   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998


                                                       REGISTRATION NO. 33-2081
                                                                       811-4490
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]
PRE-EFFECTIVE AMENDMENT NO.                                                 [_]

POST-EFFECTIVE AMENDMENT NO. 17                                             [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]
AMENDMENT NO. 17                                                            [X]

                               ----------------

                     JOHN HANCOCK VARIABLE SERIES TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ----------------

                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 572-5060
                        (REGISTRANT'S TELEPHONE NUMBER)

                           SANDRA M. DaDALT, ESQUIRE
                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

                          THOMAS C. LAUERMAN, ESQUIRE
                        FREEDMAN, LEVY, KROLL & SIMONDS
                         1050 CONNECTICUT AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                               ----------------

  It is proposed that this filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [_] on (date) pursuant to paragraph (b) of Rule 485

    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

    [X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

    [_] on (date) pursuant to paragraph (a)(2) of Rule 485

  If appropriate check the following box

    [X]this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               ----------------

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                             CROSS REFERENCE SHEET

             FORM N-1A ITEM NO.           SECTION IN PROSPECTUS
             ------------------           ---------------------
  1. Cover Page........................   Prospectus Cover Page
  2. Synopsis..........................   Synopsis of Expense Information
  3. Condensed Financial Information...   Financial Highlights
  4. General Description of Registrant.   General Information; Investment
                                           Objectives and Policies; Investment
                                           Practices; Investment Restrictions
  5. Management of the Fund............   Management of the Fund
  6. Capital Stock and Other...........   Shares, Taxes, and Dividends;
                                           Prospectus Cover Page
  7. Purchase of Securities Being         General Information; Purchase and
      Offered..........................    Redemption of Shares; Net Asset
                                           Value; Investment Performance
  8. Redemption of Repurchase..........   Purchase and Redemption of Shares
  9. Pending Legal Proceedings.........   Not Applicable
                                          SECTION IN STATEMENT OF
             FORM N-1A ITEM NO.           ADDITIONAL INFORMATION
             ------------------           -----------------------
 10. Cover Page........................   Cover Page
 11. Table of Contents.................   Table of Contents
 12. General Information and History...   Business History
 13. Investment Objectives and            Investment Techniques; Types of
      Policies.........................    Investment Instruments and Ratings;
                                           Investment Restrictions; Portfolio
                                           Transactions and Brokerage Allocation
 14. Management of the Fund............   Board of Trustees and Officers of the
                                           Fund
 15. Control Persons and Principal
      Holders of Securities............   Control Person and Principal Holders
                                           of Securities
 16. Investment Advisory and Other        Investment Advisory and Other Services
      Services.........................
 17. Brokerage Allocation..............   Portfolio Transactions and Brokerage
                                           Allocation
 18. Capital Stock and Other              The Trust's Organization and Shares;
      Securities.......................    Voting Rights
 19. Purchase, Redemption, and Pricing
      of Securities Being Offered......   Redemption and Pricing of Shares
 20. Tax Status........................   Taxes
 21. Underwriters......................   Investment Advisory and Other Services
 22. Calculation of Yield Quotations of
      Money Market Funds...............   Calculation of Yield Quotations of the
                                           Money Market Portfolio
 23. Financial Statements..............   Financial Statements

                     JOHN HANCOCK VARIABLE SERIES TRUST I

        JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117 1-800-REAL LIFE

  John Hancock Variable Series Trust I ("Fund") is an open-end management investment company composed of the following twenty-four Portfolios:

  Managed Portfolio: to achieve maximum long-term total return consistent with prudent investment risk, through investment in common stocks, convertible debentures, convertible preferred stocks, bonds, and money market instruments.

  Growth & Income Portfolio: to achieve intermediate and long-term growth of capital with income as a secondary consideration, through investment principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long-term.

  Equity Index Portfolio: to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 Index utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: to provide substantial dividend income, as well as long-term capital appreciation, through investment in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Large Cap Growth Portfolio: to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities.

  Mid Cap Value Portfolio: to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Mid Cap Growth Portfolio: to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

  Special Opportunities Portfolio: to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Real Estate Equity Portfolio: to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  Small/Mid Cap CORE Equity Portfolio: to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

  Small Cap Value Portfolio: to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

  Small Cap Growth Portfolio: to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

  Global Equity Portfolio: to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

       This Prospectus should be read and retained for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of This Prospectus is May 1, 1998

    The Date of The Statement of Additional Information is May 1, 1998

  International Balanced Portfolio: to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

  International Equity Index Portfolio: to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI EAFE GDP Index.

  International Equities Portfolio: to achieve long-term growth of capital by investing primarily in foreign equity securities.

  International Opportunities Portfolio: to provide capital appreciation through investment in common stocks of primarily well-established, non-United States companies.

  Emerging Markets Equity Portfolio: to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

  Short-Term U.S. Government Portfolio: to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Diversified Bond Index Portfolio: to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

  Sovereign Bond Portfolio: to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

  Strategic Bond Portfolio: to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  High Yield Bond Portfolio: to provide high current income and capital appreciation through investing primarily in high yield (below investment grade) securities.

  Money Market Portfolio: to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments. An investment in this Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $10.00 per share.


  This Prospectus sets forth concisely information that a prospective investor ought to know before investing. A Statement of Additional Information for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request and without charge from the Fund at the address or telephone number above.

                               TABLE OF CONTENTS

                                                                           Page
GENERAL INFORMATION.......................................................   1
SYNOPSIS OF EXPENSE INFORMATION...........................................   2
FINANCIAL HIGHLIGHTS......................................................   4
INVESTMENT OBJECTIVES AND POLICIES........................................  24
  Managed Portfolio.......................................................  24
  Growth & Income Portfolio...............................................  24
  Equity Index Portfolio..................................................  24
  Large Cap Value Portfolio...............................................  25
  Large Cap Growth Portfolio..............................................  26
  Mid Cap Value Portfolio.................................................  26
  Mid Cap Growth Portfolio................................................  26
  Special Opportunities Portfolio.........................................  27
  Real Estate Equity Portfolio............................................  28
  Small/Mid Cap CORE Equity Portfolio.....................................  28
  Small Cap Value Portfolio...............................................  29
  Small Cap Growth Portfolio..............................................  30
  Global Equity Portfolio.................................................  30
  International Balanced Portfolio........................................  31
  International Equity Index Portfolio....................................  31
  International Equities Portfolio........................................  32
  International Opportunities Portfolio...................................  32
  Emerging Markets Equity Portfolio.......................................  33
  Short-Term U.S. Government Portfolio....................................  34
  Diversified Bond Index Portfolio........................................  34
  Sovereign Bond Portfolio................................................  35
  Strategic Bond Portfolio................................................  36
  High Yield Bond Portfolio...............................................  36
  Money Market Portfolio..................................................  37
BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER..............................  38
RISK FACTORS..............................................................  38
INVESTMENT RESTRICTIONS...................................................  43
INVESTMENT PRACTICES......................................................  44
  Repurchase Agreements...................................................  44
  Use of Options on Securities by the Managed, Equity Index, Large Cap
   Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and
   International Opportunities Portfolios . . ............................  45
  Other Hedging Strategies by the Managed, Equity Index, Large Cap Value,
   Large Cap Growth, Mid Cap Value, Small Cap Value, and International
   Opportunities Portfolios . . ..........................................  45
  Risks of Options and Futures Transactions...............................  46
  Use of Options and Futures by the Mid Cap Growth, Special Opportunities,
   Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity,
   International Balanced, International Equity Index, Emerging Markets
   Equity, Short-Term U.S. Government, Sovereign Bond, Strategic Bond, and
   High Yield Bond Portfolios.............................................  47
  Other Derivative Transactions...........................................  49
  Foreign Currency Management Strategies..................................  50
  Rule 144A Securities....................................................  52

  When Issued Securities and Forward Commitments...........................  52
  Portfolio Lending........................................................  53
  The S&P 500..............................................................  53
  The Lehman Brothers Government/Corporate and Aggregate Bond Indexes......  54
  The MSCI EAFE GDP Index..................................................  55
  Investment Companies.....................................................
MANAGEMENT OF THE FUND.....................................................  55
SHARES, TAXES, AND DIVIDENDS...............................................  64
PURCHASE AND REDEMPTION OF SHARES..........................................  65
NET ASSET VALUE............................................................  65
INVESTMENT PERFORMANCE.....................................................  66
CHANGES IN INTERNATIONAL EQUITIES PORTFOLIO'S INVESTMENT OBJECTIVE AND
 POLICIES..................................................................  67
APPENDIX A: PERFORMANCE FIGURES............................................  68

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS ABOUT THE FUND OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

                              GENERAL INFORMATION

  John Hancock Variable Series Trust I is an open-end management investment company reorganized as a business trust under the laws of Massachusetts effective April 29, 1988. The Fund has twenty-four Portfolios, each with a separate series of shares. The twenty-four Portfolios are listed on the cover pages of this Prospectus and in the tables below. With the exception of the Special Opportunities, Mid Cap Growth, and International Balanced Portfolios, each of the Portfolios is a "diversified" Portfolio within the meaning of the Investment Company Act of 1940. The Fund's Board of Trustees is authorized to create additional Portfolios or delete Portfolios.

  Shares of the Fund currently are sold to John Hancock Variable Life Accounts U, V, and S to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); to John Hancock Variable Annuity Accounts U and V to fund variable annuity contracts issued by John Hancock Mutual Life Insurance Company ("John Hancock"); to John Hancock Variable Annuity Account I to fund variable annuity contracts issued by JHVLICO; and to John Hancock Mutual Variable Life Insurance Account UV to fund variable life insurance policies issued by John Hancock. In the future, shares may be sold to other separate investment accounts of JHVLICO and John Hancock. Each of these accounts of JHVLICO and John Hancock is hereinafter referred to as a "Separate Account". JHVLICO and John Hancock currently do not foresee any disadvantages to contractholders arising out of the fact that the Fund offers its shares to JHVLICO's variable life insurance policies and variable annuity contracts and John Hancock's variable life insurance policies and variable annuity contracts. However, should a material irreconcilable conflict arise between the Separate Accounts, the conflict could result in one of the Separate Accounts terminating its relationship with the Fund thus necessitating the liquidation of Portfolio securities and thereby having an adverse impact on the net asset value of the Fund. The Fund's Board of Trustees monitors events to identify any possible material conflicts and to determine what action should be taken to prevent any negative effect on the Fund.

  Because Fund shares will be held in Separate Accounts of JHVLICO or John Hancock, any reference in this Prospectus or in the Statement of Additional Information to shareholders of the Fund refers to those insurance companies, and not to the ultimate purchasers of policies or contracts whose benefits are funded by the Portfolios (collectively, "contractholders") who may have an indirect interest in the Fund. The rights of such contractholders are described in the appropriate Separate Account Prospectus attached at the front of this Prospectus.

                        SYNOPSIS OF EXPENSE INFORMATION

                                                                                                                REAL
                             GROWTH    EQUITY     LARGE CAP   LARGE CAP  MID CAP     MID CAP       SPECIAL     ESTATE
                   MANAGED  & INCOME    INDEX       VALUE      GROWTH     VALUE      GROWTH     OPPORTUNITIES  EQUITY
FEE TABLE         PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
---------         --------- --------- ---------   ---------   --------- ---------   ---------   ------------- ---------
CONTRACTHOLDER
 TRANSACTION
 EXPENSES
 Maximum Sales
  Load Imposed on
  Purchases (as a
  percentage of
  offering price).  0.00%     0.00%     0.00%       0.00%       0.00%     0.00%       0.00%         0.00%       0.00%
 Maximum Sales
  Load Imposed on
  Reinvested
  Dividends (as a
  percentage of
  offering
  price).........   0.00%     0.00%     0.00%       0.00%       0.00%     0.00%       0.00%         0.00%       0.00%
 Deferred Sales
  Load (as a
  percentage of
  original
  purchase price
  or redemption
  proceeds, as
  applicable)....   0.00%     0.00%     0.00%       0.00%       0.00%     0.00%       0.00%         0.00%       0.00%
 Redemption Fees
  (as a
  percentage of
  amount
  redeemed, if
  applicable)....   0.00%     0.00%     0.00%       0.00%       0.00%     0.00%       0.00%         0.00%       0.00%
 Exchange Fee....   0.00%     0.00%     0.00%       0.00%       0.00%     0.00%       0.00%         0.00%       0.00%
ANNUAL FUND
 OPERATING
 EXPENSES AFTER
 EXPENSE
 REIMBURSEMENT
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS)
 Management Fees.   0.34%     0.25%     0.20%(1)    0.75%       0.40%     0.80%       0.85%         0.75%       0.60%
 Other
  Expenses(2)....   0.03%     0.03%     0.25%(3)    0.25%(3)    0.05%     0.25%(3)    0.25%(3)      0.12%       0.11%
 Total Fund
  Operating
  Expenses.......   0.37%     0.28%     0.45%       1.00%       0.45%     1.05%       1.10%         0.87%       0.71%
                  SMALL/MID
                  CAP CORE
                   EQUITY
FEE TABLE         PORTFOLIO
---------         -----------
CONTRACTHOLDER
 TRANSACTION
 EXPENSES
 Maximum Sales
  Load Imposed on
  Purchases (as a
  percentage of
  offering price).  0.00%
 Maximum Sales
  Load Imposed on
  Reinvested
  Dividends (as a
  percentage of
  offering
  price).........   0.00%
 Deferred Sales
  Load (as a
  percentage of
  original
  purchase price
  or redemption
  proceeds, as
  applicable)....   0.00%
 Redemption Fees
  (as a
  percentage of
  amount
  redeemed, if
  applicable)....   0.00%
 Exchange Fee....   0.00%
ANNUAL FUND
 OPERATING
 EXPENSES AFTER
 EXPENSE
 REIMBURSEMENT
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS)
 Management Fees.   0.  %
 Other
  Expenses(2)....   0.  %(5)
 Total Fund
  Operating
  Expenses.......       %

                  SMALL CAP   SMALL CAP    GLOBAL     INTERNATIONAL INTERNATIONAL INTERNATIONAL INTERNATIONAL EMERGING
                    VALUE      GROWTH      EQUITY       BALANCED    EQUITY INDEX    EQUITIES    OPPORTUNITIES MARKETS
                  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    EQUITY
                  ---------   ---------   ---------   ------------- ------------- ------------- ------------- --------
CONTRACTHOLDER
 TRANSACTION
 EXPENSES
 Maximum Sales
  Load Imposed on
  Purchases (as a
  percentage of
  offering price).  0.00%       0.00%       0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
 Maximum Sales
  Load Imposed on
  Reinvested
  Dividends (as a
  percentage of
  offering
  price).........   0.00%       0.00%       0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
 Deferred Sales
  Load (as a
  percentage of
  original
  purchase price
  or redemption
  proceeds, as
  applicable)....   0.00%       0.00%       0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
 Redemption Fees
  (as a
  percentage of
  amount
  redeemed, if
  applicable)....   0.00%       0.00%       0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
 Exchange Fee....   0.00%       0.00%       0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
ANNUAL FUND
 OPERATING
 EXPENSES AFTER
 EXPENSE
 REIMBURSEMENT
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS)
 Management Fees.   0.80%       0.75%       0.  %         0.85%         0.  %         0.60%         1.00%       0.  %
 Other
  Expenses(2)....   0.25%(3)    0.25%(3)    0.  %(5)      0.25%(3)      0.  %(5)      0.18%         0.25%(3)    0.  %(5)
 Total Fund
  Operating
  Expenses.......   1.05%       1.00%           %         1.10%             %         0.78%         1.25%           %
                  SHORT-TERM
                     U.S.
                  GOVERNMENT
                  PORTFOLIO
                  -----------
CONTRACTHOLDER
 TRANSACTION
 EXPENSES
 Maximum Sales
  Load Imposed on
  Purchases (as a
  percentage of
  offering price).   0.00%
 Maximum Sales
  Load Imposed on
  Reinvested
  Dividends (as a
  percentage of
  offering
  price).........    0.00%
 Deferred Sales
  Load (as a
  percentage of
  original
  purchase price
  or redemption
  proceeds, as
  applicable)....    0.00%
 Redemption Fees
  (as a
  percentage of
  amount
  redeemed, if
  applicable)....    0.00%
 Exchange Fee....    0.00%
ANNUAL FUND
 OPERATING
 EXPENSES AFTER
 EXPENSE
 REIMBURSEMENT
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS)
 Management Fees.    0.30%(4)
 Other
  Expenses(2)....    0.25%(3)
 Total Fund
  Operating
  Expenses.......    0.55%

(1) At the date of this prospectus, John Hancock is voluntarily waiving the management fees for this Portfolio, although it expects to discontinue the waiver in the near future. Absent such voluntary waiver by John Hancock, the management fees will be 0.20%, which reflects a 0.05% reduction effective May 1, 1997.
(2) Restated to reflect the estimated effect of expense reallocation expected to become effective July 1, 1997.

(3) John Hancock reimburses a Portfolio when the Portfolio's Other Expenses, excluding taxes, brokerage and the like, exceed 0.25% of its average daily net asset value. This was done for the year ended December 31, 1997 with
    respect to    of the Fund's Portfolios. Absent the reimbursement, the
    Other Expenses as a percentage of average daily net assets would have been as follows: Equity Index, 1.61%; Large Cap Value, 1.89%; Mid Cap Value, 2.15%; Mid Cap Growth, 2.34%; Small Cap Value, 2.06%; Small Cap Growth, 1.55%; International Balanced, 1.44%; International Opportunities, 2.76%; Short-Term U.S. Government, 0.79%; Strategic Bond, 1.57%. Also, John Hancock voluntarily reimbursed the Equity Index Portfolio for its first 0.25% of Other Expenses for 1996. This additional reimbursement is not shown in the table because it is voluntary and is expected to be discontinued at some point in the foreseeable future.
(4) Restated to reflect a 0.20% reduction in advisory fee effective May 1, 1997.

(5) "Other Expenses" are based upon estimates for the current fiscal year. It is expected that, in the absence of the expense reimbursement arrangements referred to above, the actual expenses of this Portfolio may be greater.

                                                               HIGH
                                       SOVEREIGN STRATEGIC     YIELD       MONEY
                          DIVERSIFIED    BOND      BOND        BOND       MARKET
                          BOND INDEX   PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
                          -----------  --------- ---------   ---------   ---------
CONTRACTHOLDER
 TRANSACTION EXPENSES
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price)........    0.00%       0.00%     0.00%       0.00%       0.00%
 Maximum Sales Load
  Imposed on Reinvested
  Dividends (as a
  percentage of offering
  price).................    0.00%       0.00%     0.00%       0.00%       0.00%
 Deferred Sales Load (as
  a percentage of
  original purchase price
  or redemption proceeds,
  as applicable).........    0.00%       0.00%     0.00%       0.00%       0.00%
 Redemption Fees (as a
  percentage of amount
  redeemed, if
  applicable)............    0.00%       0.00%     0.00%       0.00%       0.00%
 Exchange Fee............    0.00%       0.00%     0.00%       0.00%       0.00%
ANNUAL FUND OPERATING
 EXPENSES AFTER EXPENSE
 REIMBURSEMENT (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management Fees.........    0.  %       0.25%     0.75%       0.  %       0.25%
 Other Expenses(2).......    0.  %(5)    0.06%     0.25%(3)    0.  %(5)    0.07%
 Total Fund Operating
  Expenses...............        %       0.31%     1.00%           %       0.32%

(1) At the date of this prospectus, John Hancock is voluntarily waiving the management fees for this Portfolio, although it expects to discontinue the waiver in the near future. Absent such voluntary waiver by John Hancock, the management fees will be 0.20%, which reflects a 0.05% reduction effective May 1, 1997.

(2) Restated to reflect the estimated effect of expense reallocation expected to become effective July 1, 1997.

(3) John Hancock reimburses a Portfolio when the Portfolio's Other Expenses, excluding taxes, brokerage and the like, exceed 0.25% of its average daily net asset value. This was done for the year ended December 31, 1997 with
    respect to    of the Fund's Portfolios. Absent the reimbursement, the
    Other Expenses as a percentage of average daily net assets would have been as follows: Equity Index, 1.61%; Large Cap Value, 1.89%; Mid Cap Value, 2.15%; Mid Cap Growth, 2.34%; Small Cap Value, 2.06%; Small Cap Growth, 1.55%; International Balanced, 1.44%; International Opportunities, 2.76%; Short-Term U.S. Government, 0.79%; Strategic Bond, 1.57%. Also, John Hancock voluntarily reimbursed the Equity Index Portfolio for its first 0.25% of Other Expenses for 1996. This additional reimbursement is not shown in the table because it is voluntary and is expected to be discontinued at some point in the foreseeable future.

(4) Restated to reflect a 0.20% reduction in advisory fee effective May 1, 1997.

(5) "Other Expenses" are based upon estimates for the current fiscal year. It is expected that, in the absence of the expense reimbursement arrangements referred to above, the actual expenses of this Portfolio may be greater.

EXAMPLES FOR EACH OF THE PORTFOLIOS

A contractholder would bear the following
expenses on a $1,000 investment, assuming (1)
5% annual return and (2) continuation of the
investment to the end of each time period      1 YEAR 3 YEARS 5 YEARS 10 YEARS
(whether or not redeemed at that time):        ------ ------- ------- --------
Managed.......................................  $ 4     $12     $21     $ 47
Growth & Income...............................  $ 3     $ 9     $16     $ 36
Equity Index..................................  $ 5     $14     $25     $ 57
Large Cap Value...............................  $10     $32     $55     $123
Large Cap Growth..............................  $ 5     $14     $25     $ 57
Mid Cap Value.................................  $11     $34     $58     $129
Mid Cap Growth................................  $11     $35     $61     $135
Special Opportunities.........................  $ 9     $28     $48     $108
Real Estate Equity............................  $ 7     $23     $40     $ 88
Small/Mid Cap CORE Equity.....................
Small Cap Value...............................  $11     $34     $58     $129
Small Cap Growth..............................  $10     $32     $55     $123
Global Equity.................................
International Balanced........................  $11     $35     $61     $135
International Equity Index....................
International Equities........................  $ 8     $25     $43     $ 97
International Opportunities...................  $13     $40     $69     $152
Emerging Markets Equity.......................
Short-Term U.S. Government....................  $ 6     $18     $31     $ 69
Diversified Bond Index........................
Sovereign Bond................................  $ 3     $10     $17     $ 39
Strategic Bond................................  $10     $32     $55     $123
High Yield Bond...............................
Money Market..................................  $ 3     $10     $18     $ 41

--------
The Examples above are based on the above Fee Table information but should not otherwise be considered representations of past or future expenses and actual expenses may be greater or lesser than those shown above.

  The purpose of the above Fee Table and Examples is to assist the contractholder in understanding the various costs and expenses of the Fund that the contractholder will bear directly or indirectly. For a more detail, see "Management of the Fund."

  Note that the above Fee Table and Examples do not illustrate all the expenses which may be charged to a contractholder, and reference should be made to the Separate Account prospectus attached to this Prospectus for a description of additional expenses and charges.

                             FINANCIAL HIGHLIGHTS

  The following tables give information regarding income, expenses, and capital changes in the Portfolios for a share outstanding throughout the periods indicated, and other supplementary data. The tables have been audited by Ernst & Young LLP, independent auditors of the Fund, whose report thereon, and on the financial statements of the Fund for the year ended December 31, 1996, is incorporated by reference into the Statement of Additional Information. These tables should be read in conjunction with the Fund's financial statements and notes thereto. A copy of the Annual Report to contractholders which contains the information referred to above and further information about the performance of the Portfolios may be obtained, without charge, by writing to the Fund at the address appearing on the cover page of this Prospectus.

  Management's Discussion and Analysis of each Portfolio is also contained in the Annual Report. No Management's Discussion and Analysis, financial statements or financial highlights are provided for the Small/Mid Cap CORE Equity, Global Equity, International Equity Index, Emerging Markets Equity, Diversified Bond Index, or High Yield Bond Portfolios because they did not have any assets, and had not commenced operations at December 31, 1997.

                                                          Year Ended December 31,
                   --------------------------------------------------------------------------------------------------------------
                     +1997       +1996       +1995       +1994       +1993       +1992      +1991     +1990      1989      1988
                     -----       -----       -----       -----       -----       -----      -----     -----      ----      ----
MANAGED
 PORTFOLIO--
 SELECTED
 DATA FOR EACH
 SHARE OF
 BENEFICIAL
 INTEREST
 OUTSTANDING
 THROUGHOUT THE
 PERIOD
 INDICATED:
Net Asset Value,
 Beginning of
 Period..........  $    13.35  $    13.73  $    11.96  $    12.81  $    12.41  $    12.36  $  10.93  $  11.19  $  10.66  $  10.18
                   ----------  ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Net Investment
 Income..........         .59         .61         .62         .55         .52         .56       .64       .68       .71       .60
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**...        1.86         .81        2.56  (      .83)        .90         .37      1.70  (    .26)     1.31       .59
                   ----------  ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
 Total From
  Investment
  Operations.....        2.45        1.42        3.18  (      .28)       1.42         .93      2.34       .42      2.02      1.19
Less Distribu-
 tions:
 From Net Invest-
  ment Income....  (      .59) (      .61) (      .62) (      .55) (      .52) (      .56) (    .64) (    .68) (    .71) (    .60)
 From Net
  Realized Gains
  on Investments.  (      .86) (     1.19) (      .79) (      .02) (      .50) (      .32) (    .27)      --   (    .78) (    .11)
                   ----------  ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Total Distribu-
 tions...........  ($    1.45) ($    1.80) ($    1.41) ($     .57) ($    1.02) ($     .88) ($   .91) ($   .68) ($  1.49) ($   .71)
                   ==========  ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Net Asset Value,
 End of Period...  $    14.35  $    13.35  $    13.73  $    11.96  $    12.81  $    12.41  $  12.36  $  10.93  $  11.19  $  10.66
                   ==========  ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Number of shares
 outstanding
 (000's omitted).     195,139     178,145     152,544     134,588     116,985      82,805    54,687    40,625    29,078    17,477
Total Investment
 Return*.........       18.72%      10.72%      27.09% (    2.23%)      11.60%       7.70%    22.00%     3.80%    18.90%    11.68%
SIGNIFICANT
 RATIOS AND
 SUPPLEMENTAL
 DATA
 Net Assets, End
  of Period
  (000's
  Omitted).......  $2,800,127  $2,386,660  $2,093,964  $1,609,939  $1,498,876  $1,027,746  $676,186  $443,969  $325,356  $186,339
 Operating
  expenses to
  average net
  assets.........         .37%        .36%       .38%        .37%        .38%        .43%      .45%      .46%      .48%      .45%
 Net investment
  income to
  average net
  assets.........        4.18%       4.41%      4.66%       4.50%       4.07%       4.56%     5.49%     6.34%     6.28%     5.84%
 Portfolio turn-
  over rate......      200.41%     113.61%    187.67%      90.41%      63.74%      84.27%   105.80%   136.39%   327.66%   245.20%
 Average commis-
  sion rate......  $      .05  $      .06         --          --          --          --        --        --        --        --

                                                         Year Ended December 31,
                   ------------------------------------------------------------------------------------------------------------
                     +1997       +1996       +1995       +1994       +1993      +1992     +1991     +1990      1989      1988
                     -----       -----       -----       -----       -----      -----     -----     -----      ----      ----
GROWTH & INCOME
 PORTFOLIO--
 SELECTED DATA
 FOR EACH SHARE
 OF BENEFICIAL
 INTEREST
 OUTSTANDING
 THROUGHOUT THE
 YEAR INDICATED:
Net Asset Value,
 Beginning of
 Year............  $    14.65  $    13.94  $    11.50  $    12.39  $    11.99  $  12.10  $  10.58  $  10.70  $  10.15  $   8.95
                   ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net Investment
 Income..........         .27         .34         .36         .34         .32       .34       .41       .44       .51       .38
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**...        4.07        2.43        3.53  (      .41)       1.27       .71      2.29       --       2.13      1.20
                   ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
 Total From
  Investment
  Operations.....        4.34        2.77        3.89  (      .07)       1.59      1.05      2.70       .44      2.64      1.58
Less
 Distributions:
 From Net
  Investment
  Income.........  (      .27) (      .34) (      .36) (      .34) (      .32) (    .34) (    .41) (    .44) (    .51) (    .38)
 From Net
  Realized Gains
  on Investments.  (     2.11) (     1.72) (     1.09) (      .48) (      .87) (    .82) (    .77) (    .12) (   1.58)      --
                   ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
 Total
  Distributions..  ($    2.38) ($    2.06) ($    1.45) ($     .82) ($    1.19) ($  1.16) ($  1.18) ($   .56) ($  2.09) ($   .38)
                   ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Net Asset Value,
 End of Year.....  $    16.61  $    14.65  $    13.94  $    11.50  $    12.39  $  11.99  $  12.10  $  10.58  $  10.70  $  10.15
                   ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Number of shares
 outstanding
 (000's omitted).     167,773     139,748     114,666      97,361      84,788    71,833    61,958    55,009    50,815    41,547
Total Investment
 Return*.........       29.79%      20.10%      34.21% (     .56%)      13.33%     8.90%    26.00%     4.10%    26.00%    17.65%
SIGNIFICANT
 RATIOS AND
 SUPPLEMENTAL
 DATA
 Net Assets, End
  of year (000's
  Omitted).......  $2,785,964  $2,047,927  $1,598,585  $1,119,864  $1,050,349  $861,516  $749,836  $581,789  $543,846  $421,549
 Operating
  expenses to
  average net
  assets.........         .28%        .27%        .28%        .27%        .28%      .30%      .30%      .30%      .36%      .31%
 Net investment
  income to
  average net
  assets.........        1.61%       2.24%       2.70%       2.80%       2.56%     2.85%     3.49%     4.21%     4.49%     3.87%
 Portfolio
  turnover rate..       74.56%      81.02%      73.54%      64.12%      70.27%    84.28%    77.57%    85.34%   168.12%   164.96%
 Average
  commission
  rate...........  $      .05  $      .04         --          --          --        --        --        --        --        --

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
EQUITY INDEX PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $  11.10       $ 10.00
                                                      --------       -------
Net Investment Income.............................         .24           .15
Net Realized and Unrealized Gain on Investments**.        3.41          1.26
                                                      --------       -------
 Total From Investment Operations.................        3.65          1.41
Less Distributions:
 From Net Investment Income.......................        (.24)      (   .15)
 From Net Realized Gains on Investments...........        (.25)      j(  .10)
                                                      --------       -------
 Total Distributions..............................       ($.54)      ($  .31)
                                                      ========       =======
Net Asset Value, End of Period....................    $  14.21       $ 11.10
                                                      ========       =======
 Number of shares outstanding (000's omitted).....       7,134         1,320
 Total Investment Return(u)*......................       32.79%       14.23%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $101,390       $14,650
 Operating expenses to average net assets(r)......        0.00%        0.00%(e)
 Net investment income to average net assets......        1.97%        2.74%(e)
 Portfolio turnover rate..........................       64.56%       15.72%(l)
 Average commission rate..........................       $ .02        $ .02

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
LARGE CAP VALUE PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 11.09        $ 10.00
                                                      -------        -------
Net Investment Income.............................        .29            .16
Net Realized and Unrealized Gain on Investments**.       2.84           1.22
                                                      -------        -------
 Total From Investment Operations.................       3.13           1.38
Less Distributions:
 From Net Investment Income.......................       (.29)       (   .16)
 From Net Realized Gains on Investments...........       (.36)       (   .13)
                                                      -------        -------
 Total Distributions..............................      ($.65)       ($  .29)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 13.57        $ 11.09
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      5,399          1,784
 Total Investment Return*.........................      28.56%        13.90%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $73,269        $19,781
 Operating expenses to average net assets(n)......       1.00%         1.00%(e)
 Net investment income to average net assets......       2.42%         2.74%(e)
 Portfolio turnover rate..........................      19.21%        19.95%(l)
 Average commission rate..........................    $   .03        $   .03

                                                       Year Ended December 31,
                         ---------------------------------------------------------------------------------------------
                          +1997     +1996     +1995     +1994     +1993     +1992    +1991    +1990    1989     1988
                          -----     -----     -----     -----     -----     -----    -----    -----    ----     ----
LARGE CAP GROWTH
 PORTFOLIO--SELECTED
 DATA FOR EACH SHARE OF
 BENEFICIAL INTEREST
 OUTSTANDING THROUGHOUT
 THE PERIOD INDICATED:
Net Asset Value,
 Beginning of Period...  $  17.49  $  17.37  $  14.41  $  15.38  $  14.43  $ 13.86  $ 12.07  $ 11.75  $ 10.92  $  9.91
                         --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net Investment Income..       .17       .25       .44       .39       .33      .37      .42      .46      .50      .36
Net Realized and
 Unrealized Gain (Loss)
 on investments**......      5.21      2.89      4.06  (    .54)     1.64      .99     2.62      .32     2.69     1.12
                         --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
 Total from Investment
  Operations...........      5.38      3.14      4.50  (    .15)     1.97     1.36     3.04      .78     3.19     1.48
Less Distributions:
 From Net Investment
  Income...............       .17  (    .25) (    .44) (    .39) (    .33) (   .37) (   .42) (   .46) (   .50) (   .36)
 From Net Realized
  Gains on Investments.  (   1.88) (   2.77) (   1.10) (    .43) (    .69) (   .42) (   .83)     --   (  1.86) (   .11)
                         --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
 Total Distributions...  ($  2.05) ($  3.02) ($  1.54) ($   .82) ($  1.02) ($  .79) ($ 1.25) ($  .46) ($ 2.36) ($  .47)
                         ========  ========  ========  ========  ========  =======  =======  =======  =======  =======
Net Asset Value, End of
 Period................  $  20.82  $  17.49  $  17.37  $  14.41  $  15.38  $ 14.43  $ 13.86  $ 12.07  $ 11.75  $ 10.92
                         ========  ========  ========  ========  ========  =======  =======  =======  =======  =======
Number of shares out-
 standing
 (000's omitted).......    36,236    29,265    21,895    15,546     9,833    6,097    3,973    2,384    1,728    1,102
Total Investment Re-
 turn*.................    30.89%    18.27%    31.64%  (   .98%)   13.80%    9.90%   25.50%    6.60%   29.20%   14.93%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of Pe-
  riod
  (000's Omitted)......  $754,398  $524,145  $380,276  $223,957  $151,207  $87,952  $55,065  $28,777  $20,303  $12,040
 Operating expenses to
  average net
  assets(b)............      .44%      .44%      .47%      .47%      .50%     .52%     .55%     .63%     .73%     .64%
 CTCNet investment in-
  come to average net
  assets...............      .86%     1.35%     2.70%     2.69%     2.21%    2.70%    3.15%    4.01%    4.00%    3.44%
 Portfolio turnover
  rate.................    83.82%   135.98%    90.18%    80.51%    61.53%   65.88%   88.38%   88.50%  222.38%  192.20%
 Average commission
  rate.................  $    .05  $    .04       --        --        --       --       --       --       --       --

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
MID CAP VALUE PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 11.35        $ 10.00
                                                      -------        -------
Net Investment Income.............................        .05            .04
Net Realized and Unrealized Gain on Investments**.       3.59           1.57
                                                      -------        -------
 Total From Investment Operations.................       3.64           1.61
Less Distributions:
 From Net Investment Income.......................    (   .05)       (   .04)
 From Net Realized Gains on Investments...........    (  1.07)       (   .22)
                                                      -------        -------
 Total Distributions..............................    ($ 1.12)       ($  .26)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 13.87        $ 11.35
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      4,686            963
 Total Investment Return*.........................     32.17%         16.18%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $64,973        $10,926
 Operating expenses to average net assets(o)......      1.05%          1.05%(e)
 Net investment income to average net assets......       .53%           .69%(e)
 Portfolio turnover rate..........................     93.78%         62.99%(l)
 Average commission rate..........................    $   .06        $   .06

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
MID CAP GROWTH PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 10.22        $ 10.00
                                                      -------        -------
Net Investment Income.............................    (   .02)           .05
Net Realized and Unrealized Gain on Investments**.       1.73            .22
                                                      -------        -------
 Total From Investment Operations.................       1.71            .27
Less Distributions:
 From Net Investment Income.......................        --         (   .05)
 From Net Realized Gains on Investments...........        --             --
                                                      -------        -------
 Total Distributions..............................        --         ($  .05)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 11.93        $ 10.22
                                                      =======        =======
 Number of shares outstanding (000's omitted).....    $ 3,374         $1,613
 Total Investment Return*.........................     16.66%          2.69%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $40,235        $16,492
 Operating expenses to average net assets(m)......      1.10%          1.10%(e)
 Net investment income to average net assets......    ( .26)%           .92%(e)
 Portfolio turnover rate..........................    124.04%         71.25%(l)
 Average commission rate..........................    $   .03        $   .03

                                                                   Period From
                                     Year Ended December 31,     May 6, 1994(a)
                                    ---------------------------  to December 30,
                                      1997      1996     1995         1994
                                    --------  --------  -------  ---------------
 SPECIAL OPPORTUNITIES PORTFOLIO--
 SELECTED DATA FOR EACH SHARE OF
 BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of
 Period...........................  $  16.52  $  13.18  $  9.94      $10.00
                                    --------  --------  -------      ------
Net Investment Income (Loss)......       .01       .02  (   .01)        .11
Net Realized and Unrealized Gain
 (Loss) on Investments**..........       .56      3.99     3.58      (  .06)
                                    --------  --------  -------      ------
 Total From Investment Operations.       .57      4.01     3.57         .05
Less Distributions:
 From Net Investment Income.......  (    .01) (    .02)     --          --
                                    --------  --------  -------      ------
 From Net Gains on Investments....  (   1.69) (    .65) (   .33)     (  .11)
                                    --------  --------  -------      ------
 Total Distributions..............  ($  1.70) ($   .67) ($  .33)     ($ .11)
                                    ========  ========  =======      ======
Net Asset Value, End of Period....  $  15.39  $  16.52  $ 13.18      $ 9.94
                                    ========  ========  =======      ======
 Number of shares outstanding
  (000's omitted).................    13,884    11,749    4,133         722
 Total Investment Return*.........     3.44%    30.33%   35.96%        .56%(l)
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (000's omitted).................  $213,612  $194,108  $54,486      $7,181
 Operating expenses to average net
  assets(k).......................     0.85%      .84%    1.00%       1.00%(e)
 Net investment income to average
  net assets......................     0.09%      .18%  ( .11)%       1.51%(e)
 Portfolio turnover rate..........   331.19%   217.84%  139.13%      26.54%(l)
 Average commission rate..........  $    .07  $    .06      --          --

                                                                                                          Period From
                                              Year Ended December 31,                                   May 16, 1988(a)
                     ---------------------------------------------------------------------------------  to December 31,
                       1997      1996      1995      1994     1993     1992     1991    1990     1989        1988
                       ----      ----      ----      ----     ----     ----     ----    ----     ----        ----
REAL ESTATE EQUITY
 PORTFOLIO--
 SELECTED DATA FOR
 EACH SHARE OF
 BENEFICIAL
 INTEREST
 OUTSTANDING
 THROUGHOUT THE
 PERIOD INDICATED:
Net Asset Value,
 Beginning of Peri-
 od................  $  14.64  $  11.70  $  11.16  $  11.52  $ 10.27  $  9.36  $ 7.42  $ 10.11  $10.15      $10.00
                     --------  --------  --------  --------  -------  -------  ------  -------  ------      ------
Net Investment In-
 come..............       .77       .76       .77       .66      .52      .49     .52      .57     .59         .35
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**.....      1.68      2.97       .54  (    .34)    1.26      .96    1.94  (  2.69)    .14         .15
                     --------  --------  --------  --------  -------  -------  ------  -------  ------      ------
 Total From Invest-
  ment Operations..      2.45      3.73      1.31       .32     1.78     1.45    2.46  (  2.12)    .73         .50
Less Distributions:
 From Net Invest-
  ment Income......  (    .77) (    .76) (    .77) (    .66) (   .52) (   .49) (  .52) (   .57) (  .59)     (  .35)
 From Net Realized
  Gains on Invest-
  ments............  (    .41) (    .03) (    .00) (    .02) (   .01) (   .05)    --       --   (  .18)        --
                     --------  --------  --------  --------  -------  -------  ------  -------  ------      ------
 Total Distribu-
  tions............  ($  1.18  ($   .79) ($   .77) ($   .68) ($  .53) ($  .54) ($ .52) ($  .57) ($ .77)     ($ .35)
                     ========  ========  ========  ========  =======  =======  ======  =======  ======      ======
Net Asset Value,
 End of Period.....  $  15.91  $  14.64  $  11.70  $  11.16  $ 11.52  $ 10.27  $ 9.36  $  7.42  $10.11      $10.15
                     ========  ========  ========  ========  =======  =======  ======  =======  ======      ======
Number of shares
 outstanding (000's
 omitted)..........    12,830    10,325     9,301    10,178    7,061    1,672     875      587     467         153
Total Investment
 Return*...........    17.22%    33.07%    12.31%     2.86%   17.29%   16.00%  33.50%  (21.00%)  7.20%       5.00%(l)
SIGNIFICANT RATIOS
 AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (000's
  Omitted).........  $204,131  $151,105  $108,782  $113,545  $81,306  $17,176  $8,184   $4,360  $4,726      $1,553
 Operating expenses
  to average net
  assets(h)........      .69%      .69%      .73%      .71%     .83%     .85%    .84%     .86%    .86%        .75%(e)
 Net investment in-
  come to average
  net assets.......     5.12%     6.14%     6.85%     5.94%    4.80%    5.31%   5.88%    6.67%   5.93%       5.14%(e)
 Portfolio turnover
  rate.............    20.04%    18.37%    19.81%    22.36%    9.79%   16.24%  11.84%   17.17%  19.10%       3.89%(l)
 Average commission
  rate.............  $    .05  $    .04       --        --       --       --      --       --      --          --

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
SMALL CAP VALUE PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 10.73        $ 10.00
                                                      -------        -------
Net Investment Income.............................        .08            .07
Net Realized and Unrealized Gain on Investments**.       2.66            .96
                                                      -------        -------
 Total From Investment Operations.................       2.74           1.03
Less Distributions:
 From Net Investment Income.......................    (   .08)       (   .07)
 From Net Realized Gains on Investments...........    (   .99)       (   .23)
                                                      -------        -------
 Total Distributions..............................    ($ 1.07)       ($  .30)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 12.40        $ 10.73
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      3,488            982
 Total Investment Return*.........................     25.57%         10.33%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $43,261        $10,541
 Operating expenses to average net assets(p)......      1.05%          1.05%(e)
 Net investment income to average net assets......       .68%          1.15%(e)
 Portfolio turnover rate..........................    126.10%         66.31%(l)
 Average commission rate..........................    $   .06        $   .06

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
SMALL CAP GROWTH PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $  9.93        $ 10.00
                                                      -------        -------
Net Investment Income.............................    (   .02)           .01
Net Realized and Unrealized Loss on Investments**.       1.44        (   .06)
                                                      -------        -------
 Total From Investment Operations.................       1.42        (   .05)
Less Distributions:
 From Net Investment Income.......................    (   .01)       (   .02)
 From Net Realized Gains on Investments...........
                                                      -------        -------
 Total Distributions..............................    ($  .01)       ($  .02)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 11.34        $  9.93
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      4,298          2,077
 Total Investment Return*.........................     14.26%        ( 0.50%)(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $48,762        $20,633
 Operating expenses to average net assets(f)......      1.00%          1.00%(e)
 Net investment income to average net assets......     ( .28%)          .12%(e)
 Portfolio turnover rate..........................     86.23%         50.93%(l)
 Average commission rate..........................    $   .07        $   .07

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
INTERNATIONAL BALANCED PORTFOLIO--SELECTED DATA
FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 10.39        $ 10.00
                                                      -------        -------
Net Investment Income.............................        .33            .24
Net Realized and Unrealized Gain on Investments**.    (   .05)           .41
                                                      -------        -------
 Total From Investment Operations.................        .28            .65
Less Distributions:
 From Net Investment Income.......................    (   .33)       (   .24)
 From Net Realized Gains on Investments...........    (   .23)       (   .02)
                                                      -------        -------
 Total Distributions..............................    ($  .56)       ($  .26)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 10.11        $ 10.39
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      2,514          2,319
 Total Investment Return*.........................       2.65%         6.73%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $25,418        $24,098
 Operating expenses to average net assets(v)......       1.10%         1.10%(e)
 Net investment income to average net assets......       3.18%         3.59%(e)
 Portfolio turnover rate..........................      81.04%        22.21%(l)
 Average commission rate..........................    $   .03        $   .02

                                                                                                          Period From
                                             Year Ended  December 31,                                   May 2, 1988(a)
                     ---------------------------------------------------------------------------------  to December 31,
                     +1997(c)  +1996(c)  +1995(c)  +1994(c)   +1993    +1992   +1991   +1990    1989         1988
                     --------  --------  --------  --------   -----    -----   -----   -----    ----         ----
INTERNATIONAL
EQUITIES
PORTFOLIO--SELECTED
DATA FOR EACH SHARE
OF BENEFICIAL
INTEREST
OUTSTANDING
THROUGHOUT THE
PERIOD INDICATED:
Net Asset Value,
Beginning of
Period.............  $  16.83  $  15.61  $  14.62  $  15.85  $ 12.25  $ 12.57  $10.37  $11.63  $ 10.43      $10.00
                     --------  --------  --------  --------  -------  -------  ------  ------  -------      ------
Net Investment
Income.............       .13       .21       .17       .12      .03      .11     .20     .35      .13         .09
Net Realized and
Unrealized
Gain(Loss) on
Investments**......  (    .97)     1.22       .99  (   1.10)    3.91  (   .32)   2.20  ( 1.26)    1.35         .43
                     --------  --------  --------  --------  -------  -------  ------  ------  -------      ------
 Total From
 Investment
 Operations........  (    .84)     1.43      1.16  (    .98)    3.94  (   .21)   2.40  (  .91)    1.48         .52
Less Distributions:
 From Net
 Investment Income.  (    .13) (    .21) (    .17) (    .12) (   .03) (   .11) (  .20) (  .35) (   .13)     (  .09)
 From Net Realized
 Gains on
 Investments.......  (    .66)      --        --   (    .13) (   .31)     --      --      --   (   .15)        --
                     --------  --------  --------  --------  -------  -------  ------  ------  -------      ------
 Total
 Distributions.....  ($   .79) ($   .21) ($   .17) ($   .25) ($  .34) ($  .11) ($ .20) ($ .35) ($  .28)     ($ .09)
                     ========  ========  ========  ========  =======  =======  ======  ======  =======      ======
Net Asset Value,
End of Period......  $  15.20  $  16.83  $  15.61  $  14.62  $ 15.85  $ 12.25  $12.57  $10.37  $ 11.63      $10.43
                     ========  ========  ========  ========  =======  =======  ======  ======  =======      ======
 Number of shares
 outstanding
 (000's omitted)...    10,024     9,254     8,123     8,162    3,574    1,202     792     588      209          79
 Total Investment
 Return*...........  (   5.03)    9.19%     8.01%    (6.26%)  32.08%   (1.60%) 23.40%  (7.80%)   6.70%       5.20%(l)
SIGNIFICANT RATIOS
AND
SUPPLEMENTAL DATA:
 Net Assets, End of
 Period
 (000's omitted)...  $152,359  $155,753  $126,803  $119,331  $56,652  $14,722  $9,954  $6,095   $2,431        $828
 Operating expenses
 to average net
 assets(g).........       .79%     .76%      .84%      .85%     .85%     .85%    .84%    .79%     .94%        .78%(e)
 Net investment
 income to average
 net assets........       .78%    1.30%     1.34%      .85%     .26%     .90%   1.75%   3.29%    1.30%       1.17%(e)
 Portfolio turnover
 rate..............     83.13%   92.03%    65.82%    78.21%   65.57%  110.79%  86.70%  80.19%  140.00%      63.30%(l)
 Average commission
 rate..............  $    .02  $    .02       --        --       --       --      --      --       --          --

                                                                   Period From
                                                    Year Ended   May 1, 1996(a)
                                                    December 31, to December 31,
                                                       1997           1996
                                                   ------------- ---------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO--SELECTED
DATA FOR EACH SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period.............     $ 10.60        $ 10.00
                                                      -------        -------
Net Investment Income............................         .10            .07
Net Realized and Unrealized Gain on
Investments**....................................         .11            .60
                                                      -------        -------
 Total From Investment Operations................         .21            .67
Less Distributions:
 From Net Investment Income......................        (.10)       (   .70)
 From Net Realized Gains on Investments..........        (.08)           --
                                                      -------        -------
 Total Distributions.............................     $  (.18)       ($  .70)
                                                      =======        =======
Net Asset Value, End of Period...................     $ 10.63        $ 10.60
                                                      =======        =======
 Number of shares outstanding (000's omitted)....       2,882          1,689
 Total Investment Return*........................        1.95%         6.72%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted).......     $30,631        $17,898
 Operating expenses to average net assets(q).....        1.22%         1.25%(e)
 Net investment income to average net assets.....         .65%         0.87%(e)
 Portfolio turnover rate.........................       21.09%         5.46%(l)
 Average commission rate.........................     $   .03        $   .03

                                                                   Period From
                                      Year Ended December 31,    May 1, 1994(a)
                                      -------------------------  to December 31,
                                       1997     1996     1995         1994
                                      -------  -------  -------  ---------------
SHORT-TERM U.S. GOVERNMENT
PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT THE PERIOD
INDICATED:
Net Asset Value, Beginning of
Period..............................  $ 10.05  $ 10.23  $ 9 .66      $10.00
                                      -------  -------  -------      ------
Net Investment Income...............      .59      .54      .50         .37
Net Realized and Unrealized Gain
(Loss) on Investments**.............      .03  (   .18)     .59      (  .34)
                                      -------  -------  -------      ------
 Total From Investment Operations...      .62      .36     1.09         .03
Less Distributions:
 From Net Investment Income.........  (   .59) (   .54) (   .50)     (  .37)
 From Net Realized Gains on
 Investments........................      --   (   .00) (   .02)        --
                                      -------  -------  -------      ------
 Total Distributions................  ($  .59) ($  .54) ($  .52)     ($ .37)
                                      =======  =======  =======      ======
Net Asset Value, End of Period......  $ 10.08  $ 10.05  $ 10.23      $ 9.66
                                      =======  =======  =======      ======
 Number of shares outstanding
 (000's omitted)....................    5,070    5,840    1,750         178
 Total Investment Return*...........    6.41%    3.61%   11.49%        .33%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL
DATA:
 Net Assets, End of Period
 (000's omitted)....................  $51,120  $58,676  $17,911      $1,718
 Operating expenses to average net
 assets(j)..........................     .57%     .75%     .75%        .75%(e)
 Net investment income to average
 net assets.........................    5.67%    5.66%    5.52%       5.82%(e)
 Portfolio turnover rate............  108.29%   20.68%  109.77%      11.22%(l)

                                                     Year Ended December 31,
                    --------------------------------------------------------------------------------------------------
                      1997     +1996     +1995      1994      1993      1992      1991      1990      1989      1988
                      ----     -----     -----      ----      ----      ----      ----      ----      ----      ----
SOVEREIGN BOND
 PORTFOLIO--
 SELECTED DATA FOR
 EACH SHARE OF
 BENEFICIAL
 INTEREST
 OUTSTANDING
 THROUGHOUT THE
 YEAR INDICATED:
Net Asset Value,
 Beginning of
 Year.............  $   9.77  $  10.13  $   9.19  $  10.14  $   9.84  $   9.89  $   9.23  $   9.40  $   9.16  $   9.26
                    --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Investment
 Income...........       .71       .69       .71       .70       .73       .77       .81       .82       .85       .85
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**....       .24  (    .31)     1.03  (    .95)      .30  (    .05)      .66  (    .17)      .24  (    .10)
                    --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total From
  Investment
  Operations......       .95       .38      1.74  (    .25)     1.03       .72      1.47       .65      1.09       .75
Less
 Distributions:
 From Net
  Investment
  Income..........  (    .71) (    .69) (    .71) (    .70) (    .73) (    .77) (    .81) (    .82) (    .85) (    .85)
 From Net Realized
  Gains on
  Investments.....  (    .06) (    .05) (    .09)      --        --        --        --        --        --        --
                    --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total
  Distributions...  ($   .77) ($   .74) ($   .80) ($   .70) ($   .73) ($   .77) ($   .81) ($   .82) ($   .85) ($   .85)
                    ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Net Asset Value,
 End of Year......  $   9.95  $   9.77  $  10.13  $   9.19  $  10.14  $   9.84  $   9.89  $   9.23  $   9.40  $   9.16
                    ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Number of shares
 outstanding
 (000's omitted)..    80,789    74,315    69,148    63,907    61,046    52,671    44,192    37,331    32,677    28,787
Total Investment
 Return*..........    10.11%     4.10%    19.55%  (  2.57%)   10.77%     7.70%    16.70%     6.90%    11.90%     8.10%
SIGNIFICANT RATIOS
 AND
 SUPPLEMENTAL DATA
 Net Assets, End
  of year
  (000's Omitted).  $803,770  $726,111  $700,309  $587,077  $619,200  $518,341  $437,110  $344,629  $307,235  $263,544
 Operating
  expenses to
  average net
  assets..........      .31%      .29%      .30%      .29%      .28%      .30%      .30%      .30%      .31%      .28%
 Net investment
  income to
  average net
  assets..........     7.18%     7.07%     7.20%     7.27%     7.22%     7.85%     8.54%     9.06%     9.06%     9.19%
 Portfolio
  turnover rate...   138.29%   119.12%    63.31%    21.80%    21.05%    19.66%    20.18%    34.46%    36.47%    25.13%

                                                                   Period From
                                                     Year Ended  May 1, 1996(a)
                                                    December 31, to December 31,
                                                        1997          1996
                                                    ------------ ---------------
STRATEGIC BOND PORTFOLIO--SELECTED DATA FOR EACH
SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period..............    $ 10.16        $ 10.00
                                                      -------        -------
Net Investment Income.............................        .59            .38
Net Realized and Unrealized Gain on Investments**.        .30            .28
                                                      -------        -------
 Total From Investment Operations.................        .89            .66
Less Distributions:
 From Net Investment Income.......................    (   .66)       (   .38)
 From Net Realized Gains on Investments...........    (   .15)       (   .12)
                                                      -------        -------
 Total Distributions..............................    ($  .81)       ($  .50)
                                                      =======        =======
Net Asset Value, End of Period....................    $ 10.24        $ 10.16
                                                      =======        =======
 Number of shares outstanding (000's omitted).....      2,797          1,271
 Total Investment Return*.........................      9.05%          6.71%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)........    $28,647        $12,907
 Operating expenses to average net assets(s)......      1.00%          1.00%(e)
 Net investment income to average net assets......      5.80%          6.05%(e)
 Portfolio turnover rate..........................    171.39%        171.39%(l)

                                                        Year Ended December 31,
                   ------------------------------------------------------------------------------------------------------------
                     1997      1996      1995       1994      1993      1992      1991      1990      1989      1988     1987
                     ----      ----      ----       ----      ----      ----      ----      ----      ----      ----     ----
MONEY MARKET
PORTFOLIO--
SELECTED DATA FOR
EACH SHARE OF
BENEFICIAL
INTEREST
OUTSTANDING
THROUGHOUT THE
YEAR INDICATED:
Net Asset Value,
Beginning of
Year.............  $  10.00  $  10.00  $   10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $ 10.00
Net Investment
Income...........       .53       .52        .57       .40       .30       .36       .58       .80       .89       .73      .64
 Total From
 Investment
 Operations......       .53       .52        .57       .40       .30       .36       .58       .80       .89       .73      .64
Less Distribu-
tions:
 From Net Invest-
 ment Income.....  (    .53) (    .52) (     .57) (    .40) (    .30) (    .36) (    .58) (    .80) (    .89) (    .73) (   .64)
Net Asset Value,
End of Year......  $  10.00  $  10.00  $   10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $ 10.00
Number of shares,
outstanding
(000's omitted)..    22,944    21,324     18,591    14,867    11,618    12,521    13,780    14,032    12,022    10,984    8,878
Total Investment
Return*..........      5.38%     5.32%     5.78%     4.03%     3.06%     3.60%     6.00%     8.00%     8.90%     7.30%    6.40%
SIGNIFICANT
RATIOS AND
SUPPLEMENTAL DATA
 Net Assets, End
 of year (000's
 omitted)........  $229,443  $213,235  $ 185,909  $148,668  $116,190  $125,212  $137,795  $140,319  $120,220  $109,843  $88,783
 Operating
 expenses to
 average net
 assets..........       .33%      .30%      .35%      .32%      .35%      .34%      .33%      .33%      .34%      .30%     .25%
 Net investment
 income to
 average net
 assets..........      5.23%     5.20%     5.62%     4.05%     3.01%     3.58%     5.81%     7.96%     9.09%     7.55%    6.14%

----

(a) Date funds first allocated to Portfolio.
(b) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .66% for the year in 1990.
(c) See "Changes in the International Equity Portfolio's Investment Objective and Policies."
(e) Annualized.

(f) Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.12% and 1.55% for the years ended December 31, 1997, and 1996, respectively.

(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, .87%, 1.13%, 1.30%, 1.67%, 2.61% and 4.25% for the years ended December 31, 1995, 1994, 1993,
    1992, 1991, 1990, and 1989, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, 1.24%, 1.73%, and 1.71% for the years ended December 31, 1992, 1991, 1990, and 1989, respectively.

(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been .79%, 1.83%, and 13.60%, for the years ended December 31, 1996, 1995, and 1994, respectively.

(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.19% and 6.05% for the years ended December 31, 1995, and 1994, respectively.
(l) Not Annualized.

(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 2.34% for the years ended December 31, 1997, and 1996, respectively.

(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% and 1.89% for the years ended December 31, 1997, and 1996, respectively.

(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14% and 2.15% for the years ended December 31, 1997, and 1996, respectively.

(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30% and 2.06% for the years ended December 31, 1997, and 1996, respectively.

(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57% and 2.76% for the years ended December 31, 1997, and 1996, respectively.

(r) Expense ratio is net of expense reimbursement. See notes 1 and 3 under "Synopsis of Expense Information," above. Had such reimbursement not been made the expense ratio would have been .65% and 1.61% for the years ended December 31, 1997, and 1996, respectively.

(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32% and 1.57% for the years ended December 31, 1997, and 1996, respectively.

(u) The Total Return includes the effect of a voluntary capital contribution from John Hancock of $0.06 per share for the year ended 1996 and $0.04 per share for year ended 1997. The Total Investment Return without the capital contribution would have been 13.59% for the year ended 1996 and 32.47% for the year ended 1997.

(v) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.56% and 1.44% for the years ended December 31, 1997, and 1996, respectively.
 + Effective January 1, 1990, foreign taxes withheld are presented as income deductions and not as expenses.

 * The performance of the Portfolios shown in these Financial Highlights does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

** The amount shown at this caption for each share outstanding throughout the period, may not accord with the change in the aggregate gains and losses in the portfolio securities for the period, because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.

                      INVESTMENT OBJECTIVES AND POLICIES

  Each Portfolio of the Fund has a different investment objective, which it pursues through the separate investment policies described below. Additional investment practices of some or all of the Portfolios are discussed below under "Investment Practices." The differences in objectives, policies, and practices among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Please refer to "Risk Factors" below for a discussion of certain risks applicable to each Portfolio.

  Managed Portfolio: The investment objective of the Managed Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Total return consists of income, including interest, dividends and discount accruals, and capital appreciation.

  The Portfolio will invest in the following investment sectors:

    (1) Common stocks, convertible debentures and convertible preferred stock, and other equity investments, including the types of securities in which the Growth & Income and Large Cap Growth Portfolios invest;

    (2) Bonds and other fixed income securities with maturities generally in excess of twelve months, including the types of securities in which the Sovereign Bond Portfolio invests; and

    (3) Money market instruments, such as U.S. government obligations, certificates of deposit and commercial paper, and other debt securities with maturities generally not in excess of twelve months, including the types of securities in which the Money Market Portfolio invests.

  The sub-investment manager of this Portfolio (see "Management of the Fund," below) will make ongoing decisions as to the mix of investments of the Portfolio among the three investment sectors in order to capitalize on short and intermediate-term market trends and to improve the long-term overall return of the Portfolio.

  Growth & Income Portfolio: The investment objective of the Growth & Income Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long-term.

  The policy of the Portfolio is to diversify investments among a number of companies without concentration in any particular industry. The Portfolio may temporarily maintain a portion of its assets in cash or invest in preferred stocks, non-convertible bonds, notes, government securities, or other fixed-income securities. However, in pursuing its objective of capital growth, the Portfolio's management may place emphasis on the selection of securities of progressive companies with aggressive and experienced management.

  Although the Portfolio will not make a practice of short-term trading, purchases and sales of securities will be made whenever believed necessary to achieve the objective of the Portfolio without regard to resulting brokerage costs.

  Equity Index Portfolio: The investment objective of the Equity Index Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the Standard & Poor's 500

Composite Price Index (S&P 500) utilizing common stocks that are publicly traded in the United States. The Portfolio attempts to achieve this objective by investing in U.S. traded and denominated stocks to replicate the characteristics of the S&P 500. For additional information about the S&P 500, see "Investment Practices--The S&P 500" below.

  The Portfolio seeks to replicate the investment results of the S&P 500, through passive investment management. The Portfolio will purchase the common stock of those companies included in the S&P 500 in their capitalization weighted proportions to attempt to replicate the aggregate risk characteristics and industry diversification of the S&P 500. In this way, the sub-investment manager attempts to minimize the degree to which the investment results of the Portfolio differ from the results of the S&P 500.

  There is no fixed number of stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold approximately 500 stocks. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes and purchase options on stock index futures to maintain market exposure and manage cash flows. The Portfolio may also invest in Standard & Poor's Depository Receipts. The Portfolio may temporarily maintain cash balances for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations and U.S. Government securities.

  As changes are made to the S&P 500 during the year, they will be reflected in the Portfolio as soon as deemed advisable. The Portfolio will, to the extent feasible, remain fully invested. The Portfolio's ability to match the performance of the S&P 500 will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. The Portfolio will be managed to reduce such effects. Although the Portfolio will attempt to achieve a high correlation with the target S&P 500, it cannot guarantee that a high correlation will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other operating expenses, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, portfolio management expenses incurred, and the degree of success of the techniques employed by the Portfolio's sub-investment manager.

  Large Cap Value Portfolio: The investment objective of the Large Cap Value Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investment in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation. The Portfolio will invest primarily in the common stocks of established companies paying above average dividends. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will consist of equity securities of large capitalization ("large cap") companies. The Fund's current definition of "large cap" companies is set forth below under "Market Capitalization Risk."

  The Portfolio will tend to take a value approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio will generally consider companies with the following characteristics: established operating histories; above average current dividend yields relative to the S&P 500 Index; low price/earnings ratios relative to the S&P 500 Index; sound balance sheet and other financial characteristics; and stock price relative to company's underlying value measured by assets, earnings, cash flow, or business franchises.

  Most of the assets will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, money market securities and other short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Large Cap Growth Portfolio: The investment objective of the Large Cap Growth Portfolio is above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio. In pursuing its investment objective, the Portfolio will generally purchase securities of well-managed companies believed to offer growth potential through their increasing earnings but will also invest in other companies where unusual appreciation opportunities may exist.

  Under normal circumstances, at least 65% of the value of the Portfolio's total assets will consist of equity investments in large capitalization ("large cap") companies. This is a non-fundamental policy that may be changed without shareholder approval. The Fund's current definition of "large cap" companies is set forth below under "Market Capitalization Risk."

  While this Portfolio generally will sell securities only after owning them for more than six months, shorter term considerations may also govern the purchase and sale of securities. Accordingly, the Portfolio may realize short-term gains or losses as well as long-term gains or losses.

  Considering that the Portfolio will be aggressively managed and that the investments which are believed to have the greatest growth potential may present significant risks, an investment in this Portfolio involves a higher degree of risk than more conservative large capitalization common stock funds such as the Growth & Income and Equity Index Portfolios. In economic and market environments that are considered favorable for achievement of capital appreciation, the Large Cap Growth Portfolio will invest in securities more volatile than the overall market. When poor market conditions exist, however, the sub-investment manager may seek to reduce potential losses by holding meaningful amounts of cash and short-term instruments, perhaps up to as much as 50% of the Portfolio.

  Mid Cap Value Portfolio: The investment objective of the Mid Cap Value Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value. The Portfolio may also invest in larger or smaller issuers, although, under normal circumstances, at least 65% of the value of its total assets will consist of equity investments in mid-cap companies. The Fund's current definition of "mid cap" companies is set forth below under "Market Capitalization Risk." The Portfolio seeks capital growth through an investment approach that is intended to increase capital with the intention of not subjecting the Portfolio to unreasonable risk.

  Its investment strategy is to invest in securities believed to be undervalued based on strong fundamentals, including low price/earnings ratios, strong balance sheet and financial positions, recent company restructuring with the potential to realize hidden values, strong management, consistent cash flow, or low price/book value.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Mid Cap Growth Portfolio: The investment objective of the Mid Cap Growth Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization ("mid cap") companies. The Fund's current definition of "mid cap" companies is set forth below under "Market Capitalization Risk." The Portfolio may also invest in smaller or larger issuers, although, under normal circumstances, at least 65% of the value of its total assets will consist of equity investments in mid-cap companies. Realization of income is not a significant investment consideration. Any income realized by the Portfolio's investments will be incidental to its primary objective.

  The sub-investment manager takes a stock-by-stock approach to building the Portfolio by seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are selected without regard to any defined industry sector or other similarly defined selection procedure. For foreign securities, the Portfolio invests in companies with earnings growth potential, regardless of country of organization or place of principal business activity.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, preferred stocks, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Special Opportunities Portfolio: The investment objective of the Special Opportunities Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors. This is a non-diversified Portfolio.

  The Portfolio seeks to achieve its investment objective by varying the relative weighting of its portfolio securities among various economic sectors based upon both macroeconomic factors and the outlook for each particular sector. The sub-investment manager selects equity securities for the Fund from various economic sectors, including, but not limited to, the following: automotive and housing, consumer goods and services, defense and aerospace, energy, financial services, health care, heavy industry, leisure and entertainment, machinery and equipment, precious metals, retailing, technology, transportation, utilities, foreign, and environmental. These sectors may be modified at any time by the sub-investment manager without notice.

  Under normal market conditions, at least 90% of the Portfolio's equity investments will be in the equity securities of issuers in five or fewer of the sectors. Subject to the Portfolio's policy of investing not more than 25% of its total assets in any one industry, issuers in any one sector may represent all of the Portfolio's assets. However, the Portfolio retains the flexibility to invest its assets in a broader group of sectors in response to changes in economic and market conditions. The Portfolio may not hold securities of issuers in all of the sectors at any given time.

  In selecting securities, the sub-investment manager will determine the allocation of assets among equity securities, fixed income securities, and cash; the sectors that will be emphasized at any given time; the distribution of securities among the various sectors; the specific industries within each sector and the specific securities within each industry. In making the sector analysis, the sub-investment manager considers the general economic environment, the outlook for real economic growth in the United States and abroad, trends and developments within specific sectors, and the outlook for interest rates and the securities markets. A sector is a "special opportunity" when in the opinion of the sub-investment manager the issuers in that sector have a high earnings potential. In selecting particular issuers, the sub-investment manager considers price/earnings ratios, ratios of market to book value, earnings growth, product innovation, market share, management quality, and capitalization.

  The Portfolio's investments may include securities of both large widely-traded companies and smaller, less well-known issuers. The Portfolio seeks investments in growth companies that either (1) occupy a dominant position in a small emerging or established industry or (2) have a significant, growing market share in a large, fragmented industry.

  The equity securities in which the Special Opportunities Portfolio invests consist primarily of common stocks of U.S. and foreign issuers but may also include preferred stocks, convertible debt securities and warrants.

  The Portfolio may also invest in the following fixed income securities: U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities. The Portfolio may purchase fixed income debt securities with stated maturities of up to thirty years. The corporate fixed income securities in which the Portfolio may invest will be of investment grade quality (as defined above under "Sovereign Bond Portfolio").

  Real Estate Equity Portfolio: The investment objective of the Real Estate Equity Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  Under ordinary economic conditions, the major part of the Portfolio's investments will be invested in the equity investments of equity real estate investment trusts which own commercial and multi-family residential real estate, commercial property companies and companies primarily engaged in the real estate business, such as real estate development companies, commercial and residential brokerage companies and natural resource companies.

  Investments may also be made in companies with activities related to the real estate industry, such as mortgage real estate investment trusts which make construction, development and long-term mortgage loans; financial institutions, including thrift institutions and mortgage banking companies, which originate or service mortgage loans; manufacturers and distributors of building supplies, manufactured housing and mobile homes; and hotel companies, entertainment companies, retailers, railroads and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

  The securities purchased will be principally common stocks (and securities convertible into or with rights to purchase common stocks) but a portion of the Portfolio may be invested in preferred stock, in commercial mortgage securities (debt obligations secured by commercial property) and in collateralized mortgage obligations (mortgage pass-through securities secured by commercial mortgage pools) which will primarily be of investment grade quality as defined above under "Sovereign Bond Portfolio". The Portfolio may also invest in master limited partnerships from time to time.

  Although the Portfolio will not make a practice of short-term trading, purchases and sales of securities will be made whenever believed necessary to achieve the objectives of the Portfolio, giving secondary consideration to resulting brokerage costs.

  Small/Mid Cap CORE Equity Portfolio: The investment objective of the Small/Mid Cap CORE Equity Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment. The sub-investment manager utilizes optimization techniques (described below) to seek to maximize the Portfolio's expected return, while maintaining a risk profile, style, capitalization and industry characteristics similar to the Russell 2500 Index. At least 90% of total assets will be invested in equity securities of U.S. issuers, including certain foreign issues traded in the U.S. and that comply with U.S. accounting standards. Under normal circumstances at least 65% of this Portfolio's total assets will consist of equity investments in small capitalization ("small cap") or medium capitalization ("mid cap") companies. The Fund's current definitions of "small cap" and "mid cap" companies are set forth below under "Market Capitalization Risk."

  Within these general parameters, the Portfolio's investments are selected using a "Computer-Optimized, Research-Enhanced ("CORE") investment process. An important component of the CORE process is a rigorous computerized system for forecasting returns in the U.S. equity market, and returns on individual equity securities, according to fundamental investment characteristics. This proprietary computerized system incorporates measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability). All of these factors have been shown to significantly impact the performance of the securities and markets they were designed to forecast. The weightings that the computerized system assigns to these factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. Moreover, the computerized system is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the sub-investment manager believes that this computerized system is broader in scope and provides more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by this computerized system do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  The sub-investment manager seeks to "enhance" the above described computerized analysis of a security with more traditional types of research provided by the Goldman Sachs Global Investment Research Department or other appropriate sources. The resulting evaluations reflect analysts' judgments as to the investment merits of each specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  Securities owned by this Portfolio will generally be sold when the sub-investment manager believes that the market price fully reflects or exceeds the securities fundamental valuation or when more attractive investments are identified. By employing both a quantitative (i.e., "Computer-Optimized") and a qualitative (i.e., "Research-Enhanced") method of selecting securities, Small/Mid Cap CORE Equity Portfolio seeks to capitalize on the strengths of each discipline.

  Although most of the assets normally will be invested in U.S. common stocks, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, preferred stocks, and warrants, when considered consistent with the Portfolio's investment objective and program. The Portfolio will invest in equity securities of foreign issuers only if traded in the U.S. and if the issuer complies with U.S. accounting standards. The Portfolio will invest only in those fixed income securities that are considered cash equivalents.

  Small Cap Value Portfolio: The investment objective of the Small Cap Value Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of U.S. small cap companies. The Fund's current definition of "small cap" companies is set forth below under "Market Capitalization Risk." However, the Portfolio may invest to a lesser degree in equity securities of companies whose capitalizations exceed that of small cap companies. The Portfolio normally will be highly diversified, containing 150 to 250 securities.

  In managing the Portfolio, the sub-investment manager will apply a combination of quantitative strategies and traditional stock selection methods to a very broad universe of stocks of small companies in order to uncover the best possible values. Typically, over 2,500 stocks will be examined quantitatively for their exposure to certain factors. The sub-investment manager has identified specific factors which it believes are helpful in selecting equities which may provide superior performance. These factors may include earnings-to-price ratios, book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trend and financial leverage. Once an initial suggested portfolio is generated through an optimization process, traditional fundamental analysis is used to provide a final review before stocks are selected for purchase for the Portfolio.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Small Cap Growth Portfolio: The investment objective of the Small Cap Growth Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization ("small cap") emerging growth companies. The potential for growth of capital is the sole basis for selection of securities, with current income not a factor in the security selection process.

  The management expects that common stocks of rapidly growing smaller companies that tend to be in an emerging growth stage of development generally offer the most attractive growth prospects. However, the Portfolio may also invest in equity securities of larger, more established companies that the management believes offer superior growth potential. Nevertheless, under normal circumstances, at least 65% of the value of the Portfolio's total assets will consist of equity investments in small cap companies. The Fund's current definition of "small cap" companies is set forth below under "Market Capitalization Risk." The Portfolio will be invested in securities that management believes will offer growth potential higher than average for all companies.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Global Equity Portfolio: The investment objective of the Global Equity Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. Income is an incidental consideration.

  The Portfolio invests in companies that the Portfolio's sub-investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Portfolio will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Portfolio may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in this Portfolio.

  It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the sub-investment manager believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly of investment grade quality (as defined below under "Sovereign Bond Portfolio"). The Portfolio may not invest more than 5% of its total assets in debt securities of the type commonly referred to as "high yield" or "junk" bonds. See "Risks of Other Debt Securities" below.

  International Balanced Portfolio: The investment objective of the International Balanced Portfolio is to provide maximum total U.S. dollar return, consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by pursuing active asset allocation strategies across non-U.S. equity and fixed income markets and active security selection within each market. This is a non-diversified portfolio.

  The sub-investment manager's investment perspective for the Portfolio is to determine fundamental value (i.e., whether an investment is fairly priced) based on long-term sustainable future cash flows associated with given asset classes and securities. The sub-investment manager will focus on comparing current market prices to fundamental values, rather than on either forecasts of future price changes or extrapolations of historical price relationships. In determining fundamental value, the sub-investment manager takes into consideration broadly based indices representing asset classes or markets and various economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of non-U.S. markets. The sub-investment manager believes that, over the long term, investing across non-U.S. equity and fixed income markets based upon discrepancies between market prices and fundamental values may achieve enhanced return.

  It is expected that the Portfolio will invest its assets primarily in developed equity markets other than the U.S. and in developed fixed income markets other than the U.S. and to a lesser extent invest in equity and debt securities of issuers in emerging markets. Under normal circumstances, fixed income senior securities will constitute at least 25% of the value of the Portfolio's total assets and the Portfolio will invest in issuers of at least three different countries other than the United States.

  International Equity Index Portfolio: The investment objective of the International Equity Index Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets as represented by the MSCI EAFE GDP Index. This is the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East (Free) Index, which is a broad-based benchmark made up of more than 1,000 companies in Europe and the Pacific Rim. The MSCI EAFE GDP Index is constructed by Morgan Stanley Capital International (MSCI), which chooses countries commonly known as developed markets and weights them in the index based on their Gross Domestic Product (GDP). Within each country, stocks are weighted by their market capitalization. Most of the largest companies listed on each country's stock exchange, by market value, are included in the MSCI EAFE GDP Index for diversification purposes. For additional information about this index, see "Investment Practices--The MSCI EAFE GDP Index" below.


  The Portfolio attempts to track the capital appreciation and dividend income of the Index by investing in a representative portion of the stocks which matches as closely as possible the characteristics of the stocks which comprise the Index. The Portfolio will also invest in stock index futures. The Portfolio will attempt to achieve a correlation between the performance of its Portfolio and that of MSCI EAFE GDP Index of at least 0.90, without taking into account fees and expenses. A perfect correlation would be 1.00.

  The Portfolio's ability to track the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of the sub-investment manager to select a representative sample of the securities included in the Index. To the extent that the size of the Portfolio's assets limits the number of issues that the Portfolio can purchase, or is relatively small in relation to cash flows, there is more potential for deviation from the MSCI EAFE GDP Index's performance than at higher asset levels.

  The Portfolio normally invests at least 65% of its total assets in foreign equity securities, consisting of common stocks (including American Depository Receipts) and preferred stocks, securities convertible to common stock (provided they are traded on an exchange or over-the-counter), warrants and receipts. No more than 10% of the Portfolio's assets will be held in cash or cash equivalents. The Portfolio may invest up to 20% of its net assets at time of purchase in securities of emerging international markets, such as Mexico, Chile and Brazil, either directly through local exchanges, through publicly-traded closed-end country funds or through "passive foreign investment companies." A substantial portion of the Portfolio's assets will be denominated in foreign currencies. See "Risks of Foreign Securities" below.

  MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is not in any way affiliated with the Fund. Inclusion of a security in the Index in no way implies an opinion as to its attractiveness or appropriateness as an investment.

  International Equities Portfolio: The investment objective of the International Equities Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Portfolio will contain securities of issuers from at least three countries other than the United States. The Portfolio normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock and securities convertible into common and preferred stock. However, if deemed advisable by the sub-investment managers, the Portfolio may invest in any other type of security, including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations. It is the intention of the Portfolio generally to invest in debt securities only for defensive purposes.

  The Portfolio will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the sub-investment managers ordinarily consider such factors as prospects for relative economic growth among foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities in each country or region.

  In choosing investments for the Portfolio, the sub-investment managers generally look for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Portfolio will not restrict its investments to any particular size company and, consequently, the Portfolio may include the securities of small and relatively less well-known companies.

  International Opportunities Portfolio: The investment objective of the International Opportunities Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established non-United States companies. The Portfolio expects to diversify broadly among countries throughout the world, including developed countries, newly-industrialized countries and to a moderate degree in emerging markets. The Portfolio expects, under normal circumstances, to invest substantially all of its assets in common stocks outside the United States. However, the Portfolio may also invest in a variety of other equity-related securities, such as common stocks, preferred stocks, warrants, and convertible securities, as well as money market and short-term securities.

  In determining the appropriate distribution of investments among various countries and geographic regions, the sub-investment manager ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

  In analyzing companies for investment, the sub-investment manager ordinarily looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

  Most of the assets normally will be invested in non-U.S. equity-related securities. However, the Portfolio may also purchase other types of securities: for example, domestic securities, cash and short-term securities, when considered consistent with the Portfolio's investment objective and program.

  Emerging Markets Equity Portfolio: The investment objective of the Emerging Markets Equity Portfolio is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Portfolio maintains investments in at least six emerging markets countries at all times and invests no more than 35% of its total assets in any one emerging markets country.

  The sub-investment manager currently regards the following to be emerging markets countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Kazakistan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey, and the Ukraine); the Middle East (Israel and Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe). In the future the Portfolio may invest in other emerging markets countries. The Portfolio considers a company to be an emerging market company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws or and has a principal office in an emerging market country.

  This Portfolio uses a proprietary, quantitative asset allocation model created by the sub-investment manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percentage of assets to invest in each country to maximize expected returns for a given risk level. The Portfolio's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research and publicly available information and company visits.

  This Portfolio invests primarily in common stock, but also may invest in other types of equity and equity derivative securities (such as convertible debt). This includes certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. It may invest up to 35% of its total assets at the time of purchase in debt securities, including up to 5% in debt securities rated below investment grade (as defined under "Sovereign Bond Portfolio" below).

  Investors in this Portfolio should expect greater fluctuations in share price and total return compared with less aggressive funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. See "Risks of Foreign Securities," below.

  Short-Term U.S. Government Portfolio: The investment objective of the Short-Term U.S. Government Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  The Portfolio will invest substantially in high-quality U.S. Government securities. These securities include U.S. Treasury notes, bills, and bonds which are direct obligations of the U.S. Government and, as such, backed by the full faith and credit of the United States. These securities also include U.S. Government agency securities which also represent a low credit risk because they are sponsored or guaranteed by Federal agencies or instrumentalities; U.S. Government agency securities may or may not be backed by the full faith and credit of the United States.

  The Portfolio will invest only in U.S. Government securities with maturities of five years or less. The Portfolio can also make investments of less than one year when, in the judgment of the sub-investment manager, potential returns hold a relative advantage over longer maturities.

  The Portfolio would be suitable for investors seeking to enhance their income and returns above those available from money market funds. In low interest rate environments, the higher returns are attractive. In rising interest rate environments, a short-term U.S. Government portfolio offers greater stability and defensive characteristics than a longer maturity bond account.

  Diversified Bond Index Portfolio: The initial investment objective of the Diversified Bond Index Portfolio will be to provide investment results that correspond to the total return and risk characteristics of the Lehman Brothers Government/Corporate Index (the "Government/Corporate Index"). Over time, as the portfolio reaches sufficient size, it is expected that the Portfolio will seek to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), which is made up of the Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The sub-investment manager estimates that, under current conditions, this transition would occur when and if the Portfolio's assets reach approximately $50 million.

  Each of these indexes includes fixed rate debt issues rated investment grade (as defined below under "Sovereign Bond Portfolio") by Moody's Investors Service, Inc., or by Standard & Poor's Ratings Group if unrated by Moody's. All issues have at least one year to maturity and an outstanding par value of at least $100 million. For additional information about these indexes, see "Investment Practices--the Lehman Brothers Government/Corporate and Aggregate Bond Indexes."

  The sub-investment manager will monitor to determine whether any of the Portfolio's securities have ceased to meet any of these criteria, and, if so, the Portfolio may dispose of such securities or retain them, regardless of whether they have yet been removed from the relevant index. However, such "ineligible" investments, together with cash and money market instruments may not exceed 20% (and are not expected to exceed 10%) of the Portfolio's net assets. Nor will more than 5% of the Portfolio's net assets comprise either
(a) cash or money-market instruments or (b) debt securities of the type commonly referred to as "high yield" or "junk" bonds. See "Risks of Other Debt Securities" below.

  Within the foregoing parameters, the Portfolio will invest primarily in the following obligations: (i) debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; (ii) debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies; (iv) mortgage-backed securities; (v) asset-backed securities; and (vi) any other issues that are included in the Government/Corporate or Aggregate Bond Index. Although the sub-investment manager will manage the Portfolio in a passive manner, the Portfolio generally will not hold all of the individual issues which comprise the Government/Corporate or Aggregate Bond Index, because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the index, selecting issues so that certain critical statistics of the Portfolio match those of the index to the greatest extent feasible. Those factors include, but are not limited to: duration, cash flow structure, industry sector, credit quality, and callability.

  The Portfolio's ability to duplicate the performance of the relevant index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of the sub-investment manager to select a representative sample of the securities included in the index. To the extent that the size of the Portfolio's assets limits the number of issues that the Portfolio can purchase, or is relatively small in relation to cash flows, there is more potential for deviation from the relevant index's performance than at greater asset levels.

  Sovereign Bond Portfolio: The investment objective of the Sovereign Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

  The Portfolio will purchase debt securities only as follows: (a) corporate debt securities which are issued by United States or Canadian corporations,
(b) debt securities which are issued by other foreign corporations, denominated in United States dollars, and publicly traded in the United States or Europe and (c) governmental securities, domestic and foreign. It is the Portfolio's present intent to purchase principally those governmental securities which are issued or guaranteed by the United States government and its agencies or instrumentalities and by the Government of Canada or any Canadian province, municipality or governmental agency. Canadian and other foreign securities will be purchased only if they are payable in United States dollars. It is anticipated that, under normal conditions, the Portfolio will not invest more than 25% of its total assets in foreign corporate securities (excluding U.S. dollar denominated Canadian corporate securities).

  The Portfolio may not purchase securities unless the issuer or any company on whose credit the purchase was based has a record of at least three years of continuous operation, except for investments which in the aggregate taken at cost do not exceed 5% of the Portfolio's total assets taken at market value.

  As set forth more fully in the Statement of Additional Information under "Sovereign Bond Portfolio Securities," it is contemplated that at least 75% of the Sovereign Bond Portfolio's debt securities (other than commercial paper) will have a rating at the time of their purchase within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation or be unrated debt securities considered to be of comparable quality. Debt securities within the four highest grades are commonly referred to as investment grade. Investments in lower-rated ("high yield") securities are subject to greater risks of loss. The meanings of these ratings are further discussed under "Types of Investment Instruments and Ratings-- Corporate Bond Ratings" in the Statement of Additional Information.

  When management believes it would be beneficial to the Portfolio, the Sovereign Bond Portfolio intends to engage in short-term trading of its securities. (See "Short-Term Trading" in the Statement of Additional Information.)

  Strategic Bond Portfolio: The investment objective of the Strategic Bond Portfolio is to provide a high total return consistent with moderate risk of capital from a portfolio that invests in the debt obligations primarily of U.S. issuers and to a more limited extent foreign issuers, including issuers in emerging market countries. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

  The sub-investment manager actively manages the Portfolio's duration, the allocation of securities across market sectors, the allocation of securities across countries, and the selection of specific securities within sectors and/or countries. Based on fundamental, economic, and capital markets research, the sub-investment manager adjusts the duration of the Portfolio in light of market conditions and the sub-investment manager's interest rate outlook. For non-U.S. investments, the Portfolio's assets are primarily allocated to securities of developed countries.

  The sub-investment manager also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, debt obligations of governments, agencies and supranational organizations, corporate securities, 144A securities, and asset-backed and mortgage-related securities. Specific securities which the sub-investment manager believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

  It is a current policy of the Portfolio that, under normal circumstances, its assets primarily will consist of securities that are of at least investment grade quality (as defined above under "Sovereign Bond Portfolio").

  High Yield Bond Portfolio: The investment objective of the High Yield Bond Portfolio is to provide high current income and capital appreciation through investing primarily in high yield (below investment grade) debt securities. Under normal market and economic conditions, the Portfolio will invest at least 65% of its assets in debt obligations considered to be below investment grade, including high yield/high risk, preferred stock and convertible securities. High yield/high risk debt securities, which are frequently referred to as "junk bonds," are considered to be those securities rated Bal or lower by Moody's Investors Service, or BB+ or lower by Standard & Poor's Corporation, or unrated securities deemed to be of comparable credit quality by the sub-investment manager. The meanings of these ratings are further discussed under "Types of Investment Instruments and Ratings--Corporate Bond Ratings" in the Statement of Additional Information. Generally, the Portfolio's average maturity is expected to range between 3 and 15 years, although there are no specific maturity restrictions.

  The Portfolio may invest in debt obligations issued by foreign governments, their agencies and instrumentalities, supranational entities, and companies located outside of the United States. These will be primarily denominated in U.S. dollars, and no more than 20% of the Portfolio's assets at the time of purchase will be invested in issuers domiciled in countries whose credit rating is below investment grade (e.g., emerging market countries). For liquidity and flexibility or for defensive purposes in unusual market conditions, the Portfolio may invest all or any portion of its assets in investment-grade short term securities, cash or cash equivalents.

  The Portfolio will be managed using a bottom-up decision-making process. That is, decisions about which high yield/high risk bonds are to be bought, held or sold will be based primarily on the investment merits of the particular security. Top-down considerations (such as the macroeconomic outlook or industry trends) will play an important role in new idea generation, but the emphasis is on individual security selection based on fundamental research. Such research will be performed largely at the sub-investment manager by its staff of research analysts. Generally, the Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

  Investors in this Portfolio should expect greater fluctuations in share price, yield and total return, compared with less aggressive debt-oriented funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. See also "Risks of Lower-Quality Instruments" under "Risks of Other Debt Securities" below.

  Money Market Portfolio: The investment objective of the Money Market Portfolio is to provide maximum current income consistent with capital preservation and liquidity. The Portfolio seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments while ensuring that the weighted average to maturity of portfolio securities does not exceed 90 days, including:

    (1) obligations issued or guaranteed as to principal or interest by the United States Government, or any agency or authority thereof;

    (2) obligations (including certificates of deposit and bankers acceptances) of U.S. banks and savings and loan associations which at the date of the investment have capital, surplus and undivided profits (as of the date of their most recent published financial statements) in excess of $100,000,000, including obligations of foreign branches of United States banks and United States branches of foreign banks if such banks meet the stated qualifications;

    (3) commercial paper which at the date of the investment is rated A-1 by Standard & Poor's Corporation, P-1 by Moody's Investors Service, Inc., or F-1 by Fitch's Investors Service or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's; and

    (4) corporate obligations which at the date of the investment are rated A or higher by Standard & Poor's or A or higher by Moody's.

(For a more complete description of these money market obligations and ratings , please refer to "U.S. Government Obligations," "Other Money Market Portfolio Securities," "Commercial Paper Ratings," and "Corporate Bond Ratings" under "Types of Investment Instruments and Ratings," in the Statement of Additional Information).

  By limiting the maturity of its investments, the Money Market Portfolio seeks to lessen the changes in the value of its assets caused by market factors. As a fundamental investment policy, the Portfolio will endeavor to maintain a constant net asset value of $10.00 per share. Nevertheless, no assurances can be given that it will be able to do so or that the per share net asset value of this Portfolio may not vary at times.

  The Portfolio, consistent with its investment objective, will attempt to maximize yield through portfolio trading. For this reason, and because the Portfolio's investments will have relatively short maturities, the Portfolio may have a significant turnover.

                 BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER

  To the extent that brokerage commissions (or dealer "spreads" or "mark-ups") are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolios are set forth under "Financial Highlights," above. The annual portfolio turnover rates for the Portfolios as to which no historical information is yet available are expected to be approximately the following percentages of those Portfolios' average daily net
assets:    % for the Small/Mid Cap CORE Equity Portfolio, 150% for the Global
Equity Portfolio, 15% for the International Equity Index Portfolio,   % for
the Emerging Markets Equity Portfolio, at least 30% for the Diversified Bond Index Portfolio, and not more than 100% for the High Yield Bond Portfolio.

  Certain option and futures contract strategies which may be employed, in varying degrees, by all of the Portfolios except the Growth & Income, Real Estate Equity, Diversified Bond Index, and Money Market Portfolios can increase the turnover rate and commission expenses and entail other risks to those Portfolios employing such strategies. See "Investment Practices," below.

                                 RISK FACTORS

  The difference in objectives, policies, and practices of the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of financial and market risks to which each Portfolio is subject. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security; and it refers to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the conditions in the securities markets in general and, with particular reference to debt securities, how changes in the overall level of interest rates affect their prices.

  In addition to the general risks discussed in the paragraphs that follow, risks relating to certain specific investment practices in which a Portfolio may engage are discussed below under "Investment Practices" and under "Types of Investment Instruments and Ratings" in the Statement of Additional Information.

RISKS OF MONEY MARKET INSTRUMENTS

  The Money Market Portfolio invests exclusively in money market instruments; all the other Portfolios may invest in these instruments to some extent. Money market instruments generally do not have maturities that exceed thirteen months. Such securities can include short-term paper such as certificates of deposit and commercial paper, and U.S. government obligations and other debt securities with maturities generally not in excess of thirteen months. Money market instruments offer investors liquidity. Although money market instruments are subject to decreases and increases in market value resulting from changes in interest rates, for the most part these changes are small due to the instruments' short term to maturity.

RISKS OF OTHER DEBT SECURITIES

  The following Portfolios are primarily invested in non-money market debt securities: the Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond. The Managed, Emerging Markets Equity, and International Balanced Portfolios can vary their holdings of these securities within a broad range. All the other Portfolios (except the Money Market Portfolio) may invest in these securities to some extent.

  Interest Rate Risk: In general, debt securities having longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Portfolio that invests in such securities. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the duration of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. The interest rate risk of the Short-Term U.S. Government Portfolio, although moderate, is well below that of traditional intermediate or long-term bond portfolios.

  Credit Risk: The value of a fixed income security may also change as a result of market perceptions regarding its default or credit risk, defined as the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Portfolios that invest in non-money market debt securities may have some exposure to credit risk. The Short-Term U.S. Government and Money Market Portfolios have negligible exposure to credit risk.

  Risk of Lower-Quality Instruments: High-yield/high-risk bonds (or "junk" bonds) are debt securities rated below investment grade as defined above under "Investment Objectives and Policies--Sovereign Bond Portfolio." The value of lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in generally prevailing interest rates. Issuers of high yield/high risk securities are typically in weak financial health and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

  Investments in companies issuing high-yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities. The High Yield Bond Portfolio intends to invest primarily in these securities. The other Portfolios most likely to invest a significant portion of their assets in high-yield securities are the Managed, Large Cap Value, International Balanced, Sovereign Bond, and Strategic Bond Portfolios. In contrast, the Special Opportunities and Diversified Bond Index Portfolios will not invest in debt securities that are not at least investment grade at the time of purchase. However, all Portfolios (other than the Equity Index, Short-Term U.S. Government, and Money Market Portfolios) that invest in debt securities may at times have some exposure to high yield securities.

  Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

  Prepayment Risk: Prepayment risk is the risk that a borrower of a debt security repays an outstanding loan before it is due. Such prepayment is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Most mortgage backed, asset backed, other public bond debt securities and 144A securities are exposed to this risk. U.S. Government securities have minimal exposure to this risk. Issuers of public debt securities may be required to pay a penalty in order to exercise this prepayment right. Generally, a Portfolio reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Portfolio's current yield. The values of securities that are subject to prepayment risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment features. The Portfolios most likely to invest a significant position of their assets in debt securities with prepayment features are Managed, Real Estate Equity, International Balanced, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High-Yield Bond Portfolios. However, all Portfolios that invest in debt securities (other than the Money Market Portfolio) may at times have some exposure to prepayment risk.

  Risks of "Zero Coupon" Instruments: All of the Portfolios may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument rather than periodically over the life of the instrument. The values such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Portfolios most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Real Estate Equity, International Balanced, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High-Yield Bond Portfolios. However, all Portfolios that invest in debt securities may at times have some exposure to this risk.

RISKS OF EQUITY SECURITIES

  All of the Portfolios intend to invest to some degree in common stock or other equity securities, except for the Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and Money Market Portfolios. All of the Portfolios that invest in equity securities expect to make such securities their primary investment (except for the Managed Portfolio, which may nevertheless do so in the discretion of its sub-investment manager). The Managed Portfolio and International Balanced Portfolio, though investing in equity securities, expect under normal conditions also to have a substantial amount of their assets invested in debt obligations.

  Equity Risk: Investments in common stock or other equity securities may offer a higher rate of return than those in money market instruments and longer term debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Such factors include overall market price trends for securities and operating results of particular issuers. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risks than other investment choices.

  Market Capitalization Risk: Another indication of the relative risk of a common stock investment is defined by the size of the company, which is typically referred to as its market capitalization. Market capitalization is computed by multiplying current market price of a share of the company's stock by the total number of its shares outstanding. Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies.

  Companies with market capitalizations of greater than $2 billion qualify as large capitalization ("large cap") companies that are the primary focus of the Large Cap Value and Large Cap Growth Portfolios. Companies with market capitalizations of less than $1 billion qualify as small capitalization ("small cap") companies that are the primary focus of the Small Cap Value and Small Cap Growth Portfolios. Companies qualify as medium capitalization ("mid cap") companies that are the primary focus of the Mid Cap Value and Mid Cap Growth Portfolios, if they have market capitalizations that range from $500 million to $6 billion. A company will continue to qualify as a large cap, mid cap or small cap company even though, sometime after a Portfolio invests in it, the company ceases to be within the definition.

  The equity securities of the Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Global Equity, and International Equity Index Portfolios are generally expected to represent primarily companies that qualify as large cap issuers. These Portfolios also may invest in the equity securities of companies that qualify as small and mid cap issuers.

  The equity securities of the Mid Cap Value, and Mid Cap Growth Portfolios are generally expected to represent primarily companies that qualify as mid cap issuers. These Portfolios also may invest in the equity securities of companies that qualify as small or large cap issuers.

  The equity securities of the Real Estate Equity Portfolio are generally expected to represent primarily companies that qualify as mid cap issuers. The Portfolio also may invest significant amounts in the equity securities of companies that qualify as small cap or mid cap issuers.

  The equity securities of the Small/Mid Cap CORE Equity and Emerging Markets Equity Portfolios are generally expected to represent companies that are small cap and mid cap issuers. These Portfolios also may invest in the equity securities of companies that qualify as large cap issuers.

  Small Cap Risk: The very nature of investing in the equity securities of smaller companies involves greater risks and potential rewards than investing in larger, more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may depend upon a small group of inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general. The Small Cap Value and Small Cap Growth Portfolios are generally expected to invest primarily in equity securities of companies that qualify as small cap issuers. Although these Portfolios also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would only rarely invest in the equity securities of companies that qualify only as large cap issuers.

REAL ESTATE RISK

  Investments in the Real Estate Equity Portfolio will be affected by risks related to the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equities markets. The market value of shares in equity real estate investment trusts and commercial property companies in particular is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments. In addition to the Real Estate Portfolio, all of the other Portfolios (except for the U.S. Short-Term Government and Money Market Portfolios) may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate.

RISKS OF FOREIGN SECURITIES

  The following Portfolios invest primarily in foreign securities: the International Balanced, International Equity Index, International Equities, International Opportunities, and Emerging Markets Equity Portfolios. The Managed, Special Opportunities, Global Equity, Strategic Bond, and High-Yield Bond Portfolios can vary their holdings of these securities within a broad range. All the other Portfolios can invest in these securities to some extent, except for the Real Estate Equity and Short-Term U.S. Government Portfolios. The Emerging Markets Equity Portfolio invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Special Opportunities, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Diversified Bond, Strategic Bond, and High-Yield Bond Portfolios may also invest in such emerging markets.

  Currency Risk: Portfolios that invest in foreign securities typically buy the local currency when they acquire foreign securities and sell the local currency when they dispose of these securities. As long as Portfolios hold a security denominated or quoted in a foreign currency, the security's value will be affected by the value of the local currency relative to that of the U.S. dollar. In other words, when Portfolios sell a foreign security, the security's value may be worth more or less in U.S. dollars. Currency risk may be greater in emerging markets. Strategies that some Portfolios may use to manage their foreign currency exposure also present certain risks. See "Foreign Currency Management Strategies," below.

  Political and Economic Risk: Foreign securities are subject to heightened political and economic risks, particularly in underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Portfolio's assets from that country. However, investments in foreign securities also offer the opportunity to diversify equity holdings and to invest in economies whose growth may outpace that of the United States.

  Regulatory Risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets.

  Market Risk: Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payments for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failures by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

  Transaction Costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions.

RISKS OF REALLOCATION

  The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the investment manager may reduce the Portfolio's holdings in an asset class whose value increases unexpectedly, or may increase the Portfolio's holdings in an asset class just prior to it experiencing a loss of value. The Managed and International Balanced Portfolios tend to exercise broad discretion in reallocating assets across asset classes. The Strategic Bond Portfolio intends to exercise discretion to reallocate assets across domestic and international fixed income asset classes. All of the other Portfolios, with the exception of the Short-Term U.S. Government and Money Market Portfolios, generally allow the sub-investment manager some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed and International Balanced Portfolios.

RISKS OF FULL INVESTMENT

  The Equity Index, International Equity Index, and Diversified Bond Index Portfolios expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Portfolios may carry more risk in times of declining markets than Portfolios that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and policies. Except for the Short-Term U.S. Government and Money Market Portfolios, all of the Portfolios have authority to assume such a defensive position, and they may or may not do so, in the discretion of the sub-investment managers. However, the Equity Index, International Equity Index, and Diversified Bond Index Portfolios are less likely to assume such a defensive position than any of such other Portfolios.

RISKS OF NON-DIVERSIFIED PORTFOLIOS

  The Mid Cap Growth, Special Opportunities, and International Balanced Portfolios are non-diversified Portfolios. A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers than "diversified" portfolios. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Non-diversified Portfolios are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Portfolios' assets may be invested in the obligations of a limited number of issuers, the value of these Portfolios' shares may be more susceptible to any single economic, political, or regulatory event, and to credit and market risks associated with a single issuer, than would the shares of a diversified portfolio. Non-diversified Portfolios, like the other Portfolios, are subject to certain federal income tax law requirements that limit the amounts invested in a single issuer or in a small group of issuers. See "Taxes" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The following is a abbreviated summary of certain restrictions on the investments of each Portfolio's assets. (A more complete statement of these and other restrictions is included in the Statement of Additional Information under "Investment Restrictions.") No Portfolio will: (1) purchase real estate or any interest in real estate, but investments of the type permitted in the Real Estate Equity Portfolio are not deemed interests in real estate for the purposes of this restriction; (2) make loans, other than as described below under "Investment Practices--Portfolio Lending"; (3) invest in commodities, commodity contracts, puts, or calls, except within certain limits, the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small/Mid

Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, Special Opportunities, International Balanced, International Equity Index, International Opportunities, Emerging Markets Growth, Short-Term U.S. Government, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios;
(4) engage in the underwriting of securities of other issuers; (5) borrow money except from banks as a temporary measure; (6) purchase securities subject to delays or restrictions on resale, subject to exceptions for some Portfolios; (7) purchase securities on margin; (8) invest for control purposes; or (9) issue senior securities.

  The Portfolios' investment restrictions described under "Investment Restrictions" in the Statement of Additional Information are considered "fundamental," in that they may not be changed without the approval of a "majority" of outstanding voting shares of each affected Portfolio, as defined in the Investment Company Act of 1940. Nor may the investment objectives and policies that are set forth above under "Investment Objectives and Policies" for the Managed, Growth & Income, Large Cap Growth, Special Opportunities, Real Estate Equity, International Equities, Short-Term U.S. Government, and Sovereign Bond Portfolios be changed without such a vote, unless otherwise there indicated. Such investment objectives and policies of any other Portfolio may, however, be changed without a vote, to the extent permitted by its fundamental investment policies or restrictions and applicable law.

                             INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

  A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period, e.g. 7 days, subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Portfolio's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The Managed, Growth & Income, Large Cap Growth, Real Estate Equity, Sovereign Bond and Money Market Portfolios may not invest in repurchase agreements maturing in more than 7 days. No more than 15% (10% as to the Special Opportunities, International Equities, and Short-Term U.S. Government Portfolios) of the net assets of any other Portfolio will be invested in repurchase agreements maturing in more than 7 days. All of the Portfolios may enter into repurchase agreements.

  The Special Opportunities, Small Cap Growth, and International Equities Portfolios, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Advisers"), an indirect wholly-owned subsidiary of John Hancock and sub-investment manager of the Special Opportunities, Small Cap Growth, and International Equities Portfolios, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"). Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. Advisers is responsible for ensuring that the agreement is fully collateralized at all times.

  In addition, the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, Small Cap Value, International Equity Index, Sovereign Bond, and Money Market Portfolios have entered into a joint trading account pursuant to an SEC exemptive order. Under this arrangement, John Hancock is responsible for investing the aggregate cash balances into one or more repurchase agreements, as described above, or in other money market instruments. In the case of repurchase agreements acquired pursuant to this arrangement, John Hancock is responsible for ensuring that the agreement is fully collateralized at all times. The other Portfolios also may participate in this joint trading account advised by John Hancock or any similar joint trading account established pursuant to an SEC exemptive order for investment companies advised by their respective sub-investment managers.

  Furthermore, Goldman Sachs Asset Management ("GSAM") has also received a similar SEC exemptive order which permits GSAM to invest the aggregate cash balances of the Small/Mid Cap CORE Equity Portfolio in one or more repurchase agreements with other GSAM-advised mutual funds.

USE OF OPTIONS ON SECURITIES BY THE MANAGED, EQUITY INDEX, LARGE CAP VALUE,
 LARGE CAP GROWTH, MID CAP VALUE, SMALL CAP VALUE, AND INTERNATIONAL OPPORTUNITIES PORTFOLIOS

  Writing Exchange-Traded Covered Call Options. These Portfolios may write "covered" call options on national securities exchanges. In such transactions, the Portfolio receives an option "premium" in return for which it agrees to sell specific securities held in its portfolio for a specified "exercise" price at any time prior to the expiration period of the option. Although the premium represents income to the Portfolio, the Portfolio in effect foregoes the benefit of any appreciation in the price of the security in excess of the exercise price during the option period.

  Purchasing Exchange-Traded Protective Put Options. These Portfolios also may purchase "protective" put options on national securities exchanges. In such transactions, the Portfolio pays a "premium" for the right to sell particular securities held by it for a specified "exercise" price at any time prior to the expiration of the option period. If, over such period, the market value of such underlying securities remains above the exercise price, the Portfolio will, in effect, lose the premium it has paid. The Portfolio, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying security falls below the exercise price of the put option.

  Liquidity Risk. These Portfolios intend to write and purchase options only if adequate liquidity exists. If for any reason a Portfolio cannot, however, close out its open option position when deemed advisable, the Portfolio's investment performance could be adversely affected.

OTHER HEDGING STRATEGIES BY THE MANAGED, EQUITY INDEX, LARGE CAP VALUE, LARGE
 CAP GROWTH, MID CAP VALUE, SMALL CAP VALUE, AND INTERNATIONAL OPPORTUNITIES PORTFOLIOS

  These Portfolios (other than the Equity Index Portfolio) may use exchange-traded financial futures contracts and options thereon. These Portfolios will use those instruments solely as a hedge to protect against possible changes in interest rates, currency exchange rates, and stock prices. These Portfolios also may purchase exchange-traded put or call options on stock indexes; but again, solely for hedging purposes.

  Similarly, the Equity Index Portfolio may purchase and sell stock index futures and may purchase options on such futures contracts or on stock indexes to maintain market exposure and manage cash flows.

  Financial Futures Contracts. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specified debt securities, it is based on a specified index of stocks. A currency futures contract is a contract to buy or sell a specified currency at a future time for a fixed price.

  To hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Portfolios (other than the Equity Index Portfolio) may enter into interest rate futures sale contracts. Similarly, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Portfolios may sell stock index futures contracts. Assuming that any decline in the securities being hedged is accompanied by a decline in the stock index or debt instrument chosen, the futures sale contracts on that index or instrument may generate gains which can wholly or partially offset any decline in the value of the Portfolio securities which have been hedged.

  If they wish to hedge against the possibility of lower interest rates or increases in equity prices, these Portfolios (other than the Equity Index Portfolio) may purchase financial futures contracts. These Portfolios (as well as the Equity Index Portfolio) may purchase futures contracts only when (a) they intend to purchase securities or wish to establish or maintain market exposure to securities that the Portfolio would be authorized to purchase and
(b) the values of such securities are expected to change by approximately the same amount as the value of the futures contracts used to hedge them. When an increase in the price of the securities is matched by a similar increase in the value of the financial futures contracts, then the gains so generated will achieve the Portfolio's objective for the hedge transaction.

  Each of these Portfolios (other than the Equity Index Portfolio) may use foreign currency futures contracts to manage their exposure to foreign currencies. Foreign currency futures contracts could be used by a Portfolio for this purpose in any manner that such Portfolio could use forward currency contracts as described under "Foreign Currency Management Strategies" below.

  Options on Futures Contracts and on Stock Indexes. These Portfolios (other than the Equity Index Portfolio) also may purchase options on appropriate financial futures contracts and stock indexes in connection with the above hedging strategies. Similarly, the Sovereign Bond Portfolio may purchase options on financial futures contracts in connection with such strategies. An option on a financial futures contract gives the purchaser the right to assume a position in the underlying futures contract, and therefore can serve the same hedging function as owning the futures contract directly. Purchase of an option on a stock index has a very similar economic effect.

  The purchase of a put or call option entails the payment by a Portfolio of a non-refundable option premium. The use of options for hedging purposes is in this sense more costly to the Fund than the purchase of futures contracts directly. Nevertheless, if a Portfolio purchases an option, the maximum loss it can suffer is the option premium plus commission costs. The potential loss on a futures contract transaction is not so limited, because the Portfolio would be obligated, as the case may be, to purchase or sell the full amount of the securities or index amount on which the futures contract is based.

  Limitations. None of the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, or International Opportunities Portfolios will enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Portfolio for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Portfolio's total assets. For more information about margin deposits, see "Financial Futures Contracts" in the Statement of Additional Information.

  Nor will any of the Managed, Large Cap Value, Large Cap Growth, Mid Cap Value, or Small Cap Value Portfolios enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Portfolio's total assets. Nor will any Portfolio consider as "hedging" any transaction that is intended to leverage the Portfolio's investment exposure to the type of security being hedged or to leverage the Portfolio's currency exposure. Additional limitations may occur as a result of the tax treatment of these hedging strategies.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS

  Risks of Hedging. If, after a Portfolio establishes a hedge position, the value of the securities or currencies being hedged moves in the opposite direction from that anticipated, the Portfolio as a whole will perform less well than it would have had it not entered into the futures or options positions.

  The success of the Portfolios in using hedging techniques depends, among other things, on the sub-investment manager's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the sub-investment manager's ability to select the proper type, time and duration of hedges. The sub-investment managers have limited experience in utilizing these hedging techniques and there can be no assurance that these techniques will produce their intended result. Also, use of these techniques may complicate management of the Portfolios and make compliance with the Portfolios' tax and other restrictions more difficult.

  The prices of the futures and options contracts used for hedging may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Portfolio, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Portfolio which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Portfolio. Although the Portfolios intend to establish appropriate positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Portfolio seeks to close a particular futures or option position. Hedging transactions also may be more, rather than less, favorable to a Portfolio than originally anticipated.

  Other Risks for the Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term U.S. Government, Sovereign Bond, Strategic Bond, and High Yield Bond
Portfolios. These Portfolios may engage in types of options and futures transactions not permitted to the Funds' other Portfolios, including over-the-counter options, writing covered put options, and non-hedging (speculative) transactions. Also, even as to options and futures transactions of a type that are permitted to other Portfolios, these Portfolios are, in certain cases, not as limited regarding the amount of their assets that may be so employed. To the extent that these Portfolios exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Portfolios.

USE OF OPTIONS AND FUTURES BY THE MID CAP GROWTH, SPECIAL OPPORTUNITIES, SMALL/MIDCAP CORE EQUITY, SMALL CAP GROWTH, GLOBAL EQUITY, INTERNATIONAL BALANCED, INTERNATIONAL EQUITY INDEX, EMERGING MARKETS EQUITY, SHORT-TERM U.S. GOVERNMENT, SOVEREIGN BOND, STRATEGIC BOND, AND HIGH YIELD BOND PORTFOLIOS

  Writing Exchange-Traded Covered Call Options and Purchasing Exchange-Traded Protective Put Options. These Portfolios (other than the Sovereign Bond Portfolio) may engage in the same transactions described above under "Writing Exchange-Traded Covered Call Options" and "Purchasing Exchange-Traded Protective Put Options."

  Writing Covered Put Options. These Portfolios (other than the Sovereign Bond Portfolio) may also write "covered" put options on securities. A put option written by a Portfolio will be deemed to be "covered" if the Portfolio maintains in a segregated account with its custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Portfolios will also be considered to be "covered" to the extent that the Portfolio's liabilities under these options are fully offset by its rights under put or call options purchased by the Portfolio. Although a Portfolio receives a "premium" for writing a covered put option, it incurs the risk that the put will be exercised and the Portfolio will be required to purchase the securities subject to the put for a price that is higher than the then-current market value of such securities.

  Purchasing Other Put and Call Options on Securities and Securities Indexes. These Portfolios (which for this purpose include the Sovereign Bond Portfolio) may also purchase put and call options in the same types of transactions described above under "Other Hedging Strategies by the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Portfolios."

  The Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios also may, for other purposes, purchase put and call options on indexes composed of securities in which those Portfolios may invest.

  The Mid Cap Growth, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may also purchase put and call options (in addition to those described above under "Purchasing Exchange-Traded Protective Put Options") on securities in which they may invest.

  In purchasing a put or call option, a Portfolio may lose up to the entire amount of the premium that it pays for the option, if the price of the securities or index subject to the option moves adversely to the Portfolio's position so that the option cannot be profitably exercised prior to its expiration. None of these Portfolios may invest more than 5% of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and indexes (excluding protective put options purchased on securities and index options purchased as part of hedging strategies).

  Covered Put and Call Options Written on Securities Indexes by the Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios. These Portfolios (but not the Emerging Markets Equity or Sovereign Bond Portfolios) may also write covered put or call options on indexes composed of securities in which the Portfolio may invest, in any manner that such Portfolio would be permitted to write such options on specific securities.

  Using Options Traded Over-the-Counter or on Foreign Exchanges. These Portfolios (which for this purpose include the Emerging Markets Equity Portfolio but not the Sovereign Bond Portfolio) may also use options on securities and options on indexes that are traded "over-the-counter" and on foreign exchanges in any manner that they are otherwise permitted to use such options. These Portfolios will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Portfolios will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

  Using Futures Contracts and Options on Futures Contracts. These Portfolios (which for this purpose include the Emerging Markets Equity and Sovereign Bond Portfolios) may use futures contracts on securities or on market indexes, and options on such futures contracts, to hedge against changes in securities prices, interest rates, and currency exchange rates (including the techniques described above under "Other Hedging Strategies by the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Portfolios") or for non-hedging (speculative) purposes. Such futures and options contracts will in all cases be traded on U.S. commodity exchanges, boards of trade, or other recognized exchanges and may be based upon various securities, financial instruments or indexes thereof. None of these Portfolios may purchase, sell or write futures contracts or options other than for "bona-fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Portfolio's initial margin deposits on such outstanding non-hedging futures and options positions and the amount of premiums paid by the Portfolio for such outstanding non-hedging options on futures contracts exceeds 5% of the market value of the Portfolio's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

  There is no specific overall limit on the amount of these Portfolios that may be exposed to the risks of financial futures contracts and options thereon that are used for non-hedging purposes. Nevertheless (except through the purchase of options, as discussed below) the Portfolios will not use these techniques for purpose of "leveraging" the Portfolio's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Portfolio, the total amount of premiums paid by a Portfolio for such options is, as discussed above, limited to 5% of the Portfolio's net assets, and the Portfolio will have no liability in connection with such options beyond payment of the option premium and related commissions.

OTHER DERIVATIVE TRANSACTIONS

  The International Balanced, International Equity Index, Strategic Bond, and High Yield Bond Portfolios may engage in swap transactions, specifically interest rate, currency and index swaps and in the purchase or sale of related caps, floors and collars. The Emerging Markets Equity Portfolio may also engage in those transactions and, in addition, may engage in equity swap transactions. In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

  Currency, index and equity swaps, caps, floors, and collars are similar to those described in the preceding paragraph, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in specified currency interest rate or equity indexes.

  The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Portfolio's potential loss if it sells a cap, floor or collar. If a Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Portfolio will use these techniques only as a risk management tool and not for purposes of leveraging the

Portfolio's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a portfolio will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Portfolio sell interest rate caps, floors or collars if it does not own securities providing the interest that the Portfolio may be required to pay.

  The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the sub-investment manager is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Portfolio. The sub-investment manager, however, will consider such risks and will enter into swap, cap, floor, and collar transactions only when it believes that the risks are not unreasonable.

FOREIGN CURRENCY MANAGEMENT STRATEGIES

  The extent to which the several Portfolios may invest in foreign securities is summarized above under "Risk Factors--Risks of Foreign Securities." Ways in which some of these Portfolios may use forward currency contracts, and some may use currency option contracts, to manage their currency exposure are discussed in the paragraphs that follow. Certain Portfolios also may use currency futures contracts and options thereon for these purposes, as discussed above under "Financial Futures Contracts" and "Options on Futures Contracts and Stock Indexes." In addition to the Portfolios listed there, the Mid Cap Growth, Special Opportunities, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Short-Term U.S. Government, and Strategic Bond Portfolios may use those same currency management techniques. Finally, currency swaps, caps, floors or collars may also be used for these purposes by the Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios to the extent discussed above under "Other Derivative Transactions" (although the Global Equity Portfolio will not use these techniques for the other purposes described there).

  Transaction Hedging. When any Portfolio enters into a contract for purchase or sale of a security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund may be obliged to acquire or dispose of such foreign currency as is presented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Portfolio may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, certain of the Portfolios may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract to implement a strategy known as "transaction hedging." The Portfolios that may enter into forward exchange contracts are the Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios.

  To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Portfolio may purchase or sell such foreign currencies on a "spot" (i.e. cash) basis. Alternatively, the Portfolios listed in the preceding paragraph may enter into forward exchange purchase or sale contracts, whereby the Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future. Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline.

  Portfolio Hedging. Some portion of those Portfolios that can invest in foreign securities will be denominated or quoted in foreign currencies. As a result, the value of each Portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the sub-investment managers, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the Portfolio, certain of the Portfolios may enter into a forward foreign currency exchange contract by which the United States dollar value of all or part of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Portfolio's securities only during the period before the maturity of the forward contract (which will not be in excess of one year). The Portfolios that can engage in this technique are those listed above that are authorized to enter engage in "Transaction Hedging". Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of the Portfolio's securities or prevent losses if the prices of such securities decline.

  Proxy Currencies. In implementing the above-described currency hedging techniques, the Mid Cap Growth, Global Equity, International Balanced, and International Equity Index Portfolios may use a forward contract on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the sub-investment manager believes will bear a close relationship to the currency being hedged and believes will at least equal the performance of such currency relative to the U.S. dollar.

  Other Techniques for Managing Currency Exposure. The Mid Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, and Strategic Bond Portfolios may use additional techniques when the sub-investment manager for one of these Portfolios believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The currency contract may call for the Portfolio to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Portfolio's overall exposure to various currencies into a more desirable balance. For similar purposes, International Balanced, International Opportunities, and Strategic Bond Portfolios may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Portfolio's securities.

  If a Portfolio is to receive a currency other than U.S. dollars pursuant to a forward currency sales contract, or if the Portfolio enters into a forward currency purchase contract, a risk exists that the value of the currency to be received by the Portfolio could vary differently in relation to the U.S. dollar than does the currency in which the related securities are denominated. This could result in gains or losses to the Portfolio.

  Options on Currencies. The Mid Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may also purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolios' exposure to changes in currency exchange rates. Call options on foreign currencies written by a Portfolio will be "covered," which means that the Portfolio will own at all times an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currencies written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal at all times to the amount the Portfolio would be required to deliver upon exercise of the put. The characteristics and risks of these currency option transactions are similar to those with respect to put and call options on securities. See "Writing Exchange-Traded Covered Call Options," "Purchasing Exchange-Traded Protective Put Options," "Risks of Options and Futures Transactions," and "Use of Options and Futures by the Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term U.S. Government, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios" above.

RULE 144A SECURITIES

  All Portfolios, other than the Growth & Income, Large Cap Growth and Real Estate Equity Portfolio, may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. The Trustees have directed the sub-investment manager of each of the eligible Portfolios to determine on a case-by-case basis whether each issue of Rule 144A securities owned by the Portfolio is an illiquid security. If illiquid, a Rule 144A security may not be purchased by the Money Market Portfolio, but may be purchased by any other eligible Portfolio, subject to such Portfolio's limit on the amount of its assets that can be invested in any illiquid securities (10% in the case of the Special Opportunities, International Equities, and Short-Term U.S. Government, and 15% as to all other eligible Portfolios). Purchasing this type of unregistered security could have the effect of increasing the level of illiquidity and volatility in the Portfolio.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest rate accrues to the purchaser during this period.

  In addition, these Portfolios may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the

Portfolio's other assets. Although the Portfolio will enter into such contracts with the intention of acquiring the securities, the Portfolio may dispose of a commitment prior to settlement if the sub-investment managers deem it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

  Each Portfolio will maintain in a segregated account with its custodian cash or liquid high grade debt securities that at all times equal the amount of its when-issued and forward commitments.

PORTFOLIO LENDING

  The Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Strategic Bond, and High Yield Bond Portfolios may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized in accordance with applicable regulatory requirements. When lending portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transactions, in which case the Portfolio may incur a loss. It is a fundamental restriction of the Portfolio not to lend portfolio securities having a total value in excess of 33 1/3% of the total assets of the Portfolio from which the securities have been lent.

THE S&P 500

  The Equity Index Portfolio seeks to provide investment results that correspond to the total return of the U.S. market as represented by the S&P
500. The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500 for diversification purposes. The index is capitalization weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

  The Fund and the insurance products supported by the Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Fund or any member of the public regarding the advisability of investing in the Fund or such insurance products. Standard & Poor's only relationship to the Fund is the licensing of Standard & Poor's marks and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Portfolio or the Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are
trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Fund or those of the owners of the insurance products supported by the Fund. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Fund or the timing of the issuance or sale of such products or in the determination or calculation of the equation by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY

ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PRODUCTS SUPPORTED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE AND AGGREGATE BOND INDEXES

  The Lehman Brothers Government/Corporate Index (the "Government/Corporate Index") is intended to measure the performance of the domestic, fixed-rate investment grade debt market. The Government/Corporate Index is composed of
(1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues such as GNMA certificates) and (2) all publicly issued, fixed-rate nonconvertible, investment grade, dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

  The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Corporate Bond Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index") and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"), Freddie Mac and Fannie Mae. The ABS Index covers several subsectors--including credit and charge cards, auto, utilities and home equity loans--and includes pass-through, bullet, and controlled amortization structures.

  All non-U.S. Government issues in the Government/Corporate Index and the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

  Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Portfolio or the insurance products supported by the Portfolio. Inclusion of a security in the Government/Corporate or Aggregate Bond Indexes in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment. The Portfolio and the insurance products supported by the Portfolio are not sponsored, endorsed, sold or promoted by Lehman Brothers, Inc. Lehman Brothers, Inc. makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or such insurance products. Lehman Brothers, Inc.'s only relationship to the Portfolio is the Lehman Brothers indexes referred to above, which are determined, composed and calculated by Lehman Brothers, Inc. without regard to the Portfolio. In determining, composing, or calculating these indexes, Lehman Brothers, Inc. has no obligation to take into consideration the needs of the Portfolio or those of the owners of the insurance products supported by the Portfolio. Lehman Brothers, Inc. is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Portfolio or the timing of the issuance or sale of such products or in the determination or calculation of the equation by which such products are to be converted into cash. Lehman Brothers, Inc. has no obligation or liability in connection with the administration, marketing, or trading of such products.

  LEHMAN BROTHERS, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN AND LEHMAN BROTHERS, INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LEHMAN BROTHERS, INC. MAKES NO WARRANTY, EXPRESS OR SUPPORTED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. LEHMAN BROTHERS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LEHMAN BROTHERS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MSCI EAFE GDP INDEX

  The International Equity Index Portfolio seeks to provide investment results that correspond to the total return of the MSCI EAFE GDP Index. The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is stocks with a larger capitalization have a greater weight in the index.

  The Portfolio and the insurance products supported by the Portfolio are not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or such insurance products. MSCI's only relationship to the Portfolio is the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Portfolio. In determining, composing, or calculating the MSCI EAFE GDP Index, MSCI has no obligation to take into consideration the needs of the Portfolio or those of the owners of the insurance products supported by the Portfolio. MSCI is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Portfolio or the timing of the issuance or sale of such products or in the determination or calculation of the equation by which such products are to be converted into cash. MSCI has no obligation or liability in connection with the administration, marketing, or trading of such products.

  MSCI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI EAFE GDP INDEX OR ANY DATA INCLUDED THEREIN AND MSCI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MSCI MAKES NO WARRANTY, EXPRESS OR SUPPORTED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI EAFE GDP INDEX OR ANY DATA INCLUDED THEREIN. MSCI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MSCI EAFE GDP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT COMPANIES

  Each Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a

Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. the Portfolios do not intend to invest in other investment companies unless the potential benefits are judged to exceed the associated costs. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including advisory and administration fees. The Emerging Markets Equity Portfolio is the most likely to invest in other investment companies; and John Hancock and the sub-investment manager have agreed to waive their own management fees with respect to the portion of that Portfolio's assets invested in other open-end (but not closed-end) investment companies.

                            MANAGEMENT OF THE FUND

  The Board of Trustees of the Fund is responsible for the administration of the affairs of the Fund. The Board may exercise all powers of the Fund except those powers which are conferred upon or reserved to the shareholders.

  John Hancock serves as the Fund's investment manager. Total assets under management by John Hancock and its subsidiaries as of December 31, 1997, amounted to over $ billion, of which over $ billion was owned by John Hancock. John Hancock's offices are located at John Hancock Place, Boston, Massachusetts 02117.

  Pursuant to five Investment Management Agreements (two dated as of April 12, 1988, one dated April 15, 1994, one dated February 14, 1996, and one dated
        , 1998), as amended, John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, advises the Fund in connection with policy decisions; provides administration of day-to-day operations; serves as the Fund's transfer agent and dividend disbursing agent; provides personnel, office space, equipment, and supplies for the Fund; maintains records required by the Investment Company Act of 1940 computes income and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below and of other service providers to the Fund.

INVESTMENT ADVISORY FEES

  The Fund will pay John Hancock an investment advisory fee at the following rates:

                        Investment Advisory Fee as an Annual Percentage of
                        Each
       Portfolio        Portion of the Portfolios' Average Daily Net Assets
       ---------        ---------------------------------------------------
 Managed           .... .40% of first $500 million; .35% of next $500 million;
 Large Cap Growth       .30% of net assets above $1 billion

 Growth & Income
 Sovereign Bond    .... .25% of all net assets
 Money Market

 Large Cap Value
 Small Cap Growth  .... .75% of all net assets

 Equity Index ........  .20% of first $75 million; .19% of next $50 million;
                        .18% of net assets above $125 million

                              Investment Advisory Fee as an Annual Percentage
                              of Each
                              Portion of the Portfolios' Average Daily Net
          Portfolio           Assets
          ---------           -----------------------------------------------
 Small Cap Value............. .80% of first $100 million; .75% of next $100 million; .65% of net assets above $200 million
 Mid Cap Value............... .80% of first $250 million; .775% of next $250 million; .75% of next $250 million; .725% of net
                               assets above $750 million
 Mid Cap Growth.............. .85% of first $100 million; .80% of net assets above $100 million
 Special Opportunities....... .75% of first $250 million; .70% of next $250 million; .65% of net assets above $500 million
 Real Estate Equity.......... .60% of first $300 million; .50% of next $500 million; .40% of net assets above $800 million
 Small/Mid Cap                .80% of first $50 million; .70% of net assets
  CORE Equity................ above $50 million
 Global Equity............... .90% of first $50 million; .80% of next $100 million; .70% of net assets above $150 million
 International Balanced...... .85% of first $100 million; .70% of net assets above $100 million
 International Equity Index.. .18% of first $100 million; .15% of next $100 million; .11% of net assets above $200 million
 International Equities...... .60% of first $250 million; .55% of next $250 million; .50% of net assets in excess of $500
                               million
 International Opportunities. 1% of first $20 million; .45% of next $30 million; .75% of net assets above $50 million
 Emerging Markets Equity..... 1.30% of first $10 million; 1.20% of next $10-150 million; 1.10% of net assets above $150 million
 Short-Term U.S. Government.. .30% of all net assets
 Diversified Bond Index...... .15% of first $25 million; .13% on next $75 million; .11% of net assets over $100 million
 Strategic Bond.............. .75% of first $25 million; .65% of next $50 million; .55% of next $75 million; .50% of net
                               assets above $150 million
 High Yield Bond............. .65% of first $100 million; .60% on next $100 million; .50% of net assets above $200 million

MANAGED, GROWTH & INCOME, LARGE CAP GROWTH, REAL ESTATE EQUITY AND SHORT-TERM U.S. GOVERNMENT PORTFOLIOS

  With respect to these Portfolios, John Hancock has contracted for Independence Investment Associates, Inc. ("IIA") a Delaware corporation, to have day-to-day responsibility for making investment decisions and placing investment orders and to perform recordkeeping functions as sub-investment manager. IIA, a registered investment adviser indirectly wholly-owned by John Hancock, manages over $25 billion worth of stocks and bonds for various clients. IIA's address is 53 State Street, Boston, Massachusetts 02109. IIA, the Fund, and John Hancock have entered into a Sub-Investment Management Agreement dated as of April 15, 1988, as to the Managed, Growth & Income, and Large Cap Growth Portfolios, and a Sub-Investment Management Agreement dated as of April 15, 1994 as to the Short-Term U.S. Government Portfolio.

  John C. Forelli, Senior Vice President of IIA, manages the equity portion of the Managed Portfolio. He has been with IIA since 1990. Thomas D. Spicer, Vice President with IIA, manages the fixed income portion of the Managed Portfolio. He has been with IIA since 1991. Mr. Spicer also manages the Short-Term U.S. Government Portfolio. Paul F. McManus, Senior Vice President of IIA, is the portfolio manager of the Growth & Income Portfolio. He has been with IIA since its inception in 1982. Michael G. Trotsky, Senior Vice President of IIA, is the portfolio manager of the Large Cap Growth Portfolio. He has been with IIA since 1990.

  As to the Real Estate Equity Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated as of April 15, 1994, contracted with IIA to make investment decisions and place investment orders and to provide certain recordkeeping functions. Dalton J. Avery is a Senior Vice President of IIA and has been the portfolio manager of the Real Estate Equity Portfolio since its organization in 1988.

EQUITY INDEX PORTFOLIO

  With respect to the Equity Index Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 18, 1997, contracted with State Street Bank and Trust Company ("State Street"), through its investment management division, State Street Global Advisors ("State Street Global"), to make investment decisions, place investment orders, and perform certain recordkeeping functions. State Street Bank and Trust Company, a Massachusetts trust company located at Two International Place, Boston, Massachusetts 02110, is a bank as defined in the Investment Advisers Act of 1940. As of December 31, 1996, it had over $254.6 billion of assets under management, $92.6 billion of which were in equities, fixed income, and real estate, and $161.9 billion of which were in short-term assets. The Portfolio will be co-managed by John
A. Tucker and James B. May, Assistant Vice Presidents and Portfolio Managers for State Street Global. Mr. May joined State Street in November 1989. He currently manages State Street's Commingled S&P Midcap Index Fund, Commingled S&P 500 Common Trust Fund, several separately managed funds, and the MULDEX funds. Mr. Tucker joined State Street in 1988. He currently manages State Street's Russell 1000 Value Common Trust Fund, Russell 2000 Value Common Trust Fund and several separately managed funds.

LARGE CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 29, 1996, contracted with T. Rowe Price Associates, Inc. ("T. Rowe Price") a Maryland corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. T. Rowe Price, a registered investment adviser, and its affiliates currently manage over $95 billion for over 4.5 million individual and institutional investors accounts. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202. The Large Cap Value Portfolio will be managed by an Investment Advisory Committee. The Committee Chairman, Brian C. Rogers, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers is a Managing Director and portfolio manager for the T. Rowe Price Equity Income Fund and the T. Rowe Price Value Fund. Mr. Rogers joined T. Rowe Price in 1982 and began his investment career in 1983.

MID CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, contracted with Neuberger & Berman, LLC ("Neuberger & Berman") a Delaware limited liability company, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Neuberger & Berman, a registered investment adviser, manages over $44 billion of global stocks and bonds and has been in the investment advisory business since 1939. Neuberger & Berman's address is 605 Third Avenue, New York, New York 10158. The Mid Cap Value Portfolio will be managed on a day-to-day basis by Michael M. Kassen and Robert I. Gendelman. Mr. Kassen is a Partner and senior portfolio manager of the firm, as well as a co-portfolio manager for The Partners Fund and The Advisers Management Trust Partners Portfolio. Mr. Kassen joined Neuberger & Berman in 1990 and began his investment career in 1978. Mr. Gendelman is an Assistant Vice President and senior portfolio manager, as well as a co-portfolio manager for The Partners Fund and The Advisers Management Trust Partners Portfolio. Mr. Gendelman joined the firm in 1993 and began his investment career in 1984.

MID CAP GROWTH PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 29, 1996, contracted with Janus Capital Corporation ("Janus") a Colorado corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Janus, a registered investment adviser, managed over $50 billion of assets as of January 31, 1997, and has been in the investment advisory business since 1970. Janus' address is 100 Fillmore Street, Denver, Colorado 80206. The Mid Cap Growth Portfolio will be managed on a day-to-day basis by James P. Goff. Mr. Goff is Executive Vice President and portfolio manager for the Janus Enterprise Fund and co-portfolio manager for the Janus Venture Fund. Mr. Goff joined Janus in 1988 and began his investment career in 1985.

SPECIAL OPPORTUNITIES, SMALL CAP GROWTH AND SOVEREIGN BOND PORTFOLIOS

  With respect to the Sovereign Bond Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated May 1, 1995, contracted with John Hancock Fund Advisers, Inc. ("Advisers") to make investment decisions, place investment orders, and perform certain recordkeeping functions. Advisers, a Delaware corporation, is a registered investment adviser indirectly wholly-owned by John Hancock. It was organized in 1968 and presently has over $22 billion in assets under management in its capacity as investment adviser to mutual funds and publicly traded investment companies in the John Hancock fund complex. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199. James K. Ho is an Executive Vice President with Advisers and the portfolio manager of the Sovereign Bond Portfolio. Mr. Ho is assisted in the day-to-day management of the Portfolio's investments by a co-manager and a team of credit analysts. Mr. Ho also directs all taxable fixed-income investment management for Advisers and has been associated with Advisers since 1985.

  With respect to the Special Opportunities Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated April 15, 1994 contracted with Advisers to make investment decisions, place investment orders and perform certain recordkeeping functions. The Special Opportunities Portfolio will be managed on a day-to-day basis by an investment team overseen by Kevin R. Baker. This team represents the analytical expertise of sector and global specialists from Advisers' equity group. Mr. Baker is a Second Vice President at Advisers who also manages John Hancock Special Opportunities Fund and supports the management of John Hancock Special Equities Fund. Mr. Baker joined Advisers in 1994. Prior to joining Advisers, Mr. Baker was president of Baker Capital Management. He also worked as a registered representative for Kidder Peabody.

  With respect to the Small Cap Growth Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 29, 1996, contracted with Advisers to make investment decisions, place investment orders and perform certain recordkeeping functions. The Small Cap Growth Portfolio will be managed on a day-to-day basis by an investment team overseen by Bernice S. Behar. Ms. Behar also manages John Hancock Discovery Fund and is a member of the portfolio management team for John Hancock Pacific Basin Equities Fund, John Hancock Global Fund, and John Hancock International Fund. Ms. Behar is a Senior Vice President of Advisers and has been associated with Advisers since 1991.

SMALL/MID CAP CORE EQUITY PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment
Management Agreement dated            , 1998, contracted with Goldman Sachs
Asset Management ("Goldman Sachs") to make investment decisions, place investment orders and to perform certain recordkeeping functions. Goldman Sachs is a division of Goldman, Sachs & Co., a New York limited partnership that is registered as an investment adviser. Goldman Sachs currently manages assets in excess of $130 billion. Goldman Sachs' address is One New York Plaza, New York, New York 10004. The Small/Mid Cap CORE Equity Portfolio will be managed on a day to day basis by Kent A. Clark, Vice President, Robert C. Jones, Managing Director, and Victor H. Pinter, Vice President, of Goldman Sachs. Mr. Clark joined Goldman Sachs in 1992. Prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. Mr. Jones joined Goldman Sachs in 1989. Mr. Pinter joined Goldman Sachs in 1990.

SMALL CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, March 22, 1996, contracted with INVESCO Management & Research ("INVESCO") a Massachusetts corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. INVESCO, a registered investment adviser, is part of a global firm that managed approximately $94.5 billion as of December 31, 1996. The parent company, INVESCO PLC, is based in London, with money managers located in Europe, North America, and the Far East. INVESCO's address is 101 Federal Street, Boston, Massachusetts 02110. The Small Cap Value Portfolio will be managed on a day-to-day basis by Stephen J. Kaszynski and Robert S. Slotpole. Mr. Kaszynski is a Vice President of INVESCO and senior portfolio manager for a number of institutional portfolios. Mr. Kaszynski joined INVESCO in 1982 and has been in the investment business since 1979. Mr. Slotpole is a Senior Vice President of INVESCO and Director of Equity Management and portfolio manager of the INVESCO Small Company Fund. Mr. Slotpole joined INVESCO in 1993 and began his investment career in 1975.

GLOBAL EQUITY PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment
Management Agreement dated             , 1998, contracted with Scudder Kemper
Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) ("Scudder") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Scudder is a Delaware corporation having its address at 345 Park Avenue, New York, New York 10154. Scudder is a registered investment adviser and the assets that it manages for its international investment company clients total more than $32 billion. The Global Equity Portfolio is managed by a team of Scudder investment professionals. Lead Portfolio Manager William E. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and Scudder in 1996. Mr. Espinosa is also responsible for development of the Portfolio's strategy and management of the Portfolio on a daily basis. Mr. Espinosa has six years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993.


INTERNATIONAL BALANCED PORTFOLIO

  With respect to this Portfolio, John Hancock, has by a Sub-Investment Management Agreement, March 29, 1996, contracted with Brinson Partners, Inc. ("Brinson") a Delaware corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("SBC"). Brinson Partners, Inc. together with its predecessor organizations, has been managing international investments since 1974. Brinson has over $71.6 billion in institutional assets under management. It also serves as the advisor to the SBC Private Banking mutual funds with assets totaling $47.3 billion. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. The International Balanced Portfolio will be managed using a team approach, with the team having day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. The team includes: Richard C Carr, CFA, Managing Partner, Equities/Fixed Income, who began his investment career in 1964; Jeffrey J. Diermeier, CFA, Managing Partner, Equities, who began his investment career in 1975; M. Dale Fritz, CFA, Managing Partner, Portfolio Coordination, who began his investment career in 1971; Dennis L. Hesse, Managing Partner, Fixed Income, who began his investment career in 1970; Denis S. Karnosky, Ph.D., Managing Partner, Asset Allocation/Currency, began his investment career in 1967; Norman D. Cumming, Partner, Fixed Income, who began his investment career in 1977; Susan M. Haroun, Partner, Equities, who began her investment career in 1982; Anthony W. Robinson, Partner, Equities/Fixed Income, who began his investment career in 1973.

INTERNATIONAL EQUITY INDEX PORTFOLIO

  With respect to this Portfolio, John Hancock has contracted for Independence International Associates, Inc. ("International"), a Delaware corporation, to have day-to-day responsibility for making investment decisions and placing investment orders and to perform recordkeeping functions as sub-investment manager. International, a registered investment adviser wholly owned by IIA, manages approximately $2 billion worth of international stocks for various clients. International's address is 53 State Street, Boston, Massachusetts 02109. International, the Portfolio and John Hancock have entered into a Sub-Investment Management Agreement dated as of xxxx, 1998, as to the International Equity Index Portfolio. The International Equity Index Portfolio will be managed using a team approach for the day-to-day management of the Portfolio. Norman H. Meltz, David P. Nolan and Shannon E. Giunta lead the portfolio management team. All three members of the team joined in October 1996, when International purchased Boston International Advisors, Inc. Mr. Meltz is a Senior Vice President and senior portfolio manager for a number of institutional portfolios. He has analyzed and managed equity portfolios since 1981. Mr. Nolan, Vice President, has analyzed and managed international portfolios since 1994. Ms. Giunta, Investment Officer, has managed and analyzed international portfolios since 1996.

INTERNATIONAL EQUITIES PORTFOLIO

  This Portfolio's investment management is provided under contracts dated as of April 15, 1994 with Advisers and John Hancock Advisers International Limited ("International Advisers") as sub-investment managers. International Advisers is a wholly-owned subsidiary of Advisers, formed in 1987 to provide international investment research and advisory services to United States institutional clients. It has its offices at 34 Dover Street, London W1X 3RA, England. Its investment and administrative staff have substantial experience in investment management of foreign assets. It is registered as an investment adviser in the United States. Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza, senior vice presidents, joined John Hancock Advisers in December 1996; they have analyzed and managed international investments since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the Adviser and managing director of the subadviser, John Hancock Advisers International, Ltd. He joined John Hancock Advisers in 1987 and has been in the investment business since 1969.

INTERNATIONAL OPPORTUNITIES PORTFOLIO

  With respect to this Portfolio, John Hancock, has by a Sub-Investment Management Agreement, March 29, 1996, contracted with Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming") a Maryland corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Rowe Price-Fleming was incorporated in 1979 as a corporate joint venture between T. Rowe Price and Robert Flemings Holdings Limited. Rowe Price-Fleming, a registered investment adviser, currently manages over $25 billion of international stocks and bonds for various clients. Rowe Price-Fleming's address is 100 East Pratt Street, Baltimore, Maryland 21202. It has its offices in Baltimore, London, Tokyo and Hong Kong. The International Opportunities Portfolio will be managed by an Investment Advisory Group that has day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. The senior member of the advisory group is Martin G. Wade, who joined the firm in 1979 and began his investment career in 1979.

EMERGING MARKETS EQUITY PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment
Management Agreement dated           , 1998, contracted with Montgomery Asset
Management, LLC ("Montgomery") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Montgomery, a wholly-owned subsidiary of Commerzbank AG, is a limited liability company organized in Delaware. Its principal business address is [101 California Street, San Francisco, California 94111.] Montgomery is a registered investment adviser,
with over $      billion of assets under management.

  Josephine S. Jimenez, CFA, and Bryan L. Sudweeks, Ph.D. and CFA, are jointly responsible for managing this Portfolio. Ms. Jimenez is a principal of Montgomery and senior portfolio manager. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C., as senior analyst and portfolio manager. Mr. Sudweeks is a principal of Montgomery and senior portfolio manager. Before joining Montgomery, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a Professor of International Finance and Investments at George Washington University and served as Adjunct Professor of International Investments from 1988 until May 1991.

DIVERSIFIED BOND INDEX PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment
Management Agreement dated              , 1998, contracted with Mellon Bond
Associates ("Mellon") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Mellon is a Pennsylvania limited liability company that is indirectly wholly-owned by Mellon Bank Corporation. Mellon's principal business address is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258. Mellon, a registered investment adviser, is part of a global firm that has approximately $47 billion in assets under management. The Diversified Bond Index Portfolio will be managed on a day-to-day basis by Gregory D. Curran. Mr. Curran is a Senior Vice President of Mellon. Mr. Curran joined the firm in 1995 and has been in the investment business since 1986.


STRATEGIC BOND PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, March 29, 1996, contracted with J.P. Morgan Investment Management Inc. ("J.P. Morgan") a Delaware corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. J.P. Morgan, a registered investment adviser, manages over $208 billion of global stocks and bonds and, together with its predecessors, has been in the investment advisory business for over 100 years. J.P. Morgan's address is 522 Fifth Avenue, New York, New York 10036. The Strategic Bond Portfolio will be managed using a disciplined collaborative approach for the day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. The team includes: Christopher J. Durbin and Lili B.L. Dung. Mr. Durbin is a Managing

Director and head of the U.S. Fixed Income Group, which is responsible for all fixed income products. Mr. Durbin joined J.P. Morgan in 1975 and began his investment career in 1975. Ms. Dung is a Vice President and portfolio manager in the Fixed Income Group. Ms. Dung joined the firm in 1987 and began her investment career in 1987.

HIGH YIELD BOND PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment
Management Agreement dated           , 1998, contracted with Wellington
Management Company, LLP ("Wellington") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Wellington is a Massachusetts limited liability partnership having its principal business offices at 75 State Street, Boston, Massachusetts 02109. Wellington and its predcessor organizations have provided investment advisory services since 1928. Wellington is a registered investment adviser and had $174.5 billion of assets under management at December 31, 1997. Richard T. Crawford, Vice President at Wellington, is the portfolio manager for the Portfolio and is primarily responsible for the day-to-day investment management of the Portfolio's securities. Mr. Crawford is a member of and draws upon the dedicated High Yield Portfolio Management Team at Wellington Management, which also includes Earl E. McEvoy and Catherine A. Smith. Mr. Crawford joined Wellington in 1994. Prior to joining Wellington, Mr. Crawford was employed by Pacholder Associates for four years as senior fixed income analyst and portfolio manager.

MONEY MARKET PORTFOLIO

  John Hancock has day-to-day responsibility for making investment decisions and placing investment orders for the Money Market Portfolio.

                               ----------------

  John Hancock pays the fees of each of the sub-investment managers pursuant to the agreements with each and Advisers likewise pays the fee of International Advisers. Therefore, the sub-investment management arrangements result in no additional charge to the Fund or to the contractholders. (Further discussion of the Fund's management is included in the Statement of Additional Information under "Board of Trustees and Officers of the Fund.")

  John Hancock also performs investment advisory services for a number of other accounts and clients, none of which is given preference over the Fund in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each not to favor any one account over another, and investment opportunities are allocated in a manner deemed equitable to the particular accounts involved based on such factors as their respective investment objectives and then current investment and cash positions. Subject to these requirements, Fund orders may be combined with orders of other accounts or clients advised by John Hancock or any of the sub-investment managers at prices which are averaged.

  Under the Investment Management Agreements, as amended, John Hancock provides the Fund with office space, supplies and other facilities required for the business of the Fund. It pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. Expenses not expressly assumed by John Hancock under the Investment Advisory Agreement are paid by the Fund. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, compensation of unaffiliated trustees, the Fund's fidelity bond coverage, printing and distributing to contractholders of annual and semi-annual reports and voting materials, tabulating votes,compensation for certain accounting, valuation, and compliance services, legal expenses, registration costs, proxy costs, organizational costs, association dues, and other expenses related to the Fund's operations. (A further discussion of the Fund expenses is included in the Statement of Additional Information under "Investment Management and Operating Expenses" and "Portfolio Transactions and Brokerage Allocation.")

  Registered broker/dealers affiliated with any one of the sub-investment managers may be used to execute a transaction on behalf of the Portfolios but only if the price and execution is as favorable as that which would be available from an unaffiliated broker/dealer and no less favorable than the affiliated broker/dealer's contemporaneous charges to its other most favored, but unaffiliated, customers. During 1997, the International Opportunities
Portfolio paid commissions of $    and $    to Robert Fleming Securities
Limited ("Robert Fleming") and Jardine Fleming & Co. ("JFC"), respectively, which represented approximately 5% and 1.6%, respectively, of total commissions paid during 1996 by the International Opportunities Portfolio. For that Portfolio, transactions effected through Robert Fleming and JFC
represented   % and   % of the aggregate dollar amount of transactions
involving payment of commissions. Robert Fleming and JFC are affiliates of Rowe Price-Fleming, sub-investment manager of the International Opportunities Portfolio. Also during 1997, Neuberger & Berman, a registered broker-dealer that also serves as sub-investment manager of the Mid Cap Value Portfolio,
executed transactions representing approximately   % of the aggregate dollar
amount of transactions for that Portfolio involving the payment of commissions. Commissions for the transactions executed by Neuberger & Berman
totaled approximately $   , which represented just under   % of all
commissions paid by that Portfolio during 1997. Finally, also during 1997, the Small Cap Growth and Special Opportunities Portfolios paid commissions of $ and $ , respectively, to J.P. Morgan Securities, Inc. ("J.P. Morgan
Securities"), which represented approximately   % and   %, respectively, of
total commissions paid during 1997 by each Portfolio. For each of these Portfolios, transactions effected through J.P. Morgan Securities represented
  % and   %, respectively, of the aggregate dollar amount of transactions involving payment of commissions. J.P. Morgan Securities is an affiliate of J.P. Morgan, sub-investment manager of the Strategic Bond Portfolio. The Fund may not engage in any transactions in which John Hancock, any of the sub-investment managers, or any of their affiliates acts as principal.

                         SHARES, TAXES, AND DIVIDENDS

  The Fund issues a separate series of shares of beneficial interest for each Portfolio. Each share issued with respect to a Portfolio has a pro rata interest in the net assets of that Portfolio. Each share is entitled to one vote on matters submitted to a vote of shareholders of the Fund. The votes of all classes are cast on an aggregate basis, except that if the interests of the Portfolios differ, voting is on a Portfolio-by-Portfolio basis. In the latter case, approval or disapproval by the shareholders in one Portfolio would not generally be a prerequisite of approval or disapproval by shareholders in another Portfolio. All shares may be redeemed at any time. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Because John Hancock Variable Annuity Accounts U, V, and I; John Hancock Variable Life Accounts U, V, and S; and John Hancock Mutual Variable Life Insurance Account UV currently hold all of Fund's shares, those Separate Accounts may be deemed to control the Fund.

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so that the Fund will not be subject to Federal income tax on amounts distributed. The Fund expects to distribute to the Separate Accounts owning its shares all or substantially all net investment income and net realized capital gains, if any, from the sale of investments.

  A dividend from the net investment income of the Money Market Portfolio will be declared and distributed daily. Dividends from net investment income of the other Portfolios, except for the Special Opportunities Portfolio, will be declared and distributed monthly. Dividends, if any, from net investment income of the Special Opportunities Portfolio will be declared and distributed annually. The Fund will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Portfolio to which they relate and will be appropriately credited to investment performance under John Hancock and JHVLICO variable life insurance and annuity contracts. (A more complete discussion of taxes and dividends is included in the Statement of Additional Information under "Redemption and Pricing of Shares" and "Taxes.")

  It is the policy of each of the Portfolios to comply with certain investment diversification requirements set forth in Treasury Department regulations. A variable life insurance policy or annuity contract investing in a Portfolio that failed to meet these diversification requirements would, unless and until the failure can be corrected in a procedure afforded by the Internal Revenue Service, subject contractholders to taxation of income in the contract or policy for that or any subsequent period. For a discussion of the tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

  Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through John Hancock or JHVLICO any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to John Hancock. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to John Hancock or JHVLICO.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of beneficial interest of each Portfolio of the Fund are offered only to the corresponding subaccount of a Separate Account to which premiums have been allocated by the owner of an insurance policy or an annuity contract. Shares are sold at their net asset value as next determined after receipt of a net premium by the Separate Account, without the addition of any selling commission or sales load.

  Shares are redeemed at their net asset value as next determined after receipt of a surrender request by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Fund shares are also purchased and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account transactions are effected. (Further discussion of the purchase and redemption of shares is included in the Statement of Additional Information under "Redemption and Pricing of Shares.")

                                NET ASSET VALUE

  The net asset value per share of each Portfolio is determined once daily, after the declaration of dividends, if any, as of 4:00 p.m., New York City time, on each business day the New York Stock Exchange ("Exchange") is open for unrestricted trading.

  The net asset value per share of each Portfolio is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Fund expenses will be accrued daily for this purpose.

  Securities and covered call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

  Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices. Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Portfolio, are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  Any other security for which market quotations are not readily available and any other property for which valuation is not otherwise available is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

  Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value is used which is established by the exchange on which the instrument is traded.

  Trading in the Portfolios that may purchase securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. With the exception of certain holidays, the Fund calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the International and Special Opportunities Portfolios' securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined by or under the direction of the Board of Trustees in good faith.

                            INVESTMENT PERFORMANCE

  From time to time, the Portfolios may advertise certain investment performance figures. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

  The Money Market Portfolio may advertise its current yield and its effective yield. The current yield of the Money Market Portfolio refers to the income earned by the Portfolio during a seven-day period which is specified in the advertisement. The income earned during that week is then assumed to be earned each week for 52 weeks. The effective yield is calculated similarly, but the income earned by an investment in the Portfolio is assumed to be reinvested daily.

  The other Portfolios may also advertise yield. The yield for each of these Portfolios refers to the net investment income earned by the Portfolio during a 30-day period which is specified in the advertisement. The income earned during this period is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

  Each of the Portfolios may advertise its average annual total return. In general, total return is based upon the overall dollar or percentage change in the value of a hypothetical investment in a Portfolio over a period of time (which is specified in the advertisement), assuming all distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative rate of return if the Portfolio's performance had been constant over the entire period. Average annual returns tend to smooth out variations in a Portfolio's return; they are not the same as actual year-by-year results.

  Yields and total returns advertised for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios can only be purchased through a variable annuity contract or variable life insurance policy, a prospective contractholder should carefully review the separate account prospectus attached at the front of this prospectus for information on relevant charges and expenses. For more information about performance advertising, see "Calculation of Performance Data" in the Statement of Additional Information to this prospectus.

  Additional performance information is also included in the Fund's Annual Report to contractholders which will be made available upon request and without charge.

    CHANGES IN INTERNATIONAL EQUITIES PORTFOLIO'S INVESTMENT OBJECTIVE AND
                                   POLICIES

  The current investment objective and policies of the International Equities Portfolio (formerly, International Portfolio) were approved by vote of that Portfolio's shareholders, effective May 1, 1994, and that Portfolio's name was changed from "Global Portfolio" to "International Portfolio." The principal changes were to eliminate investments in debt securities (other than for defensive purposes) as one of the Portfolio's principal investment strategies; to add a policy that at least 80% of the Portfolio's total assets be invested in equity securities; to increase from two to three the minimum number of countries other than the United States in which the Portfolio generally will invest; and to add a new policy that the Portfolio will invest primarily in foreign (non-United States) securities.

                        APPENDIX A--PERFORMANCE FIGURES

  This Appendix includes historical total return information for each of the Portfolios, that existed at December 31, 1997, other than the Money Market Portfolio. This information represents past performance and assumes reinvestment of all distributions. For information as to how this information was computed for such existing Portfolios, see "Investment Performance" and "Changes in International Equities Portfolio's Investment Objectives and Policies" in this Prospectus and "Calculation of Performance Data" in the Fund's Statement of Additional Information.

  Certain Portfolios have been offered only commencing in May, 1996: Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced. Certain other Portfolios have been offered only commencing in May 1998: Small/Mid Cap CORE Equity, Global Equity, International Equity Index, Emerging Market Equity, Diversified Bond Index, and High Yield Bond Portfolios. Since the Portfolios that commenced in May 1996 have only limited performance history, and since the Portfolios that commenced in May 1998 do not have any performance history, this Appendix also includes total return information for certain similar accounts that are managed by these Portfolios' respective sub-investment managers. In each case the Portfolio's actual or estimated expenses (after reimbursement) as set forth in this Prospectus under "Synopsis of Expense Information" have been substituted for the actual fees and expenses (other than brokerage, interest, and other such portfolio transaction expenses) of the accounts for which performance figures are shown. Also, except as otherwise noted, the accounts for which performance figures are shown include all of the investment company and other accounts of the appropriate sub-investment manager or management team that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the Portfolio and (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio.

  THE PERFORMANCE FIGURES SET FORTH ON THE FOLLOWING PAGES DO NOT REFLECT THE DEDUCTION OF SALES, TAX, RISK, ADMINISTRATIVE, MORTALITY, OR OTHER CHARGES UNDER THE TERMS OF THE VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES THAT MAY INVEST IN THE FUND. THESE CHARGES MAY BE SUBSTANTIAL AND WILL CAUSE THE INVESTMENT RETURN UNDER SUCH A CONTRACT OR POLICY TO BE LESS THAN THAT OF THE PORTFOLIOS SELECTED BY THE CONTRACTOWNER. YOU SHOULD REVIEW THE SEPARATE ACCOUNT PROSPECTUS ATTACHED AT THE FRONT OF THIS PROSPECTUS FOR DETAILED INFORMATION ABOUT SUCH CHARGES.

  The information set forth in this Appendix should not be interpreted as indicative of future performance of any Portfolio.

                              Managed Portfolio
                   Independence Investment Associates, Inc.

Annualized Total Return*
------------------------------------------------
Periods Ending    Managed        S&P 500 (50%)/
 On 12/31/96    Portfolio (1)   LB G/C (50%) (2)
--------------  -------------   ----------------
   5 Years         10.57%            11.20%
   3 Years         11.21%            12.61%
   1 Year          10.72%            12.69%

                   Managed Portfolio (1) and Benchmark (2)*

                          [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$16,751  Managed Portfolio

$17,004  50% S&P 500./
         50% LB G/C


*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense (reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. This index represents an equal weighted index of 50% of the S&P 500 Index and 50% of the Lehman Brothers Government/Corporate Bond Index.
   a) The Standard & Poor's 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
   b) The Lehman Brothers Government/Corporate Bond Index is capitalization-weighted index calculated on a total return basis with dividends reinvested. It is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

                           Growth & Income Portfolio
                   Independence Investment Associates, Inc.


Annualized Total Return*
---------------------------------------------------
Periods Ending        Growth & Income      S&P 500
 On 12/31/96            Portfolio(1)      Index (2)
--------------        ---------------     ---------
   5 Years                 14.60%          15.20%
   3 Years                 17.01%          19.66%
   1 Year                  20.10%          23.07%


                Growth & Income Portfolio(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$20,129   Growth & Income Portfolio
$20,293   S&P 500 Index







*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. The Standard & Poor's 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculator on a total return basis with dividends reinvested.

                            Equity Index Portfolio
                                      and
            State Street Global Advisors S&P 500 Flagship Fund (1)
                         State Street Global Advisors

Annualized Total Return*
-------------------------------------------------------------
Periods Ending       SSGA S&P 500       S&P 500   Equity Index
 on 12/31/96       Flagship Fund (1)   Index (2)  Portfolio (3)
--------------     -----------------   ---------  -------------
   5 Years              14.77%           15.20%       N/A
   3 Years              19.20%           19.66%       N/A
   1 Year               22.49%           23.07%       N/A
   Since Inception       N/A             15.04%     14.23% (4)


               SSGA S&P 500 Flagship Fund (1) and Benchmark (2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$19,914 SSGA S&P 500 Flagship Fund

$20,293 S&P 500 Index

                 Equity Index Portfolio (3) and Benchmark (2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$11,561 Equity Index Portfolio

$11,504 S&P 500 Index

*  Past performance is not predictive of future performance.
1. The State Street Global Advisors S&P 500 Flagship Fund is the largest and oldest commingled vehicle managed by SSGA using a substantially similar investment strategy to that of the Equity Index Portfolio. As of December 31, 1996, the Fund had $20.9 billion in total assets and 150 participants.
2. The Standard & Poor's 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
4. But for a special capital contribution, the total return would have been 13.59%.

                           Large Cap Value Portfolio
                                      and
                          Equity Income Composite(1)
                        T. Rowe Price Associates, Inc.

Annualized Total Return*
---------------------------------------------------------------------
                     T. Rowe Price
Periods Ending       Equity Income    Russell 1000    Large Cap Value
 on 12/31/96          Composite(1)   Value Index (2)   Portfolio(3)
--------------       -------------   ---------------  ---------------
   5 Years               16.86%          17.27%             N/A
   3 Years               19.18%          18.15%             N/A
   1 Year                20.77%          21.64%             N/A
   Since Inception        N/A            14.68%            13.90%


                 Equity Income Composite(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$21,793   TR Price Equity Income
          Composite
$22,174   Russell 1000 Value Index


                Large Cap Value Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$11,451   Large Cap Value Portfolio
$11,468   Russell 1000 Value
          Index


*  Past performance is not predictive of future performance.
1. The Equity Income Composite is an asset-weighted composite of 11 accounts managed using a substantially similar investment strategy, with $752 million in total assets as of December 31, 1996. It includes all private accounts with assets of at least $1 million (but not mutual funds) using a substantially similar investment strategy.
2. Russell 1000 Value Index contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which large cap value managers typically select. Securities in this Index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Russell 1000 Growth Index. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                          Large Cap Growth Portfolio
                   Independence Investment Associates, Inc.

Annualized Total Return*
-------------------------------------------------------
Periods Ending      Large Cap          Large Cap Growth
 On 12/31/96    Growth Portfolio (1)   Benchmark (2)(3)
--------------  --------------------   ----------------
   5 Years            14.02%                14.99%
   3 Years            15.51%                19.27%
   1 Year             18.27%                21.73%

             Large Cap Growth Portfolio (1) and Benchmark (2)(3)*

                          [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$19,610  Large Cap Growth Portfolio
$20,102  Large Cap Growth Benchmark


*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. It represents the universe of stocks from which large cap growth managers typically select. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 1000 Value Index. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. This Benchmark is represented by:
   a) the S&P 500 for the period April 1986 to April 1996. The Standard & Poor's 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
   b) the Russell 1000 Growth Index for the period May 1996 to December 1996 (described above #2).

                            Mid Cap Value Portfolio
                                      and
                          Mid Cap Value Composite(1)
                      Neuberger & Berman Management, LLC


Annualized Total Return*
----------------------------------------------------------------------
Periods Ending       N&B Mid Cap       Russell Mid Cap   Mid Cap Value
 On 12/31/96      Value Composite (1)  Value Index (2)    Portfolio(3)
--------------    -------------------  ---------------   -------------
   5 Years               18.61%             17.44%            N/A
   3 Years               19.85%             16.67%            N/A
   1 Year                28.30%             20.26%            N/A
   Since Inception        N/A               12.93%           16.18%


                 Mid Cap Value Composite(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]



Value on 12/31/96:
------------------
$23,479   N&B Mid Cap Value Composite
$22,343   Russell Mid Cap Value Index



                 Mid Cap Value Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$11,616   Mid Cap Value Portfolio
$11,293   Russell Mid Cap Value Index


*  Past performance is not predictive of future performance.
1. The Mid Cap Value Composite is an asset-weighted composite of all accounts with assets of at least $1 million managed by the same management team using a substantially similar investment strategy.
2. Russell Mid Cap Value Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Mid Cap Value Index contains securities with a less-than-average growth orientation. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                           Mid Cap Growth Portfolio
                                      and
                         Mid Cap Growth Composite (1)
                           Janus Capital Corporation

Annualized Total Return*
-----------------------------------------------------------------------
Periods Ending       Janus Mid Cap     Russell Mid Cap   Mid Cap Growth
 on 12/31/96      Growth Composite (1) Growth Index (2)  Portfolio (3)
--------------    -------------------- ----------------  --------------
   5 Years              15.09%              13.23%            N/A
   3 Years              14.30%              15.48%            N/A
   1 Year                8.71%              17.48%            N/A
   Since Inception       N/A                 5.28%           2.69%


                Mid Cap Growth Composite (1) and Benchmark (2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$20,190 Janus Mid Cap Growth Composite
$18,615 Russell Mid Cap Growth Index

                Mid Cap Growth Portfolio (3) and Benchmark (2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$10,408 Mid Cap Growth Portfolio
$10,528 Russell Mid Cap Growth Index

*  Past performance is not predictive of future performance.
1. The Mid Cap Growth Composite is an asset-weighted composite of all accounts with asset of at least $1 million managed using a substantially similar investment strategy.
2. Russell Mid Cap Growth Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Mid Cap Growth Index contains securities with a greater-than-average growth orientation. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                        Special Opportunities Portfolio
                          John Hancock Advisers, Inc.


Annualized Total Return*
----------------------------------------------------------
Periods Ending     Special Opportunities   Russell Mid Cap
 On 12/31/96            Portfolio(1)       Growth Index(2)
--------------     ---------------------   ---------------
    5 Years                 N/A                  N/A
    3 Years                 N/A                  N/A
    1 Year                 30.33%               17.48%



             Special Opportunities Portfolio(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$17,438   Special Opportunities
          Portfolio
$15,931   Russell Mid Cap
          Growth Index




*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. Russell Mid Cap Growth Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Mid Cap Growth Index contains securities with a greater-than-average growth orientation. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

                         Real Estate Equity Portfolio
                   Independence Investment Associates, Inc.


Annualized Total Return*
---------------------------------------------------------
Periods Ending          Real Estate        Wilshire Real
 On 12/31/96        Equity Portfolio(1)   Estate Index(2)
--------------      -------------------   ---------------
   5 Years                 15.89%             14.36%
   3 Years                 15.40%             16.50%
   1 Year                  33.07%             36.87%


               Real Estate Equity Portfolio(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$19,042   Real Estate Equity Portfolio
$19,561   Wilshire Real Estate Index




*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. The Wilshire Real Estate Securities Index is a market-capitalization weighted index which measures the performance of more than 85 real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. It is a total return index with dividends reinvested.

                           Small Cap Value Portfolio
                                      and
                     Small Cap Equity Account Composite(1)
                      INVESCO Management & Research, Inc.


Annualized Total Return*
------------------------------------------------------------------------
Periods Ending      INVESCO Small Cap    Russell 2000    Small Cap Value
 On 12/31/96       Equity Composite(1)     Index (2)      Portfolio(3)
--------------     -------------------   ------------    ---------------
    5 Years               16.90%            15.64%             N/A
    3 Years               14.32%            13.68%             N/A
    1 Year                17.70%            16.49%             N/A
    Since Inception        N/A               5.21%            10.33%



                   Small Cap Composite(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$21,832   INVESCO Small Cap
          Equity Composite
$20,683   Russell 2000 Index



                Small Cap Value Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$10,678   Small Cap Value Portfolio
$10,521   Russell 2000 Index



*  Past performance is not predictive of future performance.
1. The Small Cap Equity Account Composite represents an asset weighted composite of all accounts with assets of at least $1 million managed using substantially similar investment strategy.
2. Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This small capitalization index is widely regarded in the industry as the premier measure of small capitalization stocks. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                          Small Cap Growth Portfolio
                                      and
                         Emerging Growth Composite(1)
                          John Hancock Advisers, Inc.


Annualized Total Return*
-----------------------------------------------------------------------------
Periods Ending    J.H. Advisers Emerging    Russell 2000     Small Cap Growth
 On 12/31/96        Growth Composite(1)    Growth Index(2)     Portfolio(3)
--------------    ----------------------   ---------------   ----------------
    5 Years               16.12%               11.69%               N/A
    3 Years               17.79%               12.47%               N/A
    1 Year                14.03%               11.26%               N/A
    Since Inception        N/A                 -2.28%             -0.50%


                Emerging Growth Composite(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$21,114   JH Advisers Emerging
          Growth Composite
$17,379   Russell 2000 Growth Index


                Small Cap Growth Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$9,976   Small Cap Growth Portfolio
$9,772   Russell 2000 Growth
         Index


*  Past performance is not predictive of future performance.
1. The Emerging Growth Composite represents the performance of all accounts with assets of at least $1 million managed using a substantially similar investment strategy, consisting of a single mutual fund.
2. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. It represents the universe of stocks from which small cap growth managers typically select. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 2000 Value Index. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                       International Balanced Portfolio
                                      and
                      International Balanced Strategy(1)
                            Brinson Partners, Inc.

Annualized Total Return*
--------------------------------------------------------------------------------------------
Periods Ending      Brinson International   International Balanced    International Balanced
 On 12/31/96        Balanced Strategy(1)        Benchmark(2)               Portfolio(3)
--------------      ---------------------   ----------------------    ----------------------
    5 Years                 9.69%                    9.01%                     N/A
    3 Years                 9.44%                    9.19%                     N/A
    1 Year                 10.16%                    6.20%                     N/A
    since Inception         N/A                      2.78%                    6.73%


             International Balanced Strategy(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$15,880   Brinson Intl Balanced
          Strategy
$15,391   International Balanced Benchmark


             International Balanced Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$10,677   International Balanced
          Portfolio
$10,278   International Balanced
          Benchmark



*  Past performance is not predictive of future performance.
1. The International Balanced Strategy represents the performance of all accounts with assets of at least $1 million managed using a substantially similar investment strategy, consisting of a private account.
2. The International Balanced Benchmark represents the following weighting of two indices:
   a) A 67% weighting of the Morgan Stanley Capital International World Excluding the United States (MSCI World EX US) (Net of Withholding Taxes From a U.S. Tax Perspective) Index is an arithmetic, market value-weighted average of the performance of more than 1000 securities listed on the stock exchanges of the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom. The index is calculated net of withholding taxes for a U.S.-based investor. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
   b) a 33% weighting of the Salomon Brothers Non-US Government Bond Index, which is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The index is rebalanced monthly. It is a capitalization-weighted index calculated on a total return basis with income reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                     International Opportunities Portfolio
                                      and
        Mainstream International Equities Composite Accounts (MIEC)(1)
                    Rowe Price-Fleming International, Inc.

Annualized Total Return*
---------------------------------------------------------------
                                                  International
Periods Ending       Rowe Price-       MSCI EAFE  Opportunities
 on 12/31/96       Fleming MIEC (1)    Index (2)  Portfolio (3)
--------------     -----------------   ---------  -------------
   5 Years              11.45%            8.48%       N/A
   3 Years               8.13%            8.64%       N/A
   1 Year               14.49%            6.36%       N/A
   Since Inception       N/A              0.36%      6.72%


                 International Composite(1) and Benchmark(2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$17,194 RP-Fleming MIEC
$15,025 MSCI EAFE Index

         International Opportunities Portfolio (3) and Benchmark (2)*

                           [LINE GRAPH APPEARS HERE]

Value on 12/31/96:
------------------
$10,608 International Opportunities Portfolio
$10,036 MSCI EAFE Index

*  Past performance is not predictive of future performance.
1. The Mainstream International Equities Composite is an asset-weighted composite of 19 accounts managed using a substantially similar investment strategy, with $4.4 billion in total assets as of December 31, 1996. It includes all private accounts with assets of at least $1 million (but not mutual funds) using a substantially similar investment strategy.
2. Morgan Stanley Capital International Europe, Australia, Far East Index (the MSCI EAFE Index) is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                       International Equities Portfolio
                          John Hancock Advisers, Inc.


Annualized Total Return*
------------------------------------------------------
Periods Ending         International         MSCI EAFE
 On 12/31/96       Equities Portfolio(1)      Index(2)
--------------     ---------------------     ---------
    5 Years                7.54%               8.48%
    3 Years                3.40%               8.64%
    1 Year                 9.19%               6.36%


             International Equities Portfolio(1) and Benchmark(2)*


                             [LINE GRAPH APPEARS]


Value on 12/31/96:
------------------
$14,349   International Equities Portfolio
$15,025   MSCI EAFE Index


*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. Morgan Stanley Capital International Europe, Australia, Far East Index (the MSCI EAFE Index) is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                           Sovereign Bond Portfolio
                          John Hancock Advisers, Inc.


Annualized Total Return*
-----------------------------------------------------------
Periods Ending       Sovereign Bond      LB Govt./Corp Bond
 On 12/31/96          Portfolio(1)            Index(2)
--------------       --------------      ------------------
    5 Years              7.65%                 7.18%
    3 Years              6.63%                 5.79%
    1 Year               4.10%                 2.91%


                 Sovereign Bond Portfolio(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$14,508   Sovereign Bond Portfolio
$14,145   LB Govt./Corp Bond Index



*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expenses and are total returns, which include the reinvestment of dividends and interest. The total return figures reflect the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

                           Strategic Bond Portfolio
                                      and
                          Strategic Bond Composite(1)
                     J.P. Morgan Investment Management Inc.


Annualized Total Return*
------------------------------------------------------------------------------
Periods Ending      J.P. Morgan Strategic     Strategic Bond    Strategic Bond
 On 12/31/96          Bond Composite(1)        Benchmark(2)      Portfolio(3)
--------------      ---------------------     --------------    --------------
    5 Years                 6.68%                  7.47%             N/A
    3 Years                 5.61%                  6.51%             N/A
    1 Year                  4.76%                  5.69%             N/A
    Since Inception          N/A                   7.03%            6.71%


Strategic Bond Composite(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$13,815   J.P. Morgan Strategic
          Bond Composite
$14,333   Strategic Bond Benchmark


                 Strategic Bond Portfolio(3) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$10,674   Strategic Bond Portfolio
$10,703   Strategic Bond Benchmark



*  Past performance is not predictive of future performance.
1. The Strategic Bond Composite represents the performance of all accounts included in two composites, as follows:
   a) a 75% allocation to the Public Only Active Fixed Income Composite.
   b) a 25% allocation to the Non-US Hedged Fixed Income Composite.
   c) Each of these is an asset-weighted composite representing all accounts with assets of at least $1 million managed using a substantially similar investment strategy.
2. The Strategic Bond Benchmark represents the following weighting of two indices:
   a) a 75% allocation to the Lehman Brothers Aggregate Bond Index, composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. It is a capitalization-weighted index calculated on a total return basis with income reinvested.
   b) a 25% allocation to the JP Morgan Non-US Government Bond Index, Hedged, which is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, and United Kingdom. This index is hedged into US dollars using a rolling 1-month forward exchange contract as the hedging instrument. It is a capitalization-weighted index calculated on a total return basis with income reinvested.
3. The performance results are net of Fund asset management expenses and are total returns, which assume the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.

                     Short-Term U.S. Government Portfolio
                   Independence Investment Associates, Inc.


Annualized Total Return*
--------------------------------------------------------------
Periods Ending       Short-Term U.S.      Merrill Lynch 1-5
 On 12/31/96       Gov. Portfolio (1)   Yr. Gov. Bond Index(2)
--------------     ------------------   ----------------------
    5 Years               N/A                    N/A
    3 Years               N/A                    N/A
    1 Year               3.61%                  4.47%



             Short-Term U.S. Govt. Portfolio(1) and Benchmark(2)*


                           [LINE GRAPH APPEARS HERE]


Value on 12/31/96:
------------------
$11,607   Short-Term U.S. Government
          Portfolio
$11,908   Merrill Lynch 1-5 US Govt
          Bond Index



*  Past performance is not predictive of future performance.
1. The performance results are net of Fund asset management expense and are total returns, which include the reinvestment of dividends and interest. The total return figure reflects the expense reimbursements and capital contribution described in the footnotes to the "Financial Highlights" in this Prospectus.
2. The index represents the Merrill Lynch 1-5 Year U.S. Government Bond Index. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

                                 JOHN HANCOCK

                            VARIABLE SERIES TRUST I

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 1998. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts, 02117, telephone number 1-800-REAL LIFE.

  This Statement of Additional Information is dated May 1, 1998.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
BUSINESS HISTORY..........................................................   1
INVESTMENT TECHNIQUES.....................................................   1
  Hedging Strategies......................................................   1
  Further Considerations as to Options and Futures Contracts..............   2
  Short-Term Trading......................................................   3
  Foreign Currency Exchange Transactions..................................   3
  Forward Commitments.....................................................   5
  Repurchase Agreements...................................................   5
  Lending of Portfolio Securities.........................................   5
TYPES OF INVESTMENT INSTRUMENTS AND RATINGS...............................   6
  Foreign Securities......................................................   6
  Debt Securities Generally...............................................   7
  Debt Securities of the International Equities Portfolio.................   7
  Sovereign Bond Portfolio Securities.....................................   7
  Debt Securities of the High Yield Bond Portfolio........................   8
  U.S. Government Obligations.............................................   9
  Other Money Market Portfolio Securities.................................   9
  Commercial Paper Ratings................................................   9
  Corporate Bond Ratings..................................................  10
  Standard and Poor's Depository Receipts.................................  11
  Financial Futures Contracts.............................................  11
  Options on Financial Futures Contracts..................................  12
  Interest Rate Options...................................................  12
  Margin Requirements for Futures and Options.............................  12
  Stock Index Options.....................................................  13
  Other Derivative Transactions...........................................  13
INVESTMENT RESTRICTIONS...................................................  14
BOARD OF TRUSTEES AND OFFICERS OF THE FUND................................  18
INVESTMENT ADVISORY AND OTHER SERVICES....................................  19
  Investment Management and Operating Expenses............................  19
  Underwriting and Indemnity Agreement....................................  22
  Custodian Agreement.....................................................  22
  Independent Auditors....................................................  22
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION...........................  22
THE TRUST'S ORGANIZATION AND SHARES.......................................  25
VOTING RIGHTS.............................................................  26
REDEMPTION AND PRICING OF SHARES..........................................  26
TAXES.....................................................................  27
CALCULATION OF PERFORMANCE DATA...........................................  29
  Yield and Total Return Information for all Portfolios Other Than the
   Money Market Portfolio.................................................  29
  Calculation of Yield Quotations of the Money Market Portfolio...........  30
  Charges Under Variable Life Insurance and Variable Annuity Policies.....  30

                                                                            PAGE
                                                                            ----
ADDITIONAL INFORMATION.....................................................  31
  Legal Matters............................................................  31
  Reports..................................................................  31
FINANCIAL STATEMENTS.......................................................  31

                               BUSINESS HISTORY

  John Hancock Variable Series Trust I, (the "Fund") is an open-end management investment company which was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust, effective April 29, 1988. See the heading "The Trust's Organization and Shares" below. The Fund has twenty-four separate Portfolios, each with a separate series of shares. Shares of the Fund are currently sold to John Hancock Variable Life Accounts U, V, and S to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V, to fund variable annuity contracts issued by John Hancock Mutual Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Account I, to fund variable annuity contracts issued by JHVLICO and John Hancock Mutual Variable Life Insurance Account UV to fund variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Fund shares may be sold to other separate investment accounts of JHVLICO and John Hancock. Each of these separate accounts is hereinafter referred to as a "Separate Account."

  The Fund is, in part, a successor to three separate investment accounts of JHVLICO as well as the six separate accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to the Stock, Bond, and Money Market Portfolios of the Fund, respectively, in exchange for shares of these Portfolios. These transactions were effected simultaneously pursuant to an Agreement and Plan of Reorganization dated November 5, 1985, entered into by JHVLICO, the Variable Life Stock, Bond, and Money Market Accounts, and the Fund.

  On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to the Stock, Bond and Money Market Portfolios of the Fund, respectively, in exchange for shares of these Portfolios. These transactions were effected simultaneously pursuant to an Agreement and Plan of Reorganization dated June 10, 1986, entered into by John Hancock, the six Variable Annuity Stock, Bond and Money Market Accounts, and the Fund.

  In 1996, the Stock Portfolio was renamed the Growth & Income Portfolio, and, in 1995, the Bond Portfolio was renamed the Sovereign Bond Portfolio.

                             INVESTMENT TECHNIQUES

HEDGING STRATEGIES

  Certain hedging strategies are discussed in the Fund's prospectus, under the heading "Other Hedging Strategies by the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Portfolios." These strategies are discussed further below. The Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios may engage in transactions in futures contracts, options on futures contracts, and options on indexes for hedging purposes. Similarly, the Sovereign Bond Portfolio may engage in transactions in futures contracts and options thereon for hedging purposes.

  For example, during a market decline, the selling of the appropriate futures contract or the purchase of the appropriate put option could enable a Portfolio to retain securities held in its portfolio, while avoiding part or all of any loss resulting from a decline in their value. Outright sales of such securities may not be advantageous at that time, for example, because (in the case of debt instruments) the proceeds would have to be invested in lower-yielding, shorter-term instruments. Also, with respect to both debt and equity securities held by a Portfolio, it may be difficult to liquidate positions quickly when a market decline is anticipated. Similarly, it may be difficult to re-establish such positions quickly when the decline is over or if the decline fails to materialize. These difficulties can be reduced by, for example, selling the appropriate futures contracts when a decline is anticipated and closing out the futures position when such anticipations changes.

  Similarly, purchasing futures contracts and call options would enable a Portfolio to take the approximate economic equivalent of a substantial position in bonds or equity securities more quickly or economically than may be possible through direct purchases of debt or equity instruments.

FURTHER CONSIDERATIONS AS TO OPTIONS AND FUTURES CONTRACTS

  Restrictions. A Portfolio will maintain at all times in a segregated account with its custodian cash or cash equivalents at least equal to the sum of the purchase prices of all of the Portfolio's open futures purchase positions, plus the current value of the securities underlying all of the Portfolio's open futures sales positions that are maintained for non-hedging (speculative) purposes, plus the exercise price of all outstanding put options on futures contracts written by the Portfolio, minus the amount of margin deposits with respect thereto as marked to market each day. Regarding such margin deposits, see "Margin Requirements for Futures and Options."

  Certain Risks. Financial futures, options thereon, and stock index options, if used by the Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by a Portfolio and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

  The Portfolios generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Portfolios necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Portfolio may close out such futures positions by entering into closing futures contract transactions. Trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the sub-investment managers will seek to avoid situations where these factors would be likely to cause a problem for the Fund, in some cases they could adversely affect the particular Portfolio's transactions in these instruments.

  Custodial Aspects. In certain circumstances, brokers may have access to Portfolio assets posted as margin in connection with futures and options transactions.

  In such circumstances, the Fund will use only brokers in whose reliability and financial soundness it has full confidence, and the Fund will adopt certain other procedures and limitations to reduce the risk of loss to any Fund assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Portfolio may experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

  If on any day a Portfolio experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Fund will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Fund's general or segregated account with the custodian, as appropriate.

SHORT-TERM TRADING

  The Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, International Balanced, International Equity Index, International Opportunities, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios intend to use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time, in some instances for less than three months. A Portfolio may engage in short-term trading in such instances as the following if the investment manager, or sub-investment manager, believes the transactions, net of costs (including commissions, if any), will benefit the Portfolio:

    (a) To avoid potential depreciation in the value of a security held in the Portfolio where the Portfolio anticipates that it may decline in market value as a result of unfavorable earnings trends and/or an unfavorable investment environment.

    (b) To increase the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the Portfolio.

    (c) To take advantage of movements in the price of a security that the sub-investment manager expects to be of relatively short duration.

  The investment manager, or sub-investment manager, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the investment manager, or sub-investment manager, to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be taken into account.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  The foreign currency exchange transactions of those Portfolios that can invest in foreign securities may be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Certain of such Portfolios also have authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which they invest as a hedge against possible variations in the foreign exchange rate between these currencies. The Portfolios' hedging transactions in forward foreign currency exchange contracts may involve either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of foreign currency with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency exchange contracts with respect to the Portfolio's security positions denominated or quoted in such foreign currencies. Except as described in the Fund's Prospectus as to the Mid Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, and Strategic Bond Portfolios, the Portfolios may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities which the Portfolio holds denominated or quoted in that particular foreign country. The Portfolios may or may not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the sub-investment managers. The Portfolios will not use forward foreign currency exchange contracts for the purpose of leveraging the Portfolio's currency exposure.

  In implementing the above-described currency techniques, the Mid Cap Growth, Global Equity, International Balanced and International Equity Index Portfolios may use forward contracts in a "proxy" currency instead of the foreign currency being hedged. A "proxy" currency is one that the sub-investment manager believes will bear a close relationship to the currency being hedged and believes will at least equal the performance of such currency relative to the U.S. dollar. A proxy currency might be used, for example, where the market for such currency was more liquid or involved lower transaction costs than the market being hedged. The Portfolios do not intend to speculate in foreign currencies. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Portfolio.

  If a Portfolio enters into a portfolio hedging transaction, the Portfolio may cover outstanding forward currency sale contracts by maintaining portfolio securities denominated in the currency of such contracts or of an appropriate proxy currency. To the extent a Portfolio does not thus cover all of its forward currency sales positions with its portfolio securities, or if it has outstanding any forward currency purchase contracts, its custodian bank will segregate cash or liquid assets in a separate account of the Portfolio in an amount at all times at least equal to the value of the Portfolio's net obligation with respect to forward contracts in a particular currency or, in the case of the International Balanced Portfolio only, the Portfolio's net "out of the money" obligation (if any) with respect to all of the Portfolio's outstanding forward currency contracts. If the value of the portfolio securities used to cover a position or the value of the assets in the separate account declines, the Portfolio will find additional cover or additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Portfolio's net obligation with respect to such contracts as described in the preceding sentence.

  At the maturity of a forward currency sale contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Similarly, at the maturity of a foreign currency purchase contract, a Portfolio may take delivery of the currency, if needed to purchase a portfolio security, or may enter into an offsetting transaction to close out its position. The Portfolio may realize a gain or loss from currency transactions.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolios to hedge against a devaluation that is so generally anticipated that the Portfolios are not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolios of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

FORWARD COMMITMENTS

  As described in the Fund's Prospectus, the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered on such a basis. On the date when the Portfolio enters into a forward commitment, it will segregate in a separate account cash or liquid assets denominated in the currency of the security contracted to be purchased having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets will be valued at market daily and additional cash or liquid assets will be added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment.

REPURCHASE AGREEMENTS

  As described in the Fund's Prospectus, a Portfolio may enter into repurchase agreements with respect to its portfolio securities. Each such Portfolio has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Portfolio's custodian or sub-custodian either physically or in book-entry form and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, the Portfolio could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Portfolio seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Strategic Bond, and High Yield Bond Portfolios may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Portfolio receives the income on the loaned securities and the compensation for making the loan and thereby increases its return. Cash collateral may be invested in short-term securities, which will increase the current income of the Portfolio. Such loans will not be for more than 60 days and will be terminable by the Portfolio at any time. The Portfolio will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging such loans. Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Portfolio may incur a loss.

                  TYPES OF INVESTMENT INSTRUMENTS AND RATINGS

FOREIGN SECURITIES

  As discussed in the prospectus under "Risks Factors--Risks of Foreign Securities," all of the Portfolios may invest at least some of their assets in foreign securities, except for the Real Estate Equity and Short-Term U.S. Government Portfolios. The purchase of foreign securities could involve risks not associated with domestic securities. Among others, there may be risks of political and economic instability, foreign taxes, liquidity, predictability of international trade patterns, and fluctuations in rates of currency exchange. Less information with respect to a foreign issuer may be publicly available, the accounting, auditing, and financial standards may be lower, the issuer may be subjected to less regulation or to a greater risk of expropriation or confiscatory taxation and, in the event of default, a judgment against the issuer may be difficult to obtain or enforce.

  The securities markets of many countries have in the past moved relatively independent of one another, due to differing economic, financial, political and social factors. When markets move in different directions, there may be a corresponding reduction in risk for those Portfolios that can invest in foreign securities as a whole. This lack of correlation among the movements in the world's securities markets may also affect unrealized gains these Portfolios may derive from movements in any one market. If the securities of markets moving in different directions are combined in any of these Portfolios, total volatility of the Portfolio is reduced.

  Because these Portfolios may invest in securities denominated or quoted in currencies other than United States dollars, changes in foreign currency exchange rates will affect the value of the securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, the gain realized on a foreign investment may be offset by an unfavorable exchange rate.

  The Special Opportunities, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may invest in companies located in emerging countries which, compared to the U.S. and other developed countries, may have relatively unstable governments, economies and currencies, based on only a few industries, and securities markets which trade only a small number of securities. Prices on exchanges located in developing countries tend to be volatile and, in the past, securities traded on those exchanges have offered a greater potential for gain (and loss) than securities traded on exchanges in the U.S. and more developed countries.

  The Portfolios that are authorized to purchase foreign securities may also do so in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities representing underlying shares of foreign issuers. These securities may not necesssarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

  The Portfolios that are authorized to purchase foreign securities may invest in U.S. dollar denominated debt securities issued by foreign corporations and publicly traded in the United States (Yankees) or Europe (Euros).

Because Yankees and Euros are U.S. dollar denominated, the risks associated with foreign currency conversions are not present.

DEBT SECURITIES GENERALLY

  The value of the debt securities in any Portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the remaining duration of the security. Long-term obligations usually fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold for a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the Portfolio could fluctuate. As in the case of any other security, substantial redemptions could require a Portfolio to sell debt securities at a time when a sale might not be favorable. The value of a portfolio security may also be affected by other factors, including factors bearing on the creditworthiness of its issuer. Generally, lower-rated securities are subject to greater price fluctuations.

  Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the sub-investment manager, are referred to as investment grade. The meanings of such ratings are discussed further under "Corporate Bond Ratings," below.

DEBT SECURITIES OF THE INTERNATIONAL EQUITIES PORTFOLIO

  It is the intention of the International Equities Portfolio generally to invest in debt securities only for temporary defensive purposes. Accordingly, when the sub-investment managers believe unfavorable investment conditions exist requiring the Portfolio to assume a temporary defensive investment posture, the Portfolio may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper) rated at least A-1 or A-2 by Standard & Poor's Corporation ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the sub-investment managers to be of comparable quality. The Portfolio's temporary defensive investments may also include: investment grade debt obligations of U.S companies; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Portfolio or by a foreign government having an existing debt security rated investment grade by S&P or Moody's; and other short-term investments which the Fund's Trustees determine present minimal credit risks and which are of "high quality" as determined by any major rating service, or in the case of an instrument that is not rated, of comparable quality as determined by the sub-investment managers. If the rating of a debt security is reduced below the minimums discussed above, the sub-investment managers will consider whatever action is appropriate consistent with the Portfolio's investment objectives and policies.

SOVEREIGN BOND PORTFOLIO SECURITIES

  It is contemplated that at least 75% of the value of the Sovereign Bond Portfolio's total investment in debt securities (other than commercial paper) will be represented by debt securities which have, at the time of purchase, an investment grade rating and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's or S&P, are considered by the sub-investment manager to have comparable investment quality. The Portfolio will, as a rule, seek to purchase debt securities which have protection against immediate refunding. In recent years, corporate debt securities have frequently been issued which have refunding protection for a period of five to ten years and, in some cases, longer, although there can be no assurance that securities containing similar provisions will continue to be issued.

  The Portfolio may purchase corporate debt securities bearing fixed interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales, or profits. The Portfolio will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Portfolio's total assets taken at market value.

  The Portfolio may also purchase U.S. dollar-denominated securities issued by foreign corporations and publicly traded in either the United States (Yankees) or Europe (Euros).

  The Portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost, tend to sell on a yield basis approximating current interest rates.

DEBT SECURITIES OF THE HIGH YIELD BOND PORTFOLIO

  Under normal market and economic conditions, the High Yield Bond Portfolio will invest at least 65% of its assets in debt obligations considered to be below investment grade, including high yield/high risk or "junk" bonds, preferred stock and convertible securities. High yield/high risk securities are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher-rated securities, and are more sensitive to changes in the issuer's capacity to pay. Investing in high yield/high risk securities is an aggressive approach to income investing. The 1980s saw a dramatic increase in the use of high yield/high risk securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of high yield/high risk securities, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high yield/high risk securities that defaulted rose significantly above prior levels.

  High yield/high risk securities may be thinly traded, which can adversely affect the prices at which they can be sold and can result in high transaction costs. If market quotations are not available, these securities will be valued in accordance with standards set by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield/high risk securities then in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Portfolio to value its portfolio securities, and the Portfolio's ability to dispose of the lower-rated bonds. The market prices of high yield/high risk securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. The Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Portfolio investors.

  The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers.

U.S. GOVERNMENT OBLIGATIONS

  U.S. Government obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress, including, but not limited to, the Tennessee Valley Authority, Federal Home Loan Banks, Federal Land Banks, Farm Credit System, the Federal National Mortgage Association, World Bank, Inter-American Development Bank, Student Loan Marketing Association, Financing Corporation, Asian Development Bank, Federal Housing Administration, Agency for International Development, Federal Home Loan Mortgage Corporation, Government Trust Certificates, Private Export Funding Corporation, and Small Business Administration. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. U.S. Government obligations are primarily used in the Money Market and the Short-Term U.S. Government Portfolios. All of the other Portfolios may also invest in U.S. Government obligations to some extent.

OTHER MONEY MARKET PORTFOLIO SECURITIES

  Certificates of Deposit--are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

  Bankers' Acceptances--are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument at maturity.

  Commercial Paper--refers to promissory notes issued by corporations to finance their short-term credit needs. See "Commercial Paper Ratings," below.

  Corporate Obligations--include bonds, debentures, and notes issued by corporations in order to finance longer term credit needs. See "Corporate Bond Ratings," below. These instruments may be considered money market securities when they have a relatively short remaining maturity.

  The foregoing types of money market instruments are used primarily by the Money Market Portfolio, but may also be used by each of the other Portfolios to some extent.

COMMERCIAL PAPER RATINGS

  The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry.

  The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. (Moody's). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

  The rating F-1 is the highest rating assigned by Fitch Investors Service.

CORPORATE BOND RATINGS

  Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

  Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

  Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

  Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB, B, CCC, CC, C--Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C1--This rating is reserved for income bonds on which no interest in being paid.

    D--Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  The Equity Index Portfolio may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

FINANCIAL FUTURES CONTRACTS

  A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes and bank certificates of deposit. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index and the Value Line Stock Index. Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. Multiples reflect the denominations in which the contracts are traded.

  All of the Portfolios (except for the Growth & Income, Real Estate Equity, International Equities, Diversified Bond Index, and Money Market Portfolios) may use the above-described and other available exchange traded financial futures contracts, and options thereon, subject to the limitations set forth herein and in the Fund's prospectus.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. A party that writes an option receives a premium for doing so, and the party that purchases an option pays a premium therefor. The option writer incurs the risk that the option will be exercised and the writer will suffer a loss on the futures contract position it is thus required to assume that exceeds the premium the writer received.

  If the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a put option written by the Portfolio) or decreases (in the case of a call option written by the Portfolio), the Portfolio may incur losses that exceed the amount of the premium received by the Portfolio for writing the option. Such losses may arise because an option written by the Portfolio on a futures contract requires the Portfolio to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a put option) or is less than (in the case of a call option) the price specified in the futures contract to which the option relates.

INTEREST RATE OPTIONS

  After payment of a specified premium at the time an interest rate option is entered into, the purchaser of a call interest rate option obtains the right to receive specified debt securities upon exercise of the option in exchange for payment of a specified exercise price. The purchaser of a put option obtains the right to sell the specified debt securities upon exercise of the option and to receive the exercise price therefor. The writer of the interest rate option receives a premium but has the obligation, upon exercise of the option, to deliver the subject securities in exchange for the exercise price (in the case of a call option) or to purchase the subject securities at the exercise price (in the case of a put option).

  Securities for which interest rate options are currently traded include United States Treasury Bonds and United States Treasury Notes. Subject to the limitations and conditions elsewhere set forth in this Statement of Additional Information and in the Fund Prospectus, the Mid Cap Growth, Special Opportunities, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios may use these and such other interest rate options as may be available.

MARGIN REQUIREMENTS FOR FUTURES AND OPTIONS

  When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or United States Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Fund, so that a Portfolio has a net loss on its outstanding futures contracts for a given day, the Portfolio generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Fund's obligations have been met, when the futures contract is terminated.

  Similar margin requirements will apply in connection with any transactions in which a Portfolio writes options on futures contracts, options on securities indexes, or interest rate options.

STOCK INDEX OPTIONS

  After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price.

  Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes. Subject to the limitations set forth herein and in the Fund's prospectus, the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity Portfolio, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, and Emerging Markets Growth Portfolios may use these options and options on such other indexes as may be available.

OTHER DERIVATIVE TRANSACTIONS

  Subject to the conditions set forth in the Fund's Prospectus, the Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may use swaps, caps, floors and collars. Provided the contract so permits, a Portfolio will usually enter into swaps on a net basis; that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

  Each Portfolio will maintain cash or liquid high grade debt securities in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Portfolio's accrued obligations under the agreement.

  None of these Portfolios will enter into any swap, cap, floor, or collar, unless the other party to the transaction (the "Counterparty") is deemed creditworthy by the sub-investment manager. If a Counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

  The liquidity of swaps, caps, floors and collars will be determined by the sub-investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

  The federal income tax treatment with respect to swaps, caps, floors, and collars may impose limitations on the extent to which a Portfolio may engage in such transactions.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions relating to the investment of each Portfolio's assets. These restrictions are fundamental policies and may not be changed for any Portfolio without the approval of a majority of the outstanding voting shares of each affected Portfolio. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio, without the approval of a majority of the outstanding voting shares of any other Portfolio or of the entire Fund.

  No Portfolio will:

    (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate.

    (2) Make loans, other than through the acquisition of obligations in which the Portfolio may invest consistent with its objective and investment policies, except that the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Strategic Bond, and High Yield Bond Portfolios may lend portfolio securities not having a value in excess of 33 1/3% of the Portfolio's total assets.

    (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

      (A) the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Strategic Bond, and High Yield Bond Portfolios may

        (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Managed or Large Cap Growth Portfolios if more than one-third of the Portfolio's total assets would immediately thereafter be subject to such call and put options,

        (ii) purchase options on stock indexes and write such options to close out positions previously established, and

        (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Managed, Large Cap Growth, Large Cap Value, Mid Cap Value, and Small Cap Value Portfolios, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Portfolio which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to such Portfolios and as to the Equity Index and International Opportunities Portfolios, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Portfolio's total assets;

      (B) with respect to the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Short-Term U.S. Government, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios, forward foreign exchange contracts, forward commitments, and when-issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purposes of this restriction;

      (C) the Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Growth, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term U.S. Government, Strategic Bond, and High Yield Bond Portfolios may, in addition to the activities permitted in (A) and (B) above,

        (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund and purchase put and call options to close out any positions thus established, and

        (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Portfolios may purchase, sell or write such futures or options for speculative purposes if immediately thereafter the margin deposits on the Portfolio's speculative positions, plus the amount of premiums paid for outstanding speculative options on futures contracts, less any amount by which the option is "in the money" at the time of purchase, exceeds 5% of the market value of the Portfolio's net assets;

      (D) the Sovereign Bond Portfolio may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in
    (C), above, with respect to the Portfolios listed therein; and

      (E) the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small/Mid Cap CORE Equity, Global Equity, International Balanced, International Equity Index, International Opportunities,

    Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

    (4) Engage in the underwriting of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

    (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Portfolio as of the time each such borrowing is made, or 10% as to the Small/Mid Cap CORE Equity, Global Equity, International Equity Index, Emerging Markets Equity, Diversified Bond Index and High Yield Bond Portfolios, subject to a non-fundamental policy that none of these Portfolios will make additional investments at any time when such borrowings plus any amounts payable by the Portfolio under reverse repurchase agreements exceed 5% of that Portfolio's total assets.

    (6) Except as set forth herein as to the Managed, Special Opportunities, International Equities, Short-Term U.S. Government, and Sovereign Bond Portfolios, neither such portfolios, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Portfolios may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Sovereign Bond and Managed Portfolios may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the securities Act of 1933, subject to a nonfundamental restriction limiting all illiquid securities held by each Portfolio to not more than 15% of the Portfolio's net assets.

    (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

    (8) Invest for the purpose of exercising control over or management of any company.

    (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Portfolio would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Portfolio's total assets, or (d) together with investment companies having the same investment adviser as the Portfolio (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction does not apply to the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small/Mid Cap CORE Equity, Small Cap Value, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Growth, Diversified Bond Index, Strategic Bond, or High Yield Bond Portfolios.

    (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Portfolio's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction shall not apply to the Mid Cap Growth, Special Opportunities, or International Balanced Portfolios.

    (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction 3, above; the use of option contracts as permitted by restriction 3, above; and the use of foreign currency contracts.

  The Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Special Opportunities, Small/Mid Cap CORE Equity, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Equities, International Opportunities, Emerging Markets Equity, Diversified Bond Index, Sovereign Bond, Strategic Bond, and High Yield Bond Portfolios will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Portfolio's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent.

  The Special Opportunities, International Equities, and Short-Term U.S. Government Portfolios will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not directly marketable, if more than 10% of the assets of the Portfolio, taken at market value, would be invested in such securities.

  For purposes of any restrictions or limitation to which the Fund is subject, no Portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed

    (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

    (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Portfolio does not hold directly in its portfolio.

                  BOARD OF TRUSTEES AND OFFICERS OF THE FUND

  The following is a list of the current members of the Board of Trustees and officers of the Fund, together with their principal occupations during the past five years:

                               POSITION HELD
NAME, ADDRESS                 WITH REGISTRANT        PRINCIPAL OCCUPATION
-------------                 ---------------        --------------------
Henry D. Shaw................    Chairman     Senior Vice President, Individual
 John Hancock Place             and Trustee   Retail Products, John Hancock
 Boston, Massachusetts 02117                  Mutual Life Insurance Company;
                                              Director, Hancock Leasing
                                              Corporation, Independence
                                              Investment Associates, Inc., and
                                              Independence International
                                              Associates, Inc.
Thomas J. Lee................ Vice Chairman,  Vice President, Life and Annuity
 John Hancock Place              President    Services, John Hancock Mutual
 Boston, Massachusetts 02117    and Trustee   Life Insurance Company; Director,
                                              John Hancock Variable Life
                                              Insurance Company
William H. Dykstra...........     Trustee     Director, Reed & Barton
 Reed & Barton Corporation                    Corporation (silversmiths);
 Taunton, Massachusetts 02780                 Certified Public Accountant;
                                              Trust Fund Commissioner, Town of
                                              Braintree.
Joseph Kiebala, Jr. .........     Trustee     Former Assistant Director, Woods
 26 Pasture Road                              Hole Oceanographic Institution.
 Box 407
 Cataumet, Massachusetts
 02534
Frank J. Zeo.................     Trustee     Public affairs and management
 90 Naugus Avenue                             consultant; Member of Board of
 Marblehead, Massachusetts                    Directors, Careers For Later
 01945                                        Years, Inc.; Honorary Trustee,
                                              East Boston Savings Bank;
                                              Honorary Trustee, Massachusetts
                                              Tax
Elizabeth G. Cook............     Trustee     Executive Director, The
 85 East India Row                            Advertising Club of Greater
 Boston, Massachusetts 02110                  Boston.
Laura L. Mangan..............    Secretary    Assistant Regulatory and
 John Hancock Place                           Compliance Officer, John Hancock
 Boston, Massachusetts 02117                  Mutual Life Insurance Company.
Raymond F. Skiba.............    Treasurer    Director, Fund Operations, John
 John Hancock Place                           Hancock Mutual Life Insurance
 Boston, Massachusetts 02117                  Company.

  Mr. Lee and Mr. Shaw are the only Trustees who are "interested persons" as defined in the 1940 Act, as amended, and are members of the Fund's Executive Committee. Although Ms. Mangan and Mr. Skiba are officers of the Fund, they are not Trustees of the Fund.

  Certain members of the Fund's Board of Trustees own either variable annuity contracts or variable life insurance policies funded by one of the Accounts and, in that sense, have an interest in shares of the Fund.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGEMENT AND OPERATING EXPENSES

  John Hancock, the Fund's investment manager, is a Massachusetts corporation.

  John Hancock's indirect wholly-owned subsidiary, Independence Investment Associates, Inc. ("IIA"), serves as a sub-investment manager to the Managed, Growth & Income, and Large Cap Growth Portfolios. For this, John Hancock pays IIA a fee for the Large Cap Growth and Managed Portfolios at an annual rate of
 .30% of the first $500,000,000 of the Portfolio's average daily net assets, .2625% of the next $500,000,000, and .225% of all additional amounts. The advisory fee payable to IIA by John Hancock for the Growth & Income Portfolio is at an annual rate of .1875% of that Portfolio's average daily net assets.

  IIA also serves as sub-investment manager to the Real Estate Equity Portfolio. For this John Hancock pays IIA a fee at an annual rate of .30% of the first $300,000,000 of the Portfolio's average daily net assets, .25% of the next $500,000,000 and .20% of all additional amounts. Prior to May 1, 1993, John Hancock's indirect subsidiary Hancock Realty Investors Incorporated ("HRII") also served as a sub-investment manager to the Portfolio and was paid a fee by John Hancock which fee is now shared by John Hancock and IIA. As of that date, however, the personnel of HRII primarily responsible for its services to the Portfolio became employees of John Hancock and will continue in that capacity to provide the services formerly furnished by HRII.

  IIA also serves as sub-investment manager to the Short-Term U.S. Government Portfolio. For this, John Hancock pays IIA a fee at an annual rate of .19% of the first $250,000,000 of the Portfolio's average daily net assets, .17% of the next $250,000,000, and .15% of all additional amounts.

  John Hancock's indirect wholly-owned subsidiary, John Hancock Advisers, Inc. ("Advisers"), serves as sub-investment manager to the Special Opportunities Portfolio. For this, John Hancock pays Advisers a fee at an annual rate of
 .50% of the first $250,000,000 of the Portfolio's average daily net assets, .47% of the next $250,000,000, and .44% of all additional amounts.

  Advisers also serves as a sub-investment manager to the International Equities Portfolio. For this John Hancock pays Advisers a fee at an annual rate of .40% of the first $250,000,000 of the Portfolio's average daily net assets, .37% of the next $250,000,000 and .33% of all additional amounts. Advisers' wholly-owned subsidiary, John Hancock International Advisers Limited ("International Advisers"), also serves as a sub-investment manager to the International Equities Portfolio. For this Advisers pays International Advisers a fee at an annual rate of .25% of the first $250,000,000 of the Portfolio's average daily net assets, .22% of the next $250,000,000 and .18% of all additional amounts.

  Advisers also serves as sub-investment manager to the Small Cap Growth Portfolio. For this, John Hancock pays Advisers a fee at an annual rate of
 .50% of the Portfolio's average daily net assets.

  Advisers also serves as sub-investment manager to the Sovereign Bond Portfolio. For this, John Hancock pays Advisers a fee at an annual rate of
 .1875% or the Portfolio's average daily net assets.

  State Street Global Bank & Trust, N.A. ("State Street") serves as sub-investment manager to the Equity Index Portfolio. For this John Hancock pays State Street a fee at an annual rate of .07% of the first $75,000,000 of the Portfolio's average daily net assets; .06% of the next $50,000,000; and .05% on all additional amounts.

  T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-investment manager to the Large Cap Value Portfolio. For this John Hancock pays T. Rowe Price a fee at an annual rate of .50% of the Portfolio's average daily net assets.

  Neuberger & Berman, LLC ("Neuberger & Berman") serves as sub-investment manager to the Mid Cap Value Portfolio. For this John Hancock pays Neuberger & Berman a fee at an annual rate of .55% of the first $250,000,000 of the Portfolio's average daily net assets; .525% of the next $250,000,000; .50% of the next $250,000,000; and .475% of all additional amounts.

  Janus Capital Corporation ("Janus") serves as sub-investment manager to the Mid Cap Growth Portfolio. For this John Hancock pays Janus a fee at an annual rate of .60% of the first $100,000,000 of the Portfolio's average daily net assets and .55% on all additional amounts.

  Goldman Sachs Asset Management ("Goldman Sachs"), a separate operating division of Goldman, Sachs & Co., serves as sub-investment manager to the Small/Mid Cap CORE Equity Portfolio. For this John Hancock pays Goldman Sachs a fee at an annual rate of .60% of the first $50 million of the Portfolio's average daily net assets and .50% on all additional amounts.

  INVESCO Management & Research, Inc. ("INVESCO") serves as sub-investment manager to the Small Cap Value Portfolio. For this John Hancock pays INVESCO a fee at an annual rate of .55% of the average daily net assets of the first $100,000,000; .50% of the next $100,000,000; and .40% of all additional amounts.

  Scudder Kemper Investments Inc. ("Scudder") serves as sub-investment manager to the Global Equity Portfolio. For this John Hancock pays Scudder a fee at an annual rate of .70% of the first $50 million of the Portfolio's average daily net assets, .60% of the next $100 million, and .50% on all additional amounts.

  Brinson Partners, Inc., ("Brinson") serves as sub-investment manager to the International Balanced Portfolio. For this John Hancock pays Brinson a fee at an annual rate of .50% of the first $100,000,000s of the Portfolio's average daily net assets and .35% on all additional amounts.

  Independence International Associates ("International") serves as sub-investment manager to the International Equity Index Portfolio. For this John Hancock pays International a fee at an annual rate of .125% of the first $100 million of the Portfolio's average daily net assets, .10% of the next $100 million and .06% on all additional amounts.

  Rowe Price-Fleming International, Inc., ("Rowe Price-Fleming") serves as sub-investment manager to the International Opportunities Portfolio. For this John Hancock pays Rowe Price-Fleming a fee at an annual rate of .75% of the first $20,000,000 of the Portfolio's average daily net assets, .60% of the next $30,000,000, .50% of the next $150,000,000, and .50% of all the
Portfolio's assets once the Portfolio's average daily net assets reaches $200,000,000.

  Montgomery Asset Management, LLC ("Montgomery"), a wholly-owned subsidiary of Commerzbank AG, serves as sub-investment manager to the Emerging Markets Equity Portfolio. For this John Hancock pays Montgomery a fee at an annual rate of 1.10% of the first $10 million of the Portfolio's average daily net assets, .90% of the next $140 million, and .80% on all additional amounts.

  Mellon Bond Associates ("Mellon"), which is an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as sub-investment manager to the Diversified Bond Index Portfolio. For this John Hancock pays Mellon a fee at an annual rate of .08% of the first $100 million of the Portfolio's average daily net assets, .30% of the next $150 million, and .04% on all additional amounts.

  J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-investment manager to the Strategic Bond Portfolio. For this John Hancock pays J.P. Morgan a fee at an annual rate of .50% of the first $25,000,000 of the Portfolio's average daily net assets, .40% of the next $50,000,000, .30% of the next $75,000,000, and .25% on all additional amounts.


  Wellington Management Company, LLP ("Wellington") serves as sub-investment manager to the High Yield Bond Portfolio. For this John Hancock pays Wellington a fee at an annual rate of .50% of the first $100 million of the Portfolio' average daily net assets, .45% of the next $100 million, and .35% on all additional amounts.

  The fees of the sub-investment managers are solely the responsibility of John Hancock and not the Fund.

  Pursuant to its Investment Management Agreements, as amended, with the Fund, John Hancock has reserved the right to its name and "logo," which the Fund must cease using upon termination of the Agreement.

  Under the Investment Management Agreements, John Hancock provides the Fund with office space, supplies and other facilities required for the business of the Fund. It pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. Expenses not expressly assumed by John Hancock under the Investment Management Agreement are paid by the Fund. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated trustees, the Fund's fidelity bond coverage, the costs of printing and distributing to contract holders annual and semi-annual reports and voting materials, tabulating votes, compensation for certain accounting, valuation, and compliance services, legal, auditing, and custodian fees, registration costs, proxy costs, organizational costs, association dues, and other expenses related to the Fund's operations.

  In 1995, 1996, and 1997, the Fund paid a total of approximately $14,458,000,
$19,148,000, and $    , respectively, in investment advisory fees for all the
Portfolios.

  Under the Investment Management Agreements, for any fiscal year in which the normal operating costs and expenses of any Portfolio of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.25% of that Portfolio's average daily net assets, John Hancock will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. These reimbursements have been as follows for the past three years:

   PORTFOLIO                                              1997   1996    1995
   ---------                                              ---- -------- -------
   Equity Index.......................................... $    $102,406 $
   Large Cap Value.......................................        64,905
   Mid Cap Value.........................................        54,886
   Mid Cap Growth........................................        63,755
   Special Opportunities.................................                58,280
   Small Cap Value.......................................        55,765
   Small Cap Growth......................................        51,269
   International Balanced................................        50,057
   International Equities................................        38,026
   International Opportunities...........................       145,385
   Short-Term U.S. Government............................        11,154  81,642

UNDERWRITING AND INDEMNITY AGREEMENT

  The offering of the Fund's shares is continuous. Pursuant to an Underwriting and Indemnity Agreement, as amended May 1, 1997, John Hancock Distributors, Inc. ("Distributors") serves as the Fund's principal underwriter. Neither Distributors nor John Hancock receives any additional compensation from the Fund for the services it performs pursuant to the Underwriting Agreement. Distributors is a wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117.

CUSTODIAN AGREEMENT

  State Street Bank and Trust Company of Boston, Massachusetts, is the custodian of the assets of all Portfolios except for the Sovereign Bond Portfolio pursuant to a revised Custodian Agreement dated as of January 30,
1995, and amended as of March 18, 1996    , and    . Investors Bank and Trust
Company ("IBT") of Boston, Massachusetts, is the custodian of the assets of the Sovereign Bond Portfolio, pursuant to a custodian agreement dated as of May 2, 1995. The custodians' duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank or IBT, as appropriate although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. The Trustees of the Fund have determined that, except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, it is in the Fund's best interest to hold foreign assets in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act of 1940, as amended.

INDEPENDENT AUDITORS

  LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Portfolios are charged with securities brokers' commissions, transfer taxes, and other fees relating to their portfolio transactions. Expenses identifiable to a particular Portfolio are charged to that Portfolio; otherwise, expenses are prorated according to the size of the Portfolio. Investments in debt securities are, however, generally traded on a net basis through issuers or dealers acting for their own account as principals and not as brokers; therefore, no brokerage commissions are payable on such transactions, although the price to the Fund usually reflects a dealer "spread" or "mark-up."

  Brokerage commissions paid by the Portfolio were as follows for the past three years:

   PORTFOLIO                                         1997    1996       1995
   ---------                                         ---- ---------- ----------
   Managed..........................................      $  411,250 $1,158,098
   Growth & Income..................................       2,669,585  1,612,272
   Equity Index.....................................           6,843
   Large Cap Value..................................          14,960
   Large Cap Growth.................................       1,008,291    448,290
   Mid Cap Value....................................          22,485
   Mid Cap Growth...................................          24,888
   Special Opportunities............................         849,200    120,439
   Real Estate Equity...............................         118,195    105,581
   Small Cap Value..................................          40,337
   Small Cap Growth.................................          19,090
   International Balanced...........................          41,380
   International Equities...........................         913,461    639,586
   International Opportunities......................          46,838

  In 1998, orders for the purchase and sale of Portfolio investments will be placed by John Hancock with respect to the Money Market Portfolio and by the respective sub-investment managers to the other Portfolios. These Investment Managers place orders in such manner as, in their opinion, will offer the best price and market for the execution of each transaction. In seeking the best price and execution for equity securities traded only in the over-the-counter market, they normally deal directly with the principal market-makers.

  The Investment Managers are governed in the selection of brokers and dealers and the negotiation of brokerage commission rates (or the payment of net prices in the case of debt securities) by the reliability and quality of the broker or dealer's services. Some weight is given the availability and value of research and statistical assistance furnished by the broker or dealer to the Investment Manager but it is not always possible to place a dollar value on such information and services. Because it is only supplementary to the Investment Managers' own research efforts, the receipt of research information and statistical assistance is not expected to reduce their expenses measurably. Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the sub-investment manager. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the sub-investment manager as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and will permit brokers to provide only the portion of the systems to be used for research services. Research and statistical services furnished by brokers handling the Portfolios' transactions may be used by the Investment Managers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the Investment Managers in connection with the Portfolios.

  Except as described below with respect to the International Balanced Portfolio, the Investment Managers or the Portfolios will not at any time make a commitment pursuant to an agreement or understanding with a broker because of research services provided. Nor, except as set forth below, will the Investment Managers otherwise, through an internal allocation procedure, direct brokerage upon any prescribed basis to a broker because of research services provided. The sub-investment manager for each of the Small Cap Value, Mid Cap Growth, and Mid Cap Value Portfolios may have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions, research, or research related products or services which benefit its advisory clients, including the Portfolio. In certain cases, the sub-investment manager of the International Balanced Portfolio directs securities transactions for that Portfolio to particular brokers, in recognition of research services the broker has provided, pursuant to an understanding or agreement with the broker or pursuant to the sub-investment manager's own internal allocation
procedures. During 1997, such transactions totaled $    , with related
commissions of $    .

  Evaluations of the overall reasonableness of any broker's commissions are made by the Investment Managers' traders for the Portfolios on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services, although such authority is generally expected to be used very infrequently. The Mid Cap Growth, Mid Cap Value, and International Balanced Portfolios, however, may be more likely to use such authority.

  Although the Investment Managers will be responsible for the allocation of the Portfolios' brokerage, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of the Fund.

  The brokerage transactions for those Portfolios that can invest in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

  During 1997, certain Portfolios purchased the securities of their "regular brokers or dealers," as that term is defined under Rule 10b-1 of the Investment Company Act of 1940. The following table sets forth the name of each such Portfolio, the identity of each broker or dealer, and the aggregate value of the securities each such broker or dealer as of December 31, 1997.

                                                              VALUE OF HOLDING
   PORTFOLIO                    BROKER-DEALER                  AS OF 12/31/97
   ---------                    -------------                 ----------------
   Mid Cap Value                Equitable Company, Inc.            $
   Large Cap Value              J. P. Morgan Securities, Inc.      $
   International Opportunities  Norman Securities                  $
   International Opportunities  Westpac Bank                       $
   International Opportunities  Nat West                           $
   International Opportunities  Deutsche Bank                      $
   International Opportunities  Banco Santander                    $

                      THE TRUST'S ORGANIZATION AND SHARES

  On April 12, 1988, pursuant to an Agreement and Plan or Reorganization dated February 2, 1988, a majority of the outstanding shares of each Portfolio of John Hancock Variable Series Fund I, Inc., a Maryland corporation, voted its reorganization as a Massachusetts business trust effective April 29, 1988. On that date, all of the existing assets of John Hancock Variable Series Fund I, Inc., and all of its obligations were transferred to John Hancock Variable Series Trust I, a trust organized on February 25, 1988, for a number of full and fractional shares of beneficial interest of the Trust equal to the number of full and fractional shares of John Hancock Variable Series Fund I, Inc., then outstanding.

  The shares of beneficial interest of the Fund as reorganized are divided into 24 series, each corresponding to one of the 24 Portfolios described in the Fund's Prospectus. The Fund has the right to establish additional series and issue additional shares without the consent of the shareholders.

  The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof are specifically allocated to that Portfolio. They constitute the underlying assets of each Portfolio, are segregated on the books of the Fund, and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

  The shares of each Portfolio, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

  Under the Declaration of Trust of the Fund, the Fund is not required to hold an Annual Meeting. Normally there will be no shareholder meetings for the purpose of electing Trustees unless and until fewer than a majority of the Trustees then in office have been elected by the shareholders. Trustees elected at the Annual Meeting of shareholders on April 26, 1995, will continue in office until the next Annual Meeting unless they die, resign or are removed, either for cause or without cause, at any meeting of shareholders by an affirmative vote of a majority of the outstanding shares entitled to vote for the election of Trustees. The Trustees may elect their own successors and appoint Trustees to fill any vacancy only if, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders. If at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly for the purpose of electing the Board of Trustees.

  The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees when requested in writing to do so by holders of 10% or more of the outstanding shares. Whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Fund's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

  In addition to transferring assets to the Fund through Variable Life Account U and Variable Annuity Account U, JHVLICO also provided additional capital for the Fund by purchasing through Variable Life Account U $350,000 worth of shares each of the Large Cap Growth and Managed Portfolios and through Variable Life Account V $500,000 worth of shares each of the Real Estate Equity, International Equities, Short-Term U.S. Government, and Special Opportunities Portfolios. JHVLICO may withdraw such additional investment at some time. However, before withdrawing any part of their interests in any Portfolio, John Hancock or JHVLICO will consider any possible adverse impact the withdrawal might have on that Portfolio.

  If the contractholders show minimal interest in any Portfolio, the Fund's Board of Trustees, by majority vote, may eliminate the Portfolio or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The contractholders of such Portfolios will be notified in writing of the Fund's intention to eliminate the Portfolio and given 30 days to transfer amounts from such Portfolio to other Portfolios without incurring a transaction fee. Amounts not transferred or withdrawn will automatically be transferred, at the discretion of the Fund's management.

                                 VOTING RIGHTS

  All shares of the Fund of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Portfolios differ. Where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shareholders in one Portfolio on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Portfolio; and shareholders in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in the fundamental investment policy of a particular Portfolio and approval of investment management or sub-investment management agreements.

                       REDEMPTION AND PRICING OF SHARES

  Redemptions are normally made in cash, but the Fund reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities. The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (a) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed (other than customary weekend and holiday closings), (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Portfolio.

  The value of the Money Market Portfolio's securities is stated at amortized cost, which generally approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Portfolio would receive upon the sale of the instrument.

  The valuation of the Money Market Portfolio's securities based upon their amortized cost is subject to the Portfolio's adherence to certain procedures and conditions. The portfolio manager will purchase U.S. dollar-denominated securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The portfolio manager will invest only in securities that are judged to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the SEC.

  The Board of Trustees has established procedures designed to stabilize the Money Market Portfolio's price per share, as computed for the purpose of sales and redemptions, at $10.00. There can be no assurance, however, that the Portfolio will at all times be able to maintain a constant $10.00 net asset value per share. Such procedures include review of the Portfolio's holdings at such intervals as is deemed appropriate to determine whether the Portfolio's net asset value, calculated by using available market quotations, deviates from $10.00 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

                                     TAXES

  In order for the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90 percent of each Portfolio's gross income for each taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities.

  To avoid taxation of capital gains, the Fund will distribute to the Separate Accounts each Portfolio's net capital gains at least annually and net investment income at least monthly. A Portfolio's net investment income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on that Portfolio's securities, less amortization of premium and the actual or estimated expenses of the Portfolio applicable to that dividend period.

  Each Portfolio must also be adequately diversified in its investments and maintain its status as a regulated investment company ("RIC") in order that the variable life insurance policies and annuity contracts funded through the Separate Accounts retain their character as life insurance or an annuity and the related tax benefits for annuity and insurance contract holders. John Hancock will monitor continued compliance with the adequate diversification requirements set forth in regulations issued by the Treasury Department. The diversification requirements are briefly summarized below.

  For a Portfolio to qualify as a regulated investment company ("RIC"), at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer of 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. Should a Portfolio, for any reason, fail to qualify for tax treatment as a RIC, investment company, or otherwise incur any tax liability, the investment performance of the Separate Accounts could be adversely affected, to the detriment of the contractholders.

  In addition, Treasury Department regulations require that no more than 55% of the total value of the assets of each Portfolio be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

                        CALCULATION OF PERFORMANCE DATA

  The Money Market Portfolio may advertise investment performance figures, including its current yield and its effective yield. (See the following section on "Calculation of Yield Quotation of the Money Market Portfolio" for a complete description.)

YIELD AND TOTAL RETURN INFORMATION FOR ALL PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

  The non-money market Portfolios of the Fund may also advertise investment performance figures, including yield. Each such Portfolio's yield is based upon a stated 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   YIELD = 2[([(a-b)/(cd)] + 1)/6/ -1]

  Where:
      a= dividends and interest earned during the period

      b= expenses accrued for the period (net of reimbursements, if any)

      c= the average daily number of shares outstanding during the period that were entitled to receive dividends

      d= the maximum offering price (which is the net asset value) per share on the last day of the period.

  The following table shows the current yield for each of the Portfolios for the 30-day period ended December 31, 1997:

   PORTFOLIO                                                       CURRENT YIELD
   ---------                                                       -------------
   Large Cap Growth...............................................          %
   Sovereign Bond.................................................          %
   International Equities.........................................          %
   Real Estate Equity.............................................          %
   Growth & Income................................................          %
   Managed........................................................          %
   Short-Term U.S. Government.....................................          %
   Special Opportunities..........................................          %
   Equity Index...................................................          %
   Large Cap Value................................................          %
   Mid Cap Growth.................................................          %
   Mid Cap Value..................................................          %
   Small Cap Growth...............................................          %
   Small Cap Value................................................          %
   Strategic Bond.................................................          %
   International Opportunities....................................          %
   International Balanced.........................................          %

  Each of the Portfolios may advertise its total return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

                             P (1 + T)/n/ = ERV

  Where:
      P=   a hypothetical initial payment of $1,000

      T=   average annual total return

      n=   number of years

      ERV= ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period

  The average annual total return for each of the Portfolios for the periods ending December 31, 1996 is set forth in the Appendix to the prospectus.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

  The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

  The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

  Compound (effective) yield for the Portfolio will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

  For the seven-day period ending December 31, 1997, the Money Market
Portfolio's current yield was   %; its effective yield was   %.

  The Portfolio's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Portfolio, and its expenses. Current yield information should not be deemed comparable to bank deposits or other investments which pay a fixed return or which calculate yields on a different basis.

CHARGES UNDER VARIABLE LIFE INSURANCE AND VARIABLE ANNUITY POLICIES

  Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to JHVLICO's and John Hancock's variable life insurance and variable annuity policies. Therefore, the yield or total return of any Portfolio is not comparable to that of a publicly available fund. Yield or total return quotations should not be considered representative of the Portfolio's yield or total return in any future period.

                            ADDITIONAL INFORMATION

LEGAL MATTERS

  Freedman, Levy, Kroll & Simonds of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

REPORTS

  Annual and semi-annual reports containing financial statements of the Fund, as well as voting instructions soliciting material for the Fund, will be sent to variable life insurance and annuity contractholders having an interest in the Fund.

                             FINANCIAL STATEMENTS

  The Fund's financial statements appearing in its Fund's Annual Report to contractholders and the report of Ernst & Young LLP, independent auditors of the Fund, which appears therein, are incorporated by reference into the Statement of Additional Information. No other part of such Annual Report is incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address which appears on the cover page of this Statement of Additional Information.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements.

    1. Financial Highlights (Part A).

    2. The following statements and schedules for each of the Fund's eighteen Portfolios that were being offered on December 31, 1997 are incorporated by reference into Part B of the Fund's Registration Statement from the Fund's Annual Report to contractholders, dated December 31, 1996.

      a. Statement of Assets and Liabilities, at December 31, 1997.

      b. Statement of Operations, for the year ended December 31, 1997.

      c. Statements of Changes in Net Assets, for each of the two years in the period ended December 31, 1997.

      d. Schedule of Investments, at December 31, 1997.

      e. Notes to Financial Statements.

      f. Report of Ernst & Young LLP, Independent Auditors.

  (b) Exhibits:

    1. Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, included in Post-Effective Amendment No. 3 to this File No. 33-2081, filed in April, 1988.

    2. By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, included in Post-Effective Amendment No. 3 to this File No. 33-2081, filed in April, 1988.

    3. Not Applicable.

    4. Not Applicable.

    5. a. Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Mutual Life Insurance Company dated April 12, 1988 relating to the Initial Portfolios, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

    b. Sub-Investment Management Agreement among John Hancock Variable Series Trust I, Independence Investment Associates, Inc., and John Hancock Mutual Life Insurance Company dated April 29, 1988, relating to the Growth & Income, Large Cap Growth, and Managed Portfolios, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

    c. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, and John Hancock Mutual Life Insurance Company, pertaining to the Real Estate Equity Portfolio, included in Post-Effective Amendment No. 9 to this File No. 33-2081, filed March 1, 1994.

    d. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Mutual Life Insurance Company and John Hancock Advisers, Inc., relating to the International Equities Portfolio, included in Post-Effective Amendment No. 3 to this File No. 33-208l, filed in April 15, 1988.

    e. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Mutual Life Insurance Company, John Hancock Advisers, Inc. and John Hancock

  International Advisers, Limited, relating to the International Equities Portfolio, included in Post-Effective Amendment No. 3 to this File No. 33-208l, filed in April, 1988.

    f. Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company dated April 12, 1988, relating to the Real Estate Equity and International Portfolios, included in Post-Effective Amendment No. 3 to this File No. 33-208l, filed in April, 1988.

    g. Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Short-Term U.S. Government and Special Opportunities Portfolios, included in Post-Effective Amendment No. 9 to this File No. 33-2081, filed March 1, 1994.

    h. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, Inc. and John Hancock Mutual Life Insurance Company relating to the Short-Term U.S. Government Portfolio, included in Post-Effective Amendment No. 9 to this File No. 33-2081, filed March 1, 1994.

    i. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Mutual Life Insurance Company relating to the Special Opportunities Portfolio, included in Post-Effective Amendment No. 9 to this File No. 33-2081, filed March 1, 1994.

    j. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Mutual Life Insurance Company, relating to the Sovereign Bond Portfolio, included in Post-Effective Amendment No. 11 to this File No. 33-2081, filed April 29, 1995.

    k. Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed April 30, 1996.


    l. Amendment, dated May 1, 1997, to the Investment Management Agreements dated April 12, 1988, April 15, 1994, and March 14, 1996, to reallocate Fund expenses and to reduce the advisory fee of the Short-Term U.S. Government Portfolio and the Equtiy Index Portfolio, included in Post-Effective Amendment No. 16 to this File No. 33-2081, filed on May 1, 1997.


    m. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Mutual Life Insurance Company, relating to the Large Cap Value Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    n. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Mutual Life Insurance Company, relating to the Mid Cap Growth Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    o. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Neuberger & Berman Management, L.P., and John Hancock Mutual Life Insurance Company, relating to the Mid Cap Value Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    p. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Mutual Life Insurance Company, relating to the Small Cap Growth Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    q. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, INVESCO Management & Research, and John Hancock Mutual Life Insurance Company, relating to the Small Cap Value Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    r. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, J.P. Morgan Investment Management, Inc., and John Hancock Mutual Life Insurance Company, relating to the Strategic Bond Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    s. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Rowe Price-Fleming International, Inc., and John Hancock Mutual Life Insurance Company, relating to the International Opportunities Portfolio, included in Post-Effective Amendment No. 13 to this
  File No. 33-2081, filed April 30, 1996.

    t. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Brinson Partners, Inc., and John Hancock Mutual Life Insurance Company, relating to the International Balanced Portfolio, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed
  April 30, 1996.

    u. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Mutual Life Insurance Company, relating to the Equity Index Portfolio, included in Post-Effective Amendment No. 16 to this File No. 33-2081, filed on May 1, 1997.

    v. Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Small /Mid Cap CORE Equity, Global Equity, International Equity Index, Emerging Markets Equity, Diversified Bond Index, and High Yield Bond Portfolio. (To be filed by amendment.)

    w. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Mutual Life Insurance Company, relating to the Small/Mid Cap CORE Equity Portfolio. (To be filed by amendment.)

    x. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Scudder Kemper Investments, Inc., and John Hancock Mutual Life Insurance Company, relating to the Global Equity Portfolio. (To be filed by amendment.)

    y. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence International Associates, Inc., and John Hancock Mutual Life Insurance Company, relating to the International Equity Index Portfolio. (To be filed by amendment.)

    z.  Sub-Investment Management Agreement Among John Hancock Variable
  Series Trust I, Montgomery Assets Management, LLC, and John Hancock Mutual Life Insurance Company, relating to the Emerging Markets Equity Portfolio. (To be filed by amendment.)

    aa. Sub-Investment Management Agreement Among John Hancock Variable
  Series Trust I, Mellon Bond Associates, and John Hancock Mutual Life Insurance Company, relating to the Diversified Bond Index Portfolio. (To be filed by amendment.)

    bb. Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Mutual Life Insurance Company, relating to the High Yield Bond Portfolio. (To be filed by amendment.)

    6. a. Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company, dated April 29, 1988, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

    b. Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company, previously filed electronically on February 28, 1997.

    7. Not Applicable.

    8. a. Custodian Agreement among John Hancock Variable Series Fund I, Inc., John Hancock Mutual Life Insurance Company, and Manufacturers Hanover Bank, dated January 16, 1986, included in Exhibit 8 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986.

    b. Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equities and Special Opportunities Portfolios, included in Post-Effective Amendment No. 10 to this File No. 33-2081, filed March 2, 1995.

    c. Custodian Agreement among John Hancock Variable Series Trust I and Investors Bank and Trust Company, relating to the Sovereign Bond Portfolio included in Post-Effective Amendment No. 11 to this File No. 33-2081, filed April 29, 1995.

    d. Amendment to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover additional Portfolios, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed April 30, 1996.

    9. Amendment dated April 29, 1988 to Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, which was priorly included in
  Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

    10. Opinion and Consent of Counsel regarding the legality of the securities being registered. (To be filed by amendment.)

    11. (a) Consent of Ernst & Young LLP, independent auditors. (To be filed by amendment.)

    11. (b) Representation of Counsel pursuant to Rule 485(b). (To be filed by amendment.)

    12. Not Applicable.

    13. Not Applicable.

    14. Not Applicable.

    15. Not Applicable.

    16. Not Applicable. Registrant does not use performance information in any advertising materials; therefore, Registrant is not required to provide schedules for the computation of performance quotations provided in this Registration Statement.

    17. Diagram of Subsidiaries of John Hancock Mutual Life Insurance
  Company.

    18. Powers of Attorney for Ms. Cook and Mr. Lee included in Post-Effective Amendment No. 9 to this Form N-1A Registration Statement (File No. 33-2081), filed March 1, 1994. Powers of Attorney of Messrs. Shaw, Zeo, Dykstra and Kiebala, included in Post-Effective Amendment No. 3 to this Form N-1A Registration Statement (File No. 33-208l), filed in April, 1988.

    27. Financial Data Schedule. (To be filed by amendment.)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Currently, shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Mutual Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Mutual Variable Life Insurance Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; and (4) John Hancock Variable Annuity Account I, a separate investment account created pursuant to created pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO. (The seven variable accounts are hereinafter referred to as "Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with such Separate Accounts will have the opportunity to instruct JHVLICO and John Hancock, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock and JHVLICO directly control the Registrant, and the Separate Accounts currently are its sole shareholders.


  Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock and JHVLICO. A diagram of the subsidiaries of John Hancock is attached as Exhibit 17 to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  The number of Separate Account record holders of each class of securities of Registrant are as follows:

            TITLE OF CLASS                         NUMBER OF RECORD HOLDERS
            --------------                         ------------------------
     Growth & Income Portfolio Shares                       Seven
     Sovereign Bond Portfolio Shares                        Seven
     Money Market Portfolio Shares                          Seven
     Large Cap Growth Portfolio Shares                      Seven
     Managed Portfolio Shares                               Seven
     Real Estate Equity Portfolio Shares                    Seven
     International Equities Portfolio Shares                Seven
     Short-Term U.S. Government Portfolio Shares            Seven
     Special Opportunities Portfolio Shares                 Seven
     Equity Index Portfolio Shares                          Seven
     Large Cap Value Portfolio Shares                       Seven
     Mid Cap Growth Portfolio Shares                        Seven
     Mid Cap Value Portfolio Shares                         Seven
     Small Cap Growth Portfolio Shares                      Seven
     Small Cap Value Portfolio Shares                       Seven
     Strategic Bond Portfolio Shares                        Seven
     International Opportunities Portfolio Shares           Seven
     International Balanced Portfolio Shares                Seven
     Small/Mid Cap CORE Equity Portfolio Shares             Seven
     Global Equity Portfolio Shares                         Seven
     International Equity Index Portfolio Shares            Seven
     Emerging Markets Equity Portfolio Shares               Seven
     Diversified Bond Index Portfolio Shares                Seven
     High Yield Bond Portfolio Shares                       Seven

ITEM 27. INDEMNIFICATION

  Reference is made to Article VI of the Registrant's By-Laws (Exhibit 2 to Post-Effective Amendment No. 3 to this Registration Statement dated April,
1988), which provides that the Trust shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust (Exhibit I to Post-Effective Amendment No. 3 to this Registration Statement dated April, 1988), relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by references. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of a quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration
Statement: specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(k) to Post-Effective Amendment No. 12 to this Registration Statement dated February 13, 1996), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(g) to Post-Effective Amendment No. 9 to this Registration Statement dated March, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 5(a) to Post-Effective Amendment No. 4 to this Registration Statement, dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(v) to Post-Effective Amendment No. 18 to this Registration Statement dated February ___, 1998), Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I, and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 3 to this Registration Statement dated April, 1988), and
Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement dated March 13,
1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual LIfe Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement dated February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management of the Fund," Item 7 of Part II of John Hancock's Form ADV [filed separately with the Commission (File No. 801-8352)], and Item 10 of John Hancock's Form BD [filed separately with the Commission (File No. 8-15661)]. Information pertaining to any business and other connections of Registrant's sub-investment advisers, Independence Investment Associates, Inc. ("IIA"), John Hancock Advisers Inc. ("Advisers"), John Hancock International Advisers, Limited ("International Advisers"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Janus Capital Corporation ("Janus"), Neuberger & Berman Management, L.P. ("Neuberger & Berman"), INVESCO Management & Research ("INVESCO"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming"), Brinson Partners, Inc. ("Brinson"), Goldman Sachs Asset Management ("Goldman Sachs"), Scudder Kemper Investments, Inc.("Scudder Kemper"), Independence International Associates, Inc. ("Independence International"), Montgomery Asset Management, LLC ("Montgomery"), Mellon Bond Associates ("Mellon"), and Wellington Management Company, LLP ("Wellington") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund" and Item 7 of Part II of the Forms ADV of IIA (File No. 801-18048), Advisers (File No. 801-8124), Advisers International (File No. 801-29498), T. Rowe Price (File No. 801-856), Janus (File No. 801-13991), Neuberger & Berman (File No. 801-3908), INVESCO (File No. 801-1596), J.P. Morgan (File No. 801-21011), Rowe Price-Fleming (File No. 801-14713), Brinson (File No. 801-34910) Goldman Sachs (File No. 801-_____), Scudder Kemper (File No. 801-_____), Independence International (File No. 801-_____), Montgomery (File No. 801- _____), Mellon (File No. 801-_____), Wellington (File No. 801-_____) filed separately with the Commission.

  The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of John Hancock, IIA, Advisers, Advisers International, T. Rowe Price, Janus, Neuberger & Berman, INVESCO, J.P. Morgan, Rowe Price-Fleming, Brinson Goldman Sachs, Scudder Kemper, Independence International, Montgomery, Mellon, and Wellington are hereby incorporated by reference, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 29. PRINCIPAL UNDERWRITERS


  (a) John Hancock Distributors, Inc. ("Distributors") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Distributors does not act as a principal underwriter, distributor, or investment advisor for any other investment company.

  (b) The name and principal business address of each officer, director, or partner of Distributors as well as their positions and offices with Distributors are hereby incorporated by reference from Schedules A and D of Distributors Form BD [filed separately with the Commission (Firm CRD No. 468)]. None of the directors or partners of Distributors hold positions with the Registrant.

  (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

  John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent, investment adviser, principal underwriter, and distributor and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act. John Hancock, as Investment Adviser will keep records related to transactions in the Bond and Money Market Portfolios.

  IIA, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Growth & Income, Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios.

  Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, and International Advisers, 37 Park Street, London W1Y3H6, England, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the International Equities Portfolio.

  Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Special Opportunities, Sovereign Bond, and Small Cap Growth Portfolios.


  State Street, Two International Place, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index
Portfolio.

  T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Value Portfolio.

  Janus, 100 Fillmore Street, Denver, Colorado 80206, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Growth Portfolio.

  Neuberger & Berman, 605 Third Avenue, New York, New York 10158, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Value Portfolio.

  INVESCO, 101 Federal Street, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Small Cap Value Portfolio.

  J.P. Morgan, 522 Fifth Avenue, New York, New York, 10036, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Strategic Bond Portfolio.

  Rowe Price-Fleming, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the International Opportunities Portfolio.

  Brinson, 209 South LaSalle Street, Chicago, Illinois 60604, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the International Balanced Portfolio.

  Goldman Sachs, One New York Plaza, New York, New York 10004, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap CORE Equity Portfolio.

  Scudder Kemper, 345 Park Avenue, New York, New York 100__, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Global Equity Portfolio.

  Independence International, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the International Equity Index Portfolio.

  Montgomery, 101 California Street, San Francisco, California 94111, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Emerging Markets Equity Portfolio.

  Mellon, One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Diversified Bond Index Portfolio.

  Wellington, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the High Yield Bond Portfolio.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

  Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 12TH DAY OF FEBRUARY, 1998.

                                             John Hancock Variable Series
                                              Trust I

                                                       /s/ Henry D. Shaw
                                             By: ______________________________
                                                    Henry D. Shaw, Chairman

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

               SIGNATURE                                    DATE


          /s/ Raymond F. Skiba
By: ____________________________________                  February 12, 1998
            Raymond F. Skiba
   Treasurer (Principal Financial and
          Accounting Officer)

           /s/ Henry D. Shaw
By: ____________________________________                  February 12, 1998
             Henry D. Shaw
 Chairman (Principal Executive Officer)


For himself and as attorney-in-fact for:

  William H. Dykstra
  Trustee

  Joseph Kiebala, Jr.
  Trustee

  Frank J. Zeo
  Trustee

  Elizabeth G. Cook
  Trustee